SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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RETROPHIN, INC.

(Name of Registrant as Specified In Its Charter)

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PRELIMINARY COPY – SUBJECT TO COMPLETION

RETROPHIN, INC.

12255 El Camino Real

San Diego, CA 92130

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held On            , 2015

Dear Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders (the “Annual Meeting”) of Retrophin, Inc., a Delaware corporation (the “Company”). The meeting will be held on             , 2015, at 9:30 a.m., local time, at the Company’s San Diego office located at 12255 El Camino Real, San Diego, California 92130, for the following purposes:

1.	To elect the six nominees for director named herein to the Board of Directors to serve for a term of one year;
2.	To approve the Company’s 2015 Equity Incentive Plan;
3.	To approve, on an advisory basis, the compensation of the Company’s named executive officers;
4.	To approve an amendment to the Company’s certificate of incorporation;
5.	To approve an amendment and restatement of the Company’s amended and restated bylaws;
6.	To approve the Company’s issuance of the maximum number of shares of common stock of the Company issuable under the Common Stock Purchase Warrants issued by the Company on June 30, 2014, November 13, 2014 and January 12, 2015 to Athyrium Opportunities Fund (A) LP, Athyrium Opportunities Fund (B) LP, PCOF 1, LLC and Perceptive Credit Opportunities Fund, LP (each individually, a “Lender”), including in the event any such issuance would result in a Lender’s beneficial ownership of the outstanding shares of common stock of the Company exceeding 19.99%, and including a waiver of Nasdaq Listing Rule 5635 and any other Nasdaq Listing Rule that would prohibit the issuance of such shares;
7.	To ratify the selection by the Audit Committee of the Board of Directors of BDO USA LLP as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2015; and
8.	To conduct any other business properly brought before the meeting.

These	items of business are more fully described in the Proxy Statement accompanying this Notice.

The record date for the Annual Meeting is            , 2015. Only stockholders of record at the close of business on that date may vote at the meeting or any adjournment thereof.

                                     By Order of the Board of Directors

                              Margaret Valeur-Jensen, Ph.D.

                              General Counsel and Secretary

San Diego, California

                   , 2015

You are cordially invited to attend the meeting in person. Whether or not you expect to attend the meeting, please complete, date, sign and return the enclosed proxy as promptly as possible in order to ensure your representation at the meeting. Even if you have voted by proxy, you may still vote in person if you attend the meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must obtain a proxy issued in your name from that record holder.

RETROPHIN, INC.

12255 El Camino Real

San Diego, CA 92130

PROXY STATEMENT

FOR THE 2015 ANNUAL MEETING OF STOCKHOLDERS

To be held on            , 2015

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING

Why am I receiving these materials?

We have sent you these proxy materials because the Board of Directors (sometimes referred to as the “Board”) of Retrophin, Inc. (sometimes referred to as “we,” “us,” the “Company” or “Retrophin”) is soliciting your proxy to vote at the 2015 Annual Meeting of Stockholders (the “Annual Meeting”), including at any adjournments or postponements of the meeting. You are invited to attend the Annual Meeting to vote on the proposals described in this proxy statement. However, you do not need to attend the Annual Meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card.

We intend to mail these proxy materials on or about             , 2015 to all shareholders of record entitled to vote at the Annual Meeting.

How do I attend the Annual Meeting?

The meeting will be held on            ,            , 2015 at 9:30 a.m., local time, at the Company’s San Diego office located at 12255 El Camino Real, San Diego, California 92130. Information on how to vote in person at the Annual Meeting is discussed below.

Who can vote at the Annual Meeting?

Only stockholders of record at the close of business on            , 2015 will be entitled to vote at the Annual Meeting. On this record date, there were            shares of common stock outstanding and entitled to vote.

Stockholder of Record: Shares Registered in Your Name

If on            , 2015 your shares were registered directly in your name with the Company’s transfer agent, Standard Registrar & Transfer Co. Inc., then you are a stockholder of record. As a stockholder of record, you may vote in person at the meeting or vote by proxy. Whether or not you plan to attend the meeting, we urge you to fill out and return the enclosed proxy card to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If on            , 2015 your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares in your account. You are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the meeting unless you request and obtain a valid proxy from your broker or other agent.

What am I voting on?

There are seven matters scheduled for a vote:

•	election of the six nominees for director named herein to the Board of Directors to serve for a term of one year;
•	approval of the Company’s 2015 Equity Incentive Plan;
•	approval, on an advisory basis, of the compensation of the Company’s named executive officers;
•	approval of an amendment to the Company’s certificate of incorporation;
•	approval of amendment and restatement of the Company’s amended and restated bylaws;
•	approval of the Company’s issuance of the maximum number of shares of common stock of the Company issuable under the Common Stock Purchase Warrants issued by the Company on June 30, 2014, November 13, 2014 and January 12, 2015 to Athyrium Opportunities Fund (A) LP, Athyrium Opportunities Fund (B) LP, PCOF 1, LLC and Perceptive Credit Opportunities Fund, LP (collectively, the “Lenders”, and each individually, a “Lender”), including in the event any such issuance would result in a Lender’s beneficial ownership of the outstanding shares of common stock of the Company exceeding 19.99%, and including a waiver of Nasdaq Listing Rule 5635 and any other Nasdaq Listing Rule that would prohibit the issuance of such shares; and
•	ratification of the selection by the Audit Committee of the Board of Directors of BDO USA LLP as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2015.

What if another matter is properly brought before the meeting?

The Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on those matters in accordance with their best judgment.

How do I vote?

For Proposal 1, you may either vote “For” all the nominees to the Board of Directors or you may “Withhold” your vote for any nominee you specify. For Proposals 2, 3, 4, 5, 6 and 7, you may vote “For” or “Against” or abstain from voting.

The procedures for voting are as follows:

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record, you may vote in person at the Annual Meeting or vote by proxy using the enclosed proxy card. Whether or not you plan to attend the meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the meeting and vote in person even if you have already voted by proxy.

•	To vote in person, come to the Annual Meeting and we will give you a ballot when you arrive.

•	To vote using the enclosed proxy card, simply complete, sign and date the proxy card and return it promptly in the envelope provided. If you return your signed proxy card to us before the Annual Meeting, we will vote your shares as you direct.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If you are a beneficial owner of shares registered in the name of your broker, bank, or other agent, you should have received a voting instruction form with these proxy materials from that organization rather than from us. Simply complete and mail the voting instruction form to ensure that your vote is counted. To vote in person at the Annual Meeting, you must obtain a valid proxy from your broker, bank or other agent. Follow the instructions from your broker or bank included with these proxy materials, or contact your broker or bank to request a proxy form.

How many votes do I have?

On each matter to be voted upon, you have one vote for each share of common stock you own as of            , 2015.

What happens if I do not vote?

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record and do not vote by completing your proxy card or in person at the Annual Meeting, your shares will not be voted.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If you are a beneficial owner and do not instruct your broker, bank, or other agent how to vote your shares, the question of whether your broker or nominee will still be able to vote your shares depends on whether The Nasdaq Stock Market (“Nasdaq”) deems the particular proposal to be a “routine” matter. Brokers and nominees can use their discretion to vote “uninstructed” shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters. Under the rules and interpretations of the Nasdaq Listing Rules, “non-routine” matters are matters that may substantially affect the rights or privileges of stockholders, such as mergers, stockholder proposals, elections of directors (even if not contested), executive compensation (including any advisory stockholder votes on executive compensation and on the frequency of stockholder votes on executive compensation), and certain corporate governance proposals, even if management-supported. Accordingly, your broker or nominee may not vote your shares on Proposals 1, 2, 3, 4, 5, or 6, without your instructions, but may vote your shares on Proposal 7.

What if I return a proxy card or otherwise vote but do not make specific choices?

If you return a signed and dated proxy card or otherwise vote without marking voting selections, your shares will be voted, as applicable, “For” the election of all six nominees for director, “For” approval of the Company’s 2015 Equity Incentive Plan, “For” the approval of the compensation of our named executive officers as disclosed in this proxy statement, “For” the approval of an amendment to the Company’s certificate of incorporation as disclosed in this proxy statement, “For” the approval of an amendment and restatement of the Company’s amended and restated bylaws as disclosed in this proxy statement, “For” the approval of the Company’s issuance of the maximum number of shares of common stock of the Company issuable under such warrants previously issued to the Lenders as disclosed in this proxy statement and “For” ratification of selection by the Audit Committee of the Board of Directors of BDO USA LLP as independent registered public accounting firm of the Company for its fiscal year ending 2015. If any other matter is properly presented at the meeting, your proxyholder (one of the individuals named on your proxy card) will vote your shares using his or her best judgment.

Who is paying for this proxy solicitation?

We will pay for the entire cost of soliciting proxies. In addition to these proxy materials, our directors and employees may also solicit proxies in person, by telephone, or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

In addition, we have retained Alliance Advisors to assist in the solicitation. We will pay Alliance Advisors approximately $7,000 plus out-of-pocket expenses, for its assistance.

What does it mean if I receive more than one set of proxy materials?

If you receive more than one set of proxy materials, your shares may be registered in more than one name or in different accounts. Please follow the voting instructions on the proxy cards in the proxy materials to ensure that all of your shares are voted.

Can I change my vote after submitting my proxy?

Stockholder of Record: Shares Registered in Your Name

Yes. You can revoke your proxy at any time before the final vote at the meeting. If you are the record holder of your shares, you may revoke your proxy in any one of the following ways:

•	You may submit another properly completed proxy card with a later date.

•	You may send a timely written notice that you are revoking your proxy to the attention of the Secretary of Retrophin, Inc. at 12255 El Camino Real, San Diego, CA 92130.
•	You may attend the Annual Meeting and vote in person. Simply attending the meeting will not, by itself, revoke your proxy.

Your most current proxy card is the one that is counted.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If your shares are held by your broker or bank as a nominee or agent, you should follow the instructions provided by your broker or bank.

When are stockholder proposals and director nominations due for next year’s annual meeting?

To be considered for inclusion in next year’s proxy materials, your proposal must be submitted in writing by            , 2015 to the attention of the Secretary of Retrophin, Inc. at 12255 El Camino Real, San Diego, CA 92130.

If Proposal 5 is approved, and you wish to submit a proposal (including a director nomination) at the meeting that is not to be included in next year’s proxy materials, your written request must be received by the Secretary of Retrophin between             , 2015 and             , 2015. You are also advised to review the Company’s amended and restated bylaws contained in Appendix C, which, if approved, would contain additional requirements about advance notice of stockholder proposals and director nominations.

If Proposal 5 is not approved, and you wish to bring a matter before the shareholders at next year’s annual meeting and you do not notify the Company before             , 2015, then for all proxies we receive, the proxyholders will have discretionary authority to vote on the matter, including discretionary authority to vote in opposition to the matter.

How are votes counted?

Votes will be counted by the inspector of election appointed for the meeting, who will separately count, for the proposal to elect directors, votes “For,” “Withhold” and broker non-votes; and, with respect to other proposals, votes “For” and “Against,” abstentions and, if applicable, broker non-votes. Abstentions will be counted towards the vote total for Proposals 2, 3, 4, 5, 6 and 7 and will have the same effect as “Against” votes. Broker non-votes have no effect and will not be counted towards the vote total for any proposal, except for Proposal 4, which requires approval from the holders of a majority of the outstanding shares entitled to vote on the matter, and therefore broker non-votes will have the same effect as “Against” votes.

What are “broker non-votes”?

As discussed above, when a beneficial owner of shares held in “street name” does not give instructions to the broker or nominee holding the shares as to how to vote on matters deemed by Nasdaq to be “non-routine,” the broker or nominee cannot vote the shares. These unvoted shares are counted as “broker non-votes.”

How many votes are needed to approve each proposal?

•	For Proposal 1, the election of directors, the six nominees receiving the most “For” votes from the holders of shares present in person or represented by proxy and entitled to vote on the election of directors will be elected. Only votes “For” or “Withhold” will affect the outcome. Broker non-votes will have no effect.
•	To be approved, Proposal 2 approving the Company’s 2015 Equity Incentive Plan, requires a “For” vote from at least a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting. If you mark your proxy to “Abstain” from voting, it will have the same effect as an “Against” vote. Broker non-votes will have no effect.
•	Proposal 3, advisory approval of the compensation of the Company’s named executive officers, will be considered to be approved if it receives “For” votes from the holders of a majority of shares present in person or represented by proxy and entitled to vote on the matter. If you “Abstain” from voting, it will have the same effect as an “Against” vote. Broker non-votes will have no effect.

•	To be approved, Proposal 4 approving an amendment to the Company’s certificate of incorporation, requires a “For” vote from the holders, either in person or represented by proxy, of a majority of the outstanding shares entitled to vote on the matter. If you mark your proxy to “Abstain” from voting, it will have the same effect as an “Against” vote. Broker non-votes will also have the same effect as “Against” votes.
•	To be approved, Proposal 5 approving an amendment and restatement of the Company’s amended and restated bylaws, requires a “For” vote from at least a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting. If you mark your proxy to “Abstain” from voting, it will have the same effect as an “Against” vote. Broker non-votes will have no effect.
•	To be approved, Proposal 6 approving the Company’s issuance of the maximum number of shares of common stock of the Company issuable under such warrants previously issued to the Lenders, requires a “For” vote from at least a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting. If you mark your proxy to “Abstain” from voting, it will have the same effect as an “Against” vote. Broker non-votes will have no effect.
•	To be approved, Proposal 7 ratifying the selection by the Audit Committee of the Board of Directors of BDO USA LLP as the independent registered public accounting firm of the Company for its fiscal year ending 2015 must receive “For” votes from the holders of a majority of shares present in person or represented by proxy and entitled to vote at the Annual Meeting. If you mark your proxy to “Abstain” from voting, it will have the same effect as an “Against” vote.

What is the quorum requirement?

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if stockholders holding at least a majority of the outstanding shares entitled to vote are present at the meeting in person or represented by proxy. On the record date, there were shares outstanding and entitled to vote. Thus, the holders of             shares must be present in person or represented by proxy at the meeting to have a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, the holders of a majority of shares present at the meeting in person or represented by proxy may adjourn the meeting to another date.

How can I find out the results of the voting at the Annual Meeting?

Preliminary voting results will be announced at the Annual Meeting. In addition, final voting results will be published in a current report on Form 8-K that we expect to file within four business days after the Annual Meeting. If final voting results are not available to us in time to file a Form 8-K within four business days after the meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional Form 8-K to publish the final results.

PROPOSAL 1

ELECTION OF DIRECTORS

The Board of Directors is currently comprised of seven directors (Stephen Aselage, Tim Coughlin, Cornelius Golding, John Kozarich, Gary Lyons, Jeffrey Meckler and Steve Richardson). With the exception of Stephen Aselage who is our President and Chief Executive Officer, all current members of the Board of Directors meet the definition of “independent director” under the Nasdaq qualification standards. There are six nominees for director this year, consisting of our incumbent directors other than Mr. Richardson, who has elected not to stand for re-election at the Annual Meeting. We intend to reduce the authorized size of our Board of Directors from seven directors to six directors on or shortly following the date of the Annual Meeting. Proxies may not be voted for a greater number of persons than the number of nominees named in this proxy statement.

After each annual election, each director will then serve a term of one year (or, in each case, until their earlier resignation, removal from office, or death) and until a successor is duly elected and qualified. Officers of the Company serve at the discretion of the Board of Directors. There are no family relationships among the Company’s directors and executive officers.

Vote Required

The nominees receiving the highest number of affirmative votes of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors will be elected to the Board of Directors.

Votes withheld from any director are counted for purposes of determining the presence or absence of a quorum, but have no other legal effect under Delaware law.

Unless otherwise instructed, the proxy holders will vote the proxies received by them for the Company’s nominees named above. If any of the Company’s nominees is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who is designated by the present Board of Directors to fill the vacancy. It is not expected that any of the Company’s nominees will be unable or will decline to serve as a director. The Board of Directors unanimously recommends that stockholders vote “For” the nominees named below.

Nominees for Election at the Annual Meeting

The following is a brief biography of each nominee for director. The brief biographies below include information, as of the date of this proxy statement, regarding the specific and particular experience, qualifications, attributes or skills of each nominee that led the Nominating / Corporate Governance Committee to recommend that person as a nominee. However, each of the members of the Nominating / Corporate Governance Committee may have a variety of reasons why he believes a particular person would be an appropriate nominee for the Board of Directors, and these views may differ from the views of other members.

All of the nominees are currently directors of the Company. With the exception of Tim Coughlin, John Kozarich, Gary Lyons and Jeffrey Meckler, the nominees were previously elected to the Board of Directors by the Company’s stockholders.

Stephen Aselage has served as a director of the Company since December 2012, and as President and Chief Executive Officer of the Company since November 2014. Previously, Mr. Aselage was a director of our predecessor, Retrophin, Inc., since October 2012. Prior to joining Retrophin, Mr. Aselage served as the Executive Vice President and Chief Business Officer at BioMarin, a biotechnology company, from December 2009 through September 2012 and from July 2005 to December 2009, Mr. Aselage served as BioMarin’s Senior Vice President of Global Commercial Development. From February 2004 to June 2005, Mr. Aselage served as Executive Vice President of Global Commercial Operations at Cell Therapeutics, a biotechnology company focused on cancer therapeutics. From September 2003 to January 2004, Mr. Aselage served as Senior Vice President of North

American Sales and Marketing for the Transplant Division of Genzyme Corporation, a biotechnology company, following Genzyme’s acquisition of Sangstat Medical Corporation where he had worked since February 1999. While at Sangstat, Mr. Aselage restructured the company’s sales, marketing and medical affairs groups. From 1996 through 1999, Mr. Aselage served as Director of Sales and Marketing at Advanced Tissue Sciences, a biotechnology company. Earlier in his career, Mr. Aselage held a variety of sales and sales management positions at biotechnology and pharmaceutical companies including Rhone-Poulenc Rorer Pharmaceuticals (now Sanofi-Aventis), Genentech, Inc., and Bristol Laboratories, a biopharmaceutical company. Mr. Aselage holds a B.S. in biology from the University of Notre Dame.

Mr. Aselage was selected as a director because of his business and professional experience, including his leadership of BioMarin in drug commercialization, private and public financings and a successful turnaround of multiple businesses.

Tim Coughlin has served as a director of the Company since March 2015. He has served as the Chief Financial Officer of Neurocrine Biosciences, Inc. since September 2006 after having served as Vice President, Controller. At Neurocrine, he is responsible for Accounting, Finance, Information Technology, Operations and Investor Relations. Prior to joining Neurocrine in 2002, he was with CHI, a nationwide integrated healthcare delivery system where he served as Vice President, Financial Services. Mr. Coughlin also served as a Senior Manager in the Health Sciences practice of Ernst & Young LLP, and its predecessors, from 1989 to 1999. Mr. Coughlin currently serves on the Board of Directors of Fate Therapeutics, a publicly traded company focused on stem cell research. Mr. Coughlin holds a Bachelor’s degree in Accounting from Temple University and a Master’s degree in International Business from San Diego State University and is a certified public accountant in both California and Pennsylvania.

Mr. Coughlin, was selected as a director because of his financial and audit experience as well as his pharmaceutical and life sciences public company experience.

Cornelius E. Golding has served as a director of the Company since October 2013. Previously, Mr. Golding was the Senior Vice President and Chief Financial Officer of Atlantic Mutual Insurance Company, where, among other responsibilities, he oversaw the corporate investment portfolio, a position he held from August 1994 to his retirement in September 2003. Previously, from 1981 to 1994, Mr. Golding served in various management and executive positions at Atlantic Mutual Insurance Company, including Senior Vice President and Comptroller, Vice President and Comptroller and Vice President-Internal Audit. Prior to joining Atlantic Mutual Insurance Company, Mr. Golding served as the Vice President of Ideal Mutual Insurance Company in 1979 and as the Assistant Controller of AIG, a position he held from December 1979 to March 1980. From 1974 to 1979 Mr. Golding served in various positions at Crum & Forster, including Assistant Controller and from 1972 to 1974 Mr. Golding was employed by the Robert Stigwood Organization. Prior to 1972, Mr. Golding worked for the independent accounting firm of Price Waterhouse (now PricewaterhouseCoopers) as an auditor. Mr. Golding serves on the Board of Directors of United Automobile Insurance Group, where he is a member of the Corporate Governance Committee, Audit Committee and Investment Committee, on the Board of Directors of Hudson City Bancorp, Inc., where he is Chairman of the Board’s Risk Committee and a member of the Audit Committee and Nominating Committee, and as Trustee of the John A. Forster Trust. Mr. Golding previously served on the Board of Directors of Neurologix, Inc. where he was Chairman of the Audit Committee and a member of the Compensation Committee. Mr. Golding previously served on the Board of Directors of Somerset Hills Bancorp and National Atlantic Holding Corporation. Mr. Golding is a retired CPA and a member of the American Institute of CPAs and a member of the New York State Society of CPAs. A graduate of St. John Fisher College, Mr. Golding holds an M.B.A. from Fairleigh Dickenson University. Mr. Golding is also a graduate of the Advanced Education Program at the Wharton School of the University of Pennsylvania

Mr. Golding was selected as a director because of his extensive experience in financial management, audit and corporate governance.

John Kozarich, Ph.D. has served as a director of the Company since April 2015. Dr. Kozarich is Chairman and President of ActivX Biosciences in La Jolla, California. From 1992 to 2001, he was vice president at Merck Research Laboratories and previously held professorships at the University of Maryland and Yale University

School of Medicine. Dr. Kozarich is also an adjunct professor of Chemical Physiology at the Scripps Research Institute and serves on several boards, including QLT, Inc., Corium Intl. and the Board of Trustees of the Gordon Research Conferences. He is also a recent recipient of the Distinguished Scientist Award from the San Diego Section of the American Chemical Society. Dr. Kozarich earned his B.S. in chemistry, summa cum laude, from Boston College, his Ph.D. in biological chemistry from the Massachusetts Institute of Technology, and was an NIH Postdoctoral Fellow at Harvard University.

Dr. Kozarich was selected as a director because of his life sciences company experience and extensive scientific and drug discovery experience.

Gary Lyons has served as a director of the Company since October 2014. Previously, Mr. Lyons was the founding President and Chief Executive Officer of Neurocrine Biosciences from 1993 to 2008 and remains as a member of the Board of Directors. Prior to joining Neurocrine, Mr. Lyons held a number of senior management positions at Genentech, Inc., including Vice President of Business Development and Vice President of Sales. Mr. Lyons currently serves on the Board of Directors for: Rigel Pharmaceuticals, Inc., a biotechnology company focused on developing drugs for the treatment of inflammatory/autoimmune and metabolic diseases; Vical Incorporated, a biotechnology company focused on the prevention and treatment of serious or life-threatening diseases; Cytori Therapeutics, a company focused on stem cell therapies; and KaloBios Pharmaceuticals, Inc., a company developing patient targeted, first in-class monoclonal antibodies. Mr. Lyons was previously a director of PDL BioPharma, Inc., Poniard Pharmaceuticals, Inc., NeurogesX, Inc., and Facet Biotech Corporation. Mr. Lyons holds a B.S. in Marine Biology from the University of New Hampshire and an M.B.A. from Northwestern University’s J.L. Kellogg Graduate School of Management.

Mr. Lyons was selected as a director because of his extensive experience in the pharmaceutical industry and his breadth and range of experience in operations, corporate leadership, strategy and commercialization.

Jeffrey Meckler has served as a director of the Company since October 2014. Mr. Meckler is a director of QLT, Inc., an ultra-orphan opthalmic biotechnology company based in Canada, as well as the Managing Director of The Andra Group, a life sciences consulting firm. Previously, Mr. Meckler acted as a director and Interim Chief Executive Officer of Cypress Bioscience Inc. after its acquisition by Royalty Pharma. He has also served as a director of ClearFarma USA, Kyalin Bioscience and Alveolus Inc. Earlier in his career, Mr. Meckler held a series of positions at Pfizer Inc. in Manufacturing Systems, Market Research, Business Development, Strategic Planning and Corporate Finance, which included playing a significant role in acquisitions and divestitures. Mr. Meckler is the past President and continues to serve on the board of Children of Bellevue, a non-profit organization focused on advocating and developing pediatric programs at Bellevue Hospital Center. Mr. Meckler holds a B.S. in Industrial Management and M.S. in Industrial Administration from Carnegie Mellon University. In addition, Mr. Meckler received a J.D. from Fordham University School of Law.

Mr. Meckler was selected as a director because he has over 20 years in the life sciences sector including business development, strategic planning and corporate finance.

THE BOARD OF DIRECTORS RECOMMENDS

A VOTE IN FAVOR OF EACH NAMED NOMINEE.

INFORMATION REGARDING THE BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Independence of The Board of Directors

As required under the Nasdaq listing standards, a majority of the members of a listed company’s Board of Directors must qualify as “independent,” as affirmatively determined by the Board of Directors. The Board of Directors consults with the Company’s counsel to ensure that the determinations of the Board of Directors are consistent with relevant securities and other laws and regulations regarding the definition of “independent,” including those set forth in pertinent Nasdaq listing standards, as in effect from time to time.

Consistent with these considerations, after review of all relevant identified transactions or relationships between each director, or any of his or her family members, and the Company, its senior management and its independent auditors, the Board of Directors has affirmatively determined that the following six directors are independent directors within the meaning of the applicable Nasdaq listing standards: Mr. Coughlin, Mr. Golding, Dr. Kozarich, Mr. Lyons, Mr. Meckler and Mr. Richardson. In making this determination, the Board of Directors found that none of these directors had a material or other disqualifying relationship with the Company. Following our Annual Meeting, assuming the election of our six nominees for director named in these proxy materials, we will have five independent directors and one non-independent director, Mr. Aselage, who serves as our President and Chief Executive Officer. Mr. Richardson, who has elected not to stand for re-election, will cease to serve as a member of our Board of Directors following the Annual Meeting.

Board Leadership Structure

It is the Company’s policy to separate the roles of Chief Executive Officer and Chairman of the Board. This separation recognizes the independent roles of the Board of Directors, Chairman of the Board and Chief Executive Officer. The Board of Directors sets Company strategy and provides oversight and accountability for the Chief Executive Officer and Company management. The Chairman of the Board presides over the Board of Directors and provides guidance to the Chief Executive Officer. The Chief Executive Officer and the balance of the Board of Directors set Company goals with the Chief Executive Officer providing leadership and day to day oversight in furtherance of those goals. The Company believes that separation of the Board of Directors and Company leadership preserves the independence of these roles and maximizes performance.

Role of the Board in Risk Oversight

We face a number of risks, including those described under the caption “Risk Factors” in our Annual Report on Form 10-K for the fiscal year ended December 31, 2014, as amended. Our Board of Directors believes that risk management is an important part of establishing, updating and executing on the Company’s business strategy. Our Board of Directors, as a whole and at the committee level, has oversight responsibility relating to risks that could affect the corporate strategy, business objectives, compliance, operations, and the financial condition and performance of the Company. Our Board of Directors focuses its oversight on the most significant risks facing the Company and on its processes to identify, prioritize, assess, manage and mitigate those risks. Our Board of Directors and its committees receive regular reports from members of the Company’s senior management on areas of material risk to the Company, including strategic, operational, financial, legal and regulatory risks. While our Board of Directors has an oversight role, management is principally tasked with direct responsibility for management and assessment of risks and the implementation of processes and controls to mitigate their effects on the Company.

The Audit Committee, as part of its responsibilities, oversees the management of financial risks, including accounting matters, liquidity and credit risks, corporate tax positions, insurance coverage, and cash investment strategy and results. The Audit Committee is also responsible for overseeing the management of risks relating to the performance of the Company’s internal audit function, if required, and its independent registered public accounting firm, as well as our systems of internal controls and disclosure controls and procedures. The Compensation Committee is responsible for overseeing the management of risks relating to our executive compensation and overall compensation and benefit strategies, plans, arrangements, practices and policies. The Nominating / Corporate Governance Committee oversees the management of risks associated with our overall compliance and corporate governance practices, and the independence and composition of our Board of Directors. These committees provide regular reports, on at least a quarterly basis, to the full Board of Directors.

Meetings of The Board of Directors

Our Board of Directors met 21 times during 2014 as well as 3 times in executive session. All directors who served in 2014 attended at least 75% of the aggregate number of meetings of the Board of Directors and of the committees on which they served, in each case that were held during the portion of the last fiscal year for which they were directors or committee members, respectively.

We do not have a formal policy on attendance by directors at our annual meeting of stockholders. All of our directors attended the annual meeting in 2014.

Information Regarding Committees of The Board of Directors

The standing committees of our Board of Directors consist of the Audit Committee, the Compensation Committee and the Nominating / Corporate Governance Committee. The composition and responsibilities of each committee are described below. Members serve on these committees until their resignation or until otherwise determined by our Board of Directors. Our Board of Directors may also establish from time to time any other committees that it deems necessary or advisable. The following table provides membership information for each of the Board committees:

Name	Age	Current Position(s)	Independent	Director Since	Committee
					Audit	Compensation	Nominating / Corporate Governance
Stephen Aselage	63	President, Chief Executive Officer and Director		2012
Tim Coughlin	48	Director	X	2015	Chairman
Cornelius E. Golding	67	Director	X	2013	X	X
John Kozarich	65	Director	X	2015			X
Gary Lyons	63	Director	X	2014		Chairman	X
Jeffery Meckler	48	Director and Chairman	X	2014	X		Chairman
Steve Richardson(1)	61	Director	X	2012		X

(1)	Following the Annual Meeting, Mr. Richardson, who has elected not to stand for re-election, will cease to serve as a member of our Board of Directors and as a member of any committee of our Board of Directors on which he currently serves. We intend to reduce the authorized size of our Board of Directors from seven directors to six directors on or shortly following the date of the Annual Meeting.

Below is a description of each committee of the Board of Directors. The Board of Directors has determined that, except as specifically described below, each member of each committee meets the applicable Nasdaq rules and regulations regarding “independence” and that each member is free of any relationship that would impair his or her individual exercise of independent judgment with regard to the Company.

Audit Committee

The Audit Committee is responsible for assisting our Board of Directors in its oversight of the integrity of our financial statements, the qualifications and independence of our independent auditors, and our internal financial and accounting controls. The Audit Committee has direct responsibility for the appointment, compensation, retention (including termination) and oversight of our independent auditors, and our independent auditors report directly to the Audit Committee.

The members of the Audit Committee are Messrs. Golding, Coughlin and Meckler, and Mr. Coughlin serves as chair of the Audit Committee. All members of the Audit Committee qualify as an independent director under the corporate governance standards of the Nasdaq Listing Rules and the independence requirements of Rule 10A-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Our Board of Directors has determined that Mr. Golding qualifies as an “audit committee financial expert” as such term is currently defined in Item 407(d)(5) of Regulation S-K.

The Audit Committee has adopted a formal, written Audit Committee charter that complies with Securities and Exchange Commission (the “SEC”) rules and regulations and the Nasdaq listing standards. We believe that the composition and functioning of our Audit Committee complies with all applicable requirements of the Sarbanes-Oxley Act, and all applicable SEC and Nasdaq rules and regulations. The Audit Committee met four times during 2014. A copy of the Audit Committee charter is available on the investors section of our website at www.retrophin.com. The information on our website is not incorporated by reference into this Proxy Statement or our Annual Report for fiscal 2014.

Report of the Audit Committee of the Board of Directors*

The Audit Committee has reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2014 with management of the Company. The Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed by Auditing Standard No. 16, Communications with Audit Committees, as adopted by the Public Company Accounting Oversight Board (“PCAOB”). The Audit Committee has also received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent accountants’ communications with the Audit Committee concerning independence, and has discussed with the independent registered public accounting firm the accounting firm’s independence. Based on the foregoing, the Audit Committee has recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2014.

Mr. Cornelius E.Golding
Mr. Tim Coughlin
Mr. Jeffery Meckler

*	The material in this report is not “soliciting material,” is not deemed “filed” with the SEC and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

Compensation Committee

The Compensation Committee approves the compensation objectives for the Company, approves the compensation of the chief executive officer and approves or recommends to our Board of Directors for approval the compensation for other executives. The Compensation Committee reviews all compensation components, including base salary, bonus, benefits and other perquisites.

The members of the Compensation Committee are Messrs. Richardson, Lyons and Golding, and Mr. Lyons serves as chair of the Compensation Committee. Following the Annual Meeting, Mr. Richardson, who has elected not to stand for re-election, will cease to be a member of the Compensation Committee. Each member of the Compensation Committee is a non-employee director within the meaning of Rule 16b-3 of the rules promulgated under the Exchange Act, each is an outside director as defined by Section 162(m) of the U.S. Internal Revenue Code of 1986, as amended (the “Code”), and each is an independent director as defined by the Nasdaq Listing Rules, including Nasdaq Listing 5605(d)(2).

The Compensation Committee has adopted a formal, written Compensation Committee charter that complies with SEC rules and regulations and the Nasdaq listing standards. We believe that the composition and functioning of our Compensation Committee complies with all applicable requirements of the Sarbanes-Oxley Act of 2002, and all applicable SEC and Nasdaq rules and regulations. The Compensation Committee met two times during 2014. A copy of the Compensation Committee charter is available on the investors section of our website at www.retrophin.com. The information on our website is not incorporated by reference into this Proxy Statement or our Annual Report for fiscal 2014.

Nominating / Corporate Governance Committee

The Nominating / Corporate Governance Committee is responsible for making recommendations to our Board of Directors regarding candidates for directorships and the structure and composition of our Board of Directors and its committees. In addition, the Nominating / Corporate Governance Committee is responsible for developing and recommending to our Board of Directors corporate governance guidelines applicable to the Company and advising our Board of Directors on corporate governance matters.

The members of the Nominating / Corporate Governance Committee are Messrs. Lyons and Meckler and Dr. Kozarich, and Mr. Meckler serves as chair of the Nominating / Corporate Governance Committee. Each member of the Nominating / Corporate Governance Committee is a non-employee director within the meaning of Rule 16b-3 of the rules promulgated under the Exchange Act and an independent director as defined by the Nasdaq Listing Rules.

The Nominating / Corporate Governance Committee has adopted a formal, written Nominating / Corporate Governance Committee charter that complies with SEC rules and regulations and the Nasdaq listing standards. We believe that the composition and functioning of our Nominating / Corporate Governance Committee complies with all applicable requirements of the Sarbanes-Oxley Act of 2002, and all applicable SEC and Nasdaq rules and regulations. The Nominating / Corporate Governance Committee met once during 2014. A copy of the Nominating / Corporate Governance Committee charter is available on the investors section of our website at www.retrophin.com. The information on our website is not incorporated by reference into this Proxy Statement or our Annual Report for fiscal 2014.

Stockholder Communications With The Board of Directors

Any stockholder or other interested party who desires to communicate with any of the members of the Board of Directors may do so by writing to: Board of Directors, Retrophin, Inc., 12255 El Camino Real, San Diego, CA 92130. Communications may be addressed to an individual director, a Board committee, the non-employee directors or the full Board of Directors. Communications will then be distributed to the appropriate directors unless the Chairman determines that the information submitted constitutes “spam” and/or communications offering to buy or sell products or services.

Nominations For The Board Of Directors

The Nominating / Corporate Governance Committee considers director candidates based upon a number of qualifications. The qualifications for consideration as a director nominee vary according to the particular area of expertise being sought as a complement to the existing composition of the Board of Directors. At a minimum, however, the Nominating / Corporate Governance Committee seeks candidates for director based on, but not limited to, the following criteria:

•	experience as a senior executive at a publicly traded corporation, management consultant, investment banker, partner at a law firm or registered public accounting firm, professor at an accredited business or law school or experience in the management, pharmaceutical or biotechnology experience, member of a board of directors of a similar company, or leadership of a substantial private business enterprise, educational, religious or not-for-profit organization;
•	the highest personal and professional ethics, integrity and values;
•	the ability to exercise sound judgment;
•	the ability to make independent analytical inquiries;
•	willingness and ability to devote adequate time, energy and resources to diligently perform Board and Board committee duties and responsibilities; and
•	a commitment to representing the long-term interests of the stockholders.

The Nominating / Corporate Governance Committee has not adopted a formal diversity policy with respect to identifying nominees for director. However, the Nominating / Corporate Governance Committee takes into account the importance of diversified Board membership in terms of the individuals involved and their various experiences and areas of expertise.

The Nominating / Corporate Governance Committee has not in the past relied upon third-party search firms to identify director candidates, but may employ such firms if so desired. The Nominating / Corporate Governance Committee generally relies upon, receives and reviews recommendations from a wide variety of contacts, including current executive officers and directors, as sources for potential director candidates. The Board of Directors retains complete independence in making nominations for election to the Board of Directors.

The Nominating / Corporate Governance Committee will consider qualified director candidates recommended by stockholders in compliance with our procedures and subject to applicable inquiries. The Nominating / Corporate Governance Committee’s evaluation of candidates recommended by stockholders does not differ materially from its evaluation of candidates recommended from other sources. Any stockholder may recommend nominees for director by writing to Jeffery Meckler, Chairman of the Nominating / Corporate Governance Committee, Retrophin, Inc., 12255 El Camino Real, San Diego, California 92130, giving the name, Company stockholdings and contact information of the person making the nomination, the candidate’s name, address and other contact information, any direct or indirect holdings of our securities by the nominee, any information required to be disclosed about directors under applicable securities laws and/or stock exchange requirements, information regarding related party transactions with us, the nominee and/or the stockholder submitting the nomination and any actual or potential conflicts of interest, the nominee’s biographical data, current public and private company affiliations, employment history and qualifications and status as “independent” under applicable securities laws and/or stock exchange requirements. All of these communications will be reviewed by the Nominating / Corporate Governance Committee, for further review and consideration in accordance with this policy.

Code of Business Conduct and Ethics

We have adopted a code of business conduct and ethics that applies to all of our directors, officers, employees and agents, including those officers responsible for financial reporting. We make our code of business conduct and ethics available on the investors section of our website at www.retrophin.com. We intend to disclose future amendments to the code or any waivers of its requirements on our website to the extent permitted by the applicable rules and exchange requirements.

Compensation Committee Interlocks and Insider Participation

None of the members of our Compensation Committee has ever been an officer or employee of the Company. None of our executive officers serve, or have served during the last three years, as a member of the Board of Directors, Compensation Committee or other board committee performing equivalent functions of any entity that has one or more executive officers serving as one of our directors or on our Compensation Committee.

PROPOSAL 2

APPROVAL OF 2015 EQUITY INCENTIVE PLAN

The 2015 Equity Incentive Plan (the “2015 Plan”) was adopted by our board of directors on April 16, 2015, subject to stockholder approval. If the 2015 Plan is approved by our stockholders, the 2015 Plan will become effective on             , 2015. In this Proposal 2, our board of directors is requesting stockholder approval of the 2015 Plan.

The 2015 Plan is intended to be the successor to and continuation of our 2014 Incentive Compensation Plan (the “2014 Plan”). If the 2015 Plan becomes effective, no additional stock awards will be granted under the 2014 Plan, although all outstanding stock awards granted under the 2014 Plan will continue to be subject to the terms and conditions as set forth in the agreements evidencing such stock awards and the terms of the 2014 Plan.

The share reserve of the 2015 Plan will not exceed (1) the sum of the number of shares available for issuance pursuant to the grant of future awards under the 2014 Plan, determined as of the effective date of the 2015 Plan, and an additional 1,000,000 newly reserved shares, plus (2) the number of shares underlying outstanding stock awards granted under the 2014 Plan prior to the effective date of the 2015 Plan that expire or terminate for any reason prior to exercise or settlement or are forfeited, redeemed or repurchased because of the failure to meet a contingency or condition required to vest such shares. In the event that our stockholders do not approve this Proposal 2, the 2015 Plan will not become effective and the 2014 Plan will continue in its current form.

Reasons to Approve the 2015 Plan

Our board of directors believes that the approval of the 2015 Plan is necessary to enable us to continue to grant stock options and other awards to our employees at levels reasonably necessary to attract, retain and motivate talent. The 2015 Plan will also allow us to utilize a broad array of equity incentives and performance cash incentives in order to secure and retain the services of our employees, and to provide long term incentives that align the interests of employees with the interests of our shareholders.

Approval of the 2015 Plan by our stockholders is also required to ensure that stock options and performance-based awards granted under the 2015 Plan may qualify as “performance-based compensation” within the meaning of Section 162(m) of the Code, which is referred to in this proxy statement as “Section 162(m).” Section 162(m) denies a deduction to any publicly held corporation and its affiliates for certain compensation paid to “covered employees” in a taxable year to the extent that compensation to a covered employee exceeds $1 million. However, some kinds of compensation, including qualified “performance-based compensation,” are not subject to this deduction limitation. For the grant of awards under a plan to qualify as “performance-based compensation” under Section 162(m), among other things, the plan must (i) describe the employees eligible to receive such awards, (ii) provide a per-person limit on the number of shares subject to stock options and performance-based stock awards, and the amount of cash that may be subject to performance-based cash awards, granted to any employee under the plan in any year, and (iii) include one or more pre-established business criteria upon which the performance goals for performance-based awards may be granted (or become vested or exercisable). These terms must be approved by the stockholders and, accordingly, our stockholders are requested to approve the 2015 Plan, which includes terms regarding eligibility for awards, per-person limits on awards and the business criteria for performance-based awards granted under the 2015 Plan (as described in “—Description of the 2015 Plan” below).

The 2015 Plan Combines Compensation and Governance Best Practices

In addition, the 2015 Plan includes provisions that are designed to protect our stockholders’ interests and to reflect corporate governance best practices including:

•	Repricing is not allowed without stockholder approval. The 2015 Plan prohibits the repricing of outstanding equity awards and the cancelation of any outstanding equity awards that have an exercise price or strike price greater than the current fair market value of our common stock in exchange for cash or other stock awards under the 2015 Plan without prior stockholder approval.

•	Stockholder approval is required for additional shares. The 2015 Plan does not contain an annual “evergreen” provision. The 2015 Plan authorizes a fixed number of shares, so that stockholder approval is required to issue any additional shares, allowing our stockholders to have direct input on our equity compensation programs.

•	Reasonable share counting provisions. In general, when awards granted under the 2015 Plan lapse or are canceled, the shares reserved for those awards will be returned to the share reserve and be available for future awards. However, shares of common stock tendered to us in payment of the exercise price of stock options or stock appreciation rights, or withheld by us to cover tax withholding obligations relating to the stock awards will not be returned to our share reserve.

•	No liberal change in control provisions. The definition of change in control in our 2015 Plan requires the consummation of an actual transaction so that no vesting acceleration benefits may occur without an actual change in control transaction occurring.

•	No discounted stock options or stock appreciation rights. All stock options and stock appreciation rights must have an exercise price equal to or greater than the fair market value of our common stock on the date the stock option or stock appreciation right is granted.

•	Flexibility in designing equity compensation scheme. The 2015 Plan allows us to provide a broad array of equity incentives, including traditional option grants, stock appreciation rights, restricted stock awards, restricted stock unit awards, performance stock awards, other stock awards and performance cash awards. By providing this flexibility we can quickly and effectively react to trends in compensation practices and continue to offer competitive compensation arrangements to attract and retain the talent necessary for the success of our business.

•	Broad based eligibility for equity awards. We grant equity awards to a large portion of our employees. By doing so, we tie our employees’ interests with stockholder interests and motivate our employees to act as owners of the business.

•	Limit on equity awards. The 2015 Plan limits the number of shares of our common stock that may be granted to any one participant during any one fiscal year.

Description of the 2015 Equity Incentive Plan

The material features of the 2015 Plan are outlined below. This summary is qualified in its entirety by reference to the complete text of the 2015 Plan. Stockholders are urged to read the actual text of the 2015 Plan in its entirety, which is attached to this proxy statement as Appendix A.

Types of Awards

The terms of the 2015 Plan provide for the grant of incentive stock options, or ISOs, nonstatutory stock options, or NSOs, restricted stock awards, restricted stock unit awards, stock appreciation rights, other stock awards, and performance awards that may be settled in cash, stock, or other property.

Shares Available for Awards

If this Proposal 2 is approved, the aggregate number of shares of our common stock that may be issued pursuant to stock awards under the 2015 Plan will not exceed (1) the sum of the number of shares available for issuance pursuant to the grant of future awards under the 2014 Plan, determined as of the effective date of the 2015 Plan, and an additional 1,000,000 newly reserved shares, plus (2) the shares subject to outstanding stock awards granted under the 2014 Plan that on or after the effective date of the 2015 Plan (i) expire or terminate for any reason prior to exercise or settlement; or (ii) are forfeited because of the failure to meet a contingency or condition required to vest such shares or repurchased at the original issuance price.

Any shares subject to a stock option that are not delivered to a participant because the stock option is exercised through a reduction of shares subject to the stock award (i.e., “net exercised”) will not again become available for issuance under the 2015 Plan. Additionally, any shares reacquired by us pursuant to our withholding obligations in connection with the issuance or vesting of stock or upon the exercise of a stock option or stock appreciation right will not again become available for issuance under the 2015 Plan.

In addition, if a stock award expires or otherwise terminates without all of the shares covered by such stock award having been issued in full or is settled in cash, such expiration, termination or settlement will not reduce (or otherwise offset) the number of shares of common stock that may be available for issuance under the 2015 Plan. If any shares of common stock issued pursuant to a stock award are forfeited back to, or repurchased by us because of the failure to meet a contingency or condition required to vest such shares, then the shares that are forfeited or repurchased will revert to and again become available for issuance under the 2015 Plan.

As of March 31, 2015, there were 1,103,001 shares available for grant under the 2014 Plan. As of March 31, 2015, stock options to purchase approximately 5,040,974 shares were outstanding and awards other than stock options covering an aggregate of 603,669 shares were outstanding. The weighted-average exercise price of all stock options outstanding as of March 31, 2015 was $10.59, and the weighted-average remaining term of such stock options was 3.14 years. As of March 31, 2015, the closing price of our common stock as reported on the NASDAQ Global Market was $23.96 per share and a total of 34,845,450 shares of our common stock were outstanding. As of March 31, 2015, no awards have been granted under the 2015 Plan.

Eligibility

All of our employees, non-employee directors and consultants are eligible to participate in the 2015 Plan and may receive all types of awards; provided that ISOs may be granted under the 2015 Plan only to our employees (including officers) and employees of our affiliates. As of March 31, 2015, we had 123 employees and 5 non-employee directors.

Grant Limits

Under the 2015 Plan, a maximum of 1,000,000 shares of our common stock may be granted to any one participant during any one fiscal year pursuant to stock options, stock appreciation rights and other stock awards whose value is determined by reference to an increase over an exercise price or strike price of at least 100% of the fair market value of our common stock on the date of grant. The maximum amount covered by performance awards that may be granted to any one participant in any one fiscal year (whether the grant, vesting or exercise is contingent upon the attainment during a performance period of the performance goals described below) is 1,000,000 shares of our common stock in the case of performance stock awards and $2,000,000 in the case of performance cash awards. Such limits are designed allow us to grant awards that are exempt from the $1 million limitation on the income tax deductibility of compensation paid per covered employee imposed by Section 162(m) of the Code.

Administration

The 2015 Plan is administered by our board of directors, which may in turn delegate authority to administer the 2015 Plan to a committee. Our board of directors has delegated concurrent authority to administer the 2015 Plan to its compensation committee, but may, at any time, revert in itself some or all of the power previously delegated to the compensation committee. Our board of directors and our compensation committee are considered to be the “plan administrator” for purposes of this Proposal. Subject to the terms of the 2015 Plan, the plan administrator may determine the recipients, numbers and types of awards to be granted, and terms and conditions of the awards, including the period of their exercisability and vesting. Subject to the limitations set forth below, the plan administrator also determines the fair market value applicable to a stock award and the exercise price of stock options and stock appreciation rights granted under the 2015 Plan.

The plan administrator may also delegate to one or more of our officers the authority to designate employees who are not officers to be recipients of certain stock awards and the number of shares subject to such stock awards, provided that such delegation must specify the total number of shares of our common stock that may be subject to the stock awards granted by such officer and such officer may not grant a stock award to himself or herself. In addition, our board of directors has the authority to appoint such agents they may deem necessary or advisable to administer the 2015 Plan.

Minimum Vesting

Stock awards other than stock options and stock appreciation rights are subject to a minimum vesting period of twelve months, although up to five percent of the shares reserved for issuance under the 2015 Plan may be used for grants of awards not subject to this minimum vesting requirement.

Repricing; Cancellation and Re-Grant of Stock Awards

Under the 2015 Plan, the plan administrator does not have the authority to reprice any outstanding stock option, stock appreciation right or other stock award by reducing the exercise, purchase or strike price of such stock award or to cancel any outstanding stock option, stock appreciation right or stock award that has an exercise price greater than the current fair market value of our common stock in exchange for cash or other stock awards without obtaining the approval of our stockholders within 12 months prior to the repricing or cancellation and re-grant event.

Stock Options

Stock options may be granted under the 2015 Plan pursuant to stock option agreements. The 2015 Plan permits the grant of stock options that qualify as ISOs and NSOs. Individual stock option agreements may be more restrictive as to any or all of the permissible terms described in this section.

The exercise price of NSOs may not be less than 100% of the fair market value of the common stock subject to the stock option on the date of grant. The exercise price of ISOs may not be less than 100% of the fair market value of the common stock subject to the stock option on the date of grant and, in some cases (see “Limitations” below), may not be less than 110% of such fair market value.

The term of stock options granted under the 2015 Plan may not exceed ten years and, in some cases (see “Limitations” below), may not exceed five years. Except as explicitly provided otherwise in an optionholder’s stock option agreement, stock options granted under the 2015 Plan generally terminate three months after termination of the optionholder’s service unless (i) termination is due to the optionholder’s disability, in which case the stock option may be exercised (to the extent the stock option was exercisable at the time of the termination of service) at any time within 12 months following termination; (ii) the optionholder dies before the optionholder’s service has terminated, or within the period (if any) specified in the stock option agreement after termination of service for a reason other than death, in which case the stock option may be exercised (to the extent the stock option was exercisable at the time of the optionholder’s death) within 18 months following the optionholder’s death by the person or persons to whom the rights to such stock option have passed; (iii) the optionholder is terminated for cause in which case the stock option will cease to be exercisable immediately upon the optionholder’s termination, or (iv) the stock option by its terms specifically provides otherwise. In addition, the plan administrator may grant options with different terms. A stock option term may be extended in the event that exercise of the stock option following termination of service is prohibited by applicable securities laws or if the sale of stock received upon exercise of a stock option would violate our insider trading policy. In no event may a stock option be exercised after its original expiration date.

Acceptable forms of consideration for the purchase of our common stock pursuant to the exercise of a stock option under the 2015 Plan will be determined by the plan administrator and may include (i) cash, check, bank draft or money order made payable to us, (ii) payment pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board, (iii) common stock previously owned by the optionholder, (iv) a net exercise feature (for NSOs only), or (v) other legal consideration approved by the plan administrator.

Stock options granted under the 2015 Plan may become exercisable in cumulative increments, or “vest,” as determined by the plan administrator at the rate specified in the stock option agreement. Shares covered by different stock options granted under the 2015 Plan may be subject to different vesting schedules as the plan administrator may determine. The plan administrator also has flexibility to provide for accelerated vesting of stock options in certain events.

Generally, an optionholder may not transfer a stock option other than by will or the laws of descent and distribution or a domestic relations order with the approval of the plan administrator or a duly authorized officer. Additionally, an optionholder may, with the approval of the plan administrator or a duly authorized officer, designate a beneficiary who may exercise the stock option following the optionholder’s death.

Limitations on Incentive Stock Options

The aggregate fair market value, determined at the time of grant, of shares of our common stock with respect to ISOs that are exercisable for the first time by an optionholder during any calendar year under all of our stock plans may not exceed $100,000. The stock options or portions of stock options that exceed this limit are treated as NSOs. No ISO may be granted to any person who, at the time of the grant, owns or is deemed to own stock possessing more than 10% of our total combined voting power or that of any affiliate unless the following conditions are satisfied:

•	the exercise price of the ISO must be at least 110% of the fair market value of the stock subject to the ISO on the date of grant; and

•	the term of the ISO must not exceed five years from the date of grant.

The aggregate maximum number of shares of common stock that may be issued pursuant to the exercise of ISOs granted under the 2015 Plan is 8,000,000 shares.

Restricted Stock Awards

Restricted stock awards may be granted under the 2015 Plan pursuant to restricted stock award agreements. A restricted stock award may be granted in consideration for cash, check, bank draft or money order payable to us, the recipient’s services performed for us or an affiliate of ours, or any other form of legal consideration acceptable to the plan administrator. Shares of our common stock acquired under a restricted stock award may be subject to forfeiture to us in accordance with a vesting schedule to be determined by the plan administrator. Rights to acquire shares of our common stock under a restricted stock award may be transferred only upon such terms and conditions as are set forth in the restricted stock award agreement. Except as otherwise provided in the applicable restricted stock award agreement, restricted stock awards that have not vested will be forfeited upon the participant’s termination of service for any reason.

Restricted Stock Unit Awards

Restricted stock unit awards may be granted under the 2015 Plan pursuant to restricted stock unit award agreements. Payment of any purchase price may be made in any legal form acceptable to the plan administrator. We will settle a payment due to a recipient of a restricted stock unit award by delivery of shares of our common stock, by cash, by a combination of cash and stock, or in any other form of consideration determined by the plan administrator and set forth in the restricted stock unit award agreement. Dividend equivalents may be credited in respect of shares of our common stock covered by a restricted stock unit award. Restricted stock unit awards may be subject to vesting in accordance with a vesting schedule to be determined by the plan administrator. Except as otherwise provided in the applicable restricted stock unit award agreement, restricted stock units that have not vested will be forfeited upon the participant’s termination of service for any reason.

Stock Appreciation Rights

Stock appreciation rights may be granted under the 2015 Plan pursuant to stock appreciation right agreements. Each stock appreciation right is denominated in common stock share equivalents. The strike price of each stock appreciation right will be determined by the plan administrator but will in no event be less than 100% of the fair market value of the stock subject to the stock appreciation right at the time of grant. The plan administrator may also impose restrictions or conditions upon the vesting of stock appreciation rights that it deems appropriate. Stock appreciation rights may be paid in our common stock, in cash, in a combination of cash and stock, or in any other form of legal consideration approved by the plan administrator and set forth in the stock appreciation right agreement. Stock appreciation rights will be subject to the same conditions upon termination and restrictions on transfer as stock options under the 2015 Plan.

Performance Awards

The 2015 Plan allows us to grant cash and stock based performance awards that may qualify as performance-based compensation that is not subject to the $1 million limitation on the income tax deductibility of compensation paid per covered employee imposed by Section 162(m) of the Code. Performance awards may be granted, vest or be exercised based upon the attainment during a specified period of time of specified performance goals. The length of any performance period, the performance goals to be achieved during the performance period, and the measure of whether and to what degree such performance goals have been attained will be determined by our compensation committee, except that our board of directors also may make any such determinations to the extent that the award is not intended to comply with Section 162(m) of the Code.

In granting a performance award intended to qualify as “performance-based compensation” under Section 162(m) of the Code, our compensation committee will set a period of time, or a performance period, over which the attainment of one or more goals, or performance goals, will be measured. Within the time period prescribed by Section 162(m) of the Code, at a time when the achievement of the performance goals remains substantially uncertain (typically no later than the earlier of the 90th day of a performance period and the date on which 25% of the performance period has elapsed), our compensation committee will establish the performance goals, based upon one or more criteria, or performance criteria, enumerated in the 2015 Plan and described below. As soon as administratively practicable following the end of the performance period, our compensation committee will certify (in writing) whether the performance goals have been satisfied.

Performance goals under the 2015 Plan will be based on any one or more of the following performance criteria: (1) earnings (including earnings per share and net earnings); (2) earnings before interest, taxes and depreciation; (3) earnings before interest, taxes, depreciation and amortization; (4) total stockholder return; (5) return on equity or average stockholder’s equity; (6) return on assets, investment, or capital employed; (7) stock price; (8) margin (including gross margin); (9) income (before or after taxes); (10) operating income; (11) operating income after taxes; (12) pre-tax profit; (13) operating cash flow; (14) sales or revenue targets; (15) increases in revenue or product revenue; (16) expenses and cost reduction goals; (17) improvement in or attainment of working capital levels; (18) economic value added (or an equivalent metric); (19) market share; (20) cash flow; (21) cash flow per share; (22) share price performance; (23) debt reduction; (24) implementation or completion of projects or processes; (25) customer satisfaction; (26) stockholders’ equity; (27) capital expenditures; (28) debt levels; (29) operating profit or net operating profit; (30) workforce diversity; (31) growth of net income or operating income; (32) billings; (33) pre-clinical development related compound goals; (34) financing; (35) regulatory milestones, including approval of a compound; (36) stockholder liquidity; (37) corporate governance and compliance; (38) product commercialization; (39) intellectual property; (40) personnel matters; (41) progress of internal research or clinical programs; (42) progress of partnered programs; (43) implementation or completion of projects and processes; (44) partner satisfaction; (45) budget management; (46) clinical achievements; (47) completing phases of a clinical study (including the treatment phase); (48) announcing or presenting preliminary or final data from clinical studies; in each case, whether on particular timelines or generally; (49) timely completion of clinical trials; (50) submission of INDs and NDAs and other regulatory achievements; (51) partner or collaborator achievements; (52) internal controls, including those related to the Sarbanes-Oxley Act of 2002; (53) research progress, including the development of programs;

(54) investor relations, analysts and communication; (55) manufacturing achievements (including obtaining particular yields from manufacturing runs and other measurable objectives related to process development activities); (56) strategic partnerships or transactions (including in-licensing and out-licensing of intellectual property; (57) establishing relationships with commercial entities with respect to the marketing, distribution and sale of the Company’s products (including with group purchasing organizations, distributors and other vendors); (58) supply chain achievements (including establishing relationships with manufacturers or suppliers of active pharmaceutical ingredients and other component materials and manufacturers of the Company’s products); (59) co-development, co-marketing, profit sharing, joint venture or other similar arrangements; and (60) to the extent that an Award is not intended to comply with Section 162(m) of the Code, other measures of performance selected by our board of directors.

Performance goals may be based on a company-wide basis, with respect to one or more business units, divisions, affiliates, or business segments, and in either absolute terms or relative to the performance of one or more comparable companies or the performance of one or more relevant indices. In establishing a performance goal, our compensation committee (and our board of directors, to the extent that an award is not intended to comply with Section 162(m) of the Code) may provide that performance will be appropriately adjusted as follows: (1) to exclude restructuring and/or other nonrecurring charges; (2) to exclude exchange rate effects; (3) to exclude the effects of changes to generally accepted accounting principles; (4) to exclude the effects of any statutory adjustments to corporate tax rates; (5) to exclude the effects of any “extraordinary items” as determined under generally accepted accounting principles; (6) to exclude the dilutive effects of acquisitions or joint ventures; (7) to assume that any business divested by the Company achieved performance objectives at targeted levels during the balance of a Performance Period following such divestiture; (8) to exclude the effect of any change in the outstanding shares of common stock of the Company by reason of any stock dividend or split, stock repurchase, reorganization, recapitalization, merger, consolidation, spin-off, combination or exchange of shares or other similar corporate change, or any distributions to common stockholders other than regular cash dividends; (9) to exclude the effects of stock based compensation and the award of bonuses under the Company’s bonus plans; (10) to exclude costs incurred in connection with potential acquisitions or divestitures that are required to be expensed under generally accepted accounting principles; (11) to exclude the goodwill and intangible asset impairment charges that are required to be recorded under generally accepted accounting principles and (12) to exclude the effect of any other unusual, non-recurring gain or loss or other extraordinary item. In addition, our board of directors retains the discretion to reduce or eliminate the compensation or economic benefit due upon attainment of performance goals and to define the manner of calculating the performance criteria it selects to use for a performance period.

Other Stock Awards

Other forms of stock awards valued in whole or in part with reference to our common stock may be granted either alone or in addition to other stock awards under the 2015 Plan. The plan administrator will have sole and complete authority to determine the persons to whom and the time or times at which such other stock awards will be granted, the number of shares of our common stock to be granted and all other conditions of such other stock awards. Other forms of stock awards may be subject to vesting in accordance with a vesting schedule to be determined by the plan administrator.

Clawback/Recovery

Stock awards granted under the 2015 Plan will be subject to recoupment in accordance with any clawback policy we may be required to adopt pursuant to applicable law and listing requirements. In addition, our board of directors may impose such other clawback, recovery or recoupment provisions in any stock award agreement as it determines necessary or appropriate.

Changes to Capital Structure

In the event of certain capitalization adjustments, the plan administrator will appropriately adjust: (i) the class(es) and maximum number of securities subject to the 2015 Plan; (ii) the class(es) and maximum number of securities that may be issued pursuant to the exercise of ISOs; (iii) the class(es) and maximum number of securities that may be awarded to any person pursuant to Section 162(m) limits; and (iv) the class(es) and number of securities and price per share of stock subject to outstanding stock awards.

Transactions

In the event of a transaction (as defined in the 2015 Plan and described below), our board of directors may take one or both of the following actions with respect to outstanding stock awards (contingent upon the closing or completion of such transaction):

•	arrange for the surviving or acquiring corporation (or its parent company) to assume or continue the award or to substitute a similar stock award for the award (including an award to acquire the same consideration paid to our stockholders pursuant to the transaction);

•	arrange for the assignment of any reacquisition or repurchase rights held by us with respect to the stock award to the surviving or acquiring corporation (or its parent company);

However, if the surviving or acquiring corporation (or its parent company) does not consent to take such actions with respect to a stock award (or portion thereof), then our board of directors will have the discretion to take one or more of the following actions with respect to outstanding stock awards (contingent upon the closing or completion of such transaction):

•	accelerate the vesting (and, if applicable, the exercisability) of the stock award and provide for its termination prior to the effective time of the transaction;

•	arrange for the lapse, in whole or in part, of any reacquisition or repurchase rights held by us with respect to the award;

•	cancel or arrange for the cancellation of the stock award, to the extent not vested or exercised prior to the effective time of the transaction, in exchange for such cash consideration or no consideration, as our board of directors may consider appropriate; and

•	make a payment, in such form as may be determined by our board of directors, equal to the excess, if any, of (i) the value of the property the participant would have received upon the exercise of the stock award immediately prior to the effective time of the transaction, over (ii) any exercise price payable in connection with such exercise.

The board of directors is not obligated to treat all stock awards or portions of stock awards in the same manner. The board of directors may take different actions with respect to the vested and unvested portions of a stock award.

For purposes of the 2015 Plan, a transaction will be deemed to occur in the event of a corporate transaction or a change in control. A corporate transaction generally means the consummation of (i) a sale or other disposition of all or substantially all of our consolidated assets, (ii) a sale or other disposition of at least 90% of our outstanding securities, (iii) a merger, consolidation or similar transaction following which we are not the surviving corporation, or (iv) a merger, consolidation or similar transaction following which we are the surviving corporation but the shares of our common stock outstanding immediately prior to such transaction are converted or exchanged into other property by virtue of the transaction.

A change of control generally means (i) the acquisition by a person or entity of more than 50% of our combined voting power other than by merger, consolidation or similar transaction; (ii) a consummated merger, consolidation or similar transaction immediately after which our stockholders cease to own more than 50% of the combined voting power of the surviving entity; (iii) a consummated sale, lease or exclusive license or other disposition of all or substantially of our consolidated assets; or (iv) when a majority of our board of directors becomes comprised of individuals whose nomination, appointment, or election was not approved by a majority of our board members or their approved successors.

Change in Control

Under the 2015 Plan, a stock award may be subject to additional acceleration of vesting and exercisability upon or after a termination of service in connection with a change in control (as defined in the 2015 Plan) as may be provided in the stock award agreement or other written agreement with the participant, but in the absence of such provision, no such acceleration will occur.

Dissolution

If the Company dissolves, all outstanding stock awards (other than fully vested stock awards and outstanding shares of our common stock not subject to a forfeiture condition or our right of repurchase) will terminate immediately prior to the dissolution, and we may repurchase or reaquire the shares of our common stock subject to our repurchase rights or a forfeiture condition even if the participant is providing service. Our board of directors may provide, in its discretion, that some or all of the outstanding stock awards will become fully vested, exercisable, or no longer subject to repurchase or forfeiture prior to the completion of the dissolution but contingent on its completion.

Plan Amendments and Termination

Our board of directors will have the authority to amend or terminate the 2015 Plan at any time. However, except as otherwise provided in the 2015 Plan, no amendment or termination of the 2015 Plan may materially impair any rights under awards already granted to a participant unless agreed to by the affected participant. We will obtain stockholder approval of any amendment to the 2015 Plan as required by applicable law and listing requirements. No ISOs may be granted under the 2015 Plan after the tenth anniversary of the earlier of the date the 2015 Plan was adopted by our board of directors or approved by our stockholders.

U.S. Federal Income Tax Consequences

The information set forth below is a summary only and does not purport to be complete. The information is based upon current federal income tax rules and therefore is subject to change when those rules change. Because the tax consequences to any recipient may depend on his or her particular situation, each recipient should consult the recipient’s tax adviser regarding the federal, state, local, and other tax consequences of the grant or exercise of an award or the disposition of stock acquired as a result of an award. The 2015 Plan is not qualified under the provisions of Section 401(a) of the Code and is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974. Our ability to realize the benefit of any tax deductions described below depends on our generation of taxable income as well as the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of our tax reporting obligations.

Nonstatutory Stock Options

Generally, there is no taxation upon the grant of an NSO if the stock option is granted with an exercise price equal to the fair market value of the underlying stock on the grant date. On exercise, an optionholder will recognize ordinary income equal to the excess, if any, of the fair market value on the date of exercise of the stock over the exercise price. If the optionholder is employed by us or one of our affiliates, that income will be subject to withholding taxes. The optionholder’s tax basis in those shares will be equal to their fair market value on the date of exercise of the stock option, and the optionholder’s capital gain holding period for those shares will begin on that date.

Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the optionholder.

Incentive Stock Options

The 2015 Plan provides for the grant of stock options that qualify as “incentive stock options,” as defined in Section 422 of the Code. Under the Code, an optionholder generally is not subject to ordinary income tax upon the grant or exercise of an ISO. If the optionholder holds a share received on exercise of an ISO for more than two years from the date the stock option was granted and more than one year from the date the stock option was exercised, which is referred to as the required holding period, the difference, if any, between the amount realized on a sale or other taxable disposition of that share and the holder’s tax basis in that share will be long-term capital gain or loss.

If, however, an optionholder disposes of a share acquired on exercise of an ISO before the end of the required holding period, which is referred to as a disqualifying disposition, the optionholder generally will recognize ordinary income in the year of the disqualifying disposition equal to the excess, if any, of the fair market value of the share on the date the ISO was exercised over the exercise price. However, if the sales proceeds are less than the fair market value of the share on the date of exercise of the stock option, the amount of ordinary income recognized by the optionholder will not exceed the gain, if any, realized on the sale. If the amount realized on a disqualifying disposition exceeds the fair market value of the share on the date of exercise of the stock option, that excess will be short-term or long-term capital gain, depending on whether the holding period for the share exceeds one year.

For purposes of the alternative minimum tax, the amount by which the fair market value of a share of stock acquired on exercise of an ISO exceeds the exercise price of that stock option generally will be an adjustment included in the optionholder’s alternative minimum taxable income for the year in which the stock option is exercised. If, however, there is a disqualifying disposition of the share in the year in which the stock option is exercised, there will be no adjustment for alternative minimum tax purposes with respect to that share. In computing alternative minimum taxable income, the tax basis of a share acquired on exercise of an ISO is increased by the amount of the adjustment taken into account with respect to that share for alternative minimum tax purposes in the year the stock option is exercised.

We are not allowed an income tax deduction with respect to the grant or exercise of an ISO or the disposition of a share acquired on exercise of an ISO after the required holding period. If there is a disqualifying disposition of a share, however, we are allowed a deduction in an amount equal to the ordinary income includible in income by the optionholder, subject to Section 162(m) of the Code and provided that amount constitutes an ordinary and necessary business expense for us and is reasonable in amount, and either the employee includes that amount in income or we timely satisfy our reporting requirements with respect to that amount.

Restricted Stock Awards

Generally, the recipient of a restricted stock award will recognize ordinary income at the time the stock is received equal to the excess, if any, of the fair market value of the stock received over any amount paid by the recipient in exchange for the stock. If, however, the stock is not vested when it is received (for example, if the employee is required to work for a period of time in order to have the right to sell the stock), the recipient generally will not recognize income until the stock becomes vested, at which time the recipient will recognize ordinary income equal to the excess, if any, of the fair market value of the stock on the date it becomes vested over any amount paid by the recipient in exchange for the stock. A recipient may, however, file an election with the Internal Revenue Service, within 30 days following his or her receipt of the stock award, to recognize ordinary income, as of the date the recipient receives the award, equal to the excess, if any, of the fair market value of the stock on the date the award is granted over any amount paid by the recipient for the stock.

The recipient’s basis for the determination of gain or loss upon the subsequent disposition of shares acquired from stock awards will be the amount paid for such shares plus any ordinary income recognized either when the stock is received or when the stock becomes vested.

Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the stock award.

Restricted Stock Unit Awards

Generally, the recipient of a stock unit structured to conform to the requirements of Section 409A of the Code or an exception to Section 409A of the Code will recognize ordinary income at the time the stock is delivered equal to the excess, if any, of the fair market value of the shares of our common stock received over any amount paid by the recipient in exchange for the shares of our common stock. To conform to the requirements of Section 409A of the Code, the shares of our common stock subject to a stock unit award may generally only be delivered upon one of the following events: a fixed calendar date (or dates), separation from service, death, disability or a change in control. If delivery occurs on another date, unless the stock units otherwise comply with or qualify for an exception to the requirements of Section 409A of the Code, in addition to the tax treatment described above, the recipient will owe an additional 20% federal tax and interest on any taxes owed.

The recipient’s basis for the determination of gain or loss upon the subsequent disposition of shares acquired from stock units will be the amount paid for such shares plus any ordinary income recognized when the stock is delivered.

Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the stock award.

Stock Appreciation Rights

We may grant under the 2015 Plan stock appreciation rights separate from any other award or in tandem with other awards under the 2015 Plan.

Where the stock appreciation rights are granted with a strike price equal to the fair market value of the underlying stock on the grant date, the recipient will recognize ordinary income equal to the fair market value of the stock or cash received upon such exercise. Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code, and the satisfaction of a tax reporting obligation, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the stock appreciation right.

New Plan Benefits

Awards under the 2015 Plan to employees and consultants are discretionary and are not subject to set benefits or amounts, and we have not approved any awards that are conditioned on stockholder approval of the 2015 Plan. Our director compensation policy is to pay non-employee directors approximately $100,000 annually, which amount shall be comprised of not more than $25,000 in cash, with the remainder paid in the form of options to purchase shares of our common stock. Each non-employee director may, at his discretion, determine to receive less than $25,000 annually in the form of cash, in which case such amount will be paid to such director in the form of options to purchase additional shares of our common stock. Accordingly, we cannot currently determine the benefits or number of shares subject to awards that may be granted in the future to executive officers, directors or employees under the 2015 Plan.

Required Vote and Board of Directors Recommendation

Approval of Proposal 2 requires the affirmative vote of a majority of the shares present or represented by proxy and entitled to vote at the annual meeting. Abstentions will be counted toward the tabulation of votes cast on the proposal and will have the same effect as “Against” votes. Broker non-votes are counted towards a quorum, but will have no effect on the outcome of the vote.

Our board of directors believes that approval of Proposal 2 is in our best interests and the best interests of our stockholders for the reasons stated above.

THE BOARD OF DIRECTORS RECOMMENDS

  A VOTE IN FAVOR OF PROPOSAL 2

PROPOSAL 3

ADVISORY VOTE ON EXECUTIVE COMPENSATION

At the 2014 Annual Meeting of Stockholders, the stockholders indicated their preference that the Company solicit a non-binding advisory vote on the compensation of the named executive officers, commonly referred to as a “say-on-pay vote,” every year. The Board of Directors has adopted a policy that is consistent with that preference. In accordance with that policy, this year, the Company is again asking the stockholders to approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in this proxy statement in accordance with SEC rules.

This vote is not intended to address any specific item of compensation, but rather the overall compensation of the Company’s named executive officers and the practices described in this proxy statement. The compensation of the Company’s named executive officers subject to the vote is disclosed in the compensation tables and the related narrative disclosure contained in this proxy statement. Compensation of the Company’s named executive officers is designed to enable the Company to attract and retain talented and experienced executives to lead the Company successfully in a competitive environment.

Accordingly, the Board of Directors is asking the stockholders to indicate their support for the compensation of the Company’s named executive officers as described in this proxy statement by casting a non-binding advisory vote “For” the following resolution:

“RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the compensation tables and narrative discussion is hereby APPROVED.”

Because the vote is advisory, it is not binding on the Board of Directors or the Company. Nevertheless, the views expressed by the stockholders, whether through this vote or otherwise, are important to management and the Board of Directors and, accordingly, the Board of Directors and the Compensation Committee intend to consider the results of this vote in making determinations in the future regarding executive compensation arrangements.

Vote Required

Advisory approval of this proposal requires the vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote on the matter at the Annual Meeting. Unless the Board of Directors decides to modify its policy regarding the frequency of soliciting say-on-pay votes/advisory votes on the compensation of the Company’s named executives, the next scheduled say-on-pay vote will be at the 2016 Annual Meeting of Stockholders.

THE BOARD OF DIRECTORS RECOMMENDS

A VOTE IN FAVOR OF PROPOSAL 3

EXECUTIVE OFFICERS

The table below sets forth certain information regarding our current executive officers.

Name	Age	Current Position(s)
Stephen Aselage	63	President, Chief Executive Officer and Director
Laura M. Clague	56	Senior Vice President and Chief Financial Officer
Alvin Shih, M.D.	38	Executive Vice President of Research and Development
Margaret Valeur-Jensen, Ph.D.	58	General Counsel

The following is certain biographical information describing the business experience of each of our executive officers who is not a director.

Laura M. Clague has served as the Senior Vice President and Chief Financial Officer of the Company since November 2014. Ms. Clague previously served as the Chief Financial Officer of the San Diego and Ohio operations of Amylin Pharmaceuticals, Inc., a wholly owned subsidiary of Bristol-Myers Squibb. Prior to the acquisition by Bristol-Myers Squibb in 2012, Ms. Clague was the Vice President, Corporate Controller and Chief Accounting Officer of Amylin for 10 years, and during this time also served as the Chief Financial Officer of the Amylin/Lilly Collaboration. From 1988 to 1999, Ms. Clague was the director of finance and accounting operations for Sony Electronics, Inc. From 1985 to 1988, Ms. Clague served as internal audit supervisor at Cubic Corporation. From 1982 to 1985, Ms. Clague held various audit positions at KPMG. Ms. Clague also serves on the Board of Directors of LRAD Corporation where she chairs the Audit Committee and is on the Compensation Committee. Ms. Clague is a certified public accountant in the State of California, and has a B.S. in Business Administration from Menlo College.

Alvin Shih, M.D. has served as the Executive Vice President of Research and Development of the Company since May 2014. Prior to joining the Company, Dr. Shih worked for Pfizer Inc. where he founded the Pfizer Rare Disease Research Unit and was a member of the senior management team of such Unit from 2010 to 2014. In his role as the Unit’s Chief Operating Officer, Dr. Shih led numerous strategic initiatives and had operational responsibility for a pre-clinical and clinical portfolio spanning multiple disease areas and therapeutic modalities. From 2006 to 2010, Dr. Shih was a senior engagement manager at L.E.K. Consulting in Boston, where he led value-creating projects for a diverse set of biotechnology clients. Dr. Shih was previously a member of the consulting staff at McKinsey & Company, where he participated in strategic projects for a variety of healthcare clients, including academic medical centers, integrated healthcare delivery networks, and clinical research organizations. Dr. Shih completed his residency training in internal medicine at the Massachusetts General Hospital and received board certification from the American Board of Internal Medicine. He holds an M.D. from the University of Alabama School of Medicine, an M.B.A. from the Kellogg School of Management at Northwestern University and a B.A. from Vanderbilt University.

Margaret Valeur-Jensen, Ph.D. has served as the General Counsel of the Company since November 2014. Previously, Dr. Valeur-Jensen served as Of Counsel in the Biotechnology, Pharmaceuticals and Chemistry Group of Seed Intellectual Property Law Group PLLC. Before that, she was Executive Vice President and General Counsel of Neurocrine Biosciences, Inc., where she was responsible for all patent and corporate practice including management of patent portfolio and strategy, corporate partnering, regulatory compliance, and public company issues. Earlier, she was Associate General Counsel Business Law Group of Amgen Inc., where she was responsible for licensing and corporate partnering, mergers and acquisitions, clinical development, sales and marketing, regulatory affairs, and real estate. Prior to joining Amgen, she was an associate at Davis, Polk & Wardwell. Dr. Valeur-Jensen received her J.D. from Stanford University School of Law. In addition, she was a Post-Doctoral Fellow at Harvard Medical School in the Department of Genetics, as well as at Massachusetts General Hospital in the Department of Molecular Biology. She received a Ph.D. in Biochemistry and Molecular Biology from Syracuse University and a B.A. in Biology from Skidmore College.

Our executive officers are elected by our Board of Directors and serve at the discretion of our Board of Directors until their successors have been duly elected and qualified or until their earlier resignation or removal.

SECURITY OWNERSHIP OF

CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the ownership of the Company’s common stock as of March 31, 2015 by: (i) each director, (ii) each named executive officer, (iii) each person known by us to beneficially own more than 5% of all outstanding shares of our common stock, and (iv) all executive officers and directors of the Company as a group. The table is based upon information supplied by our executive officers and directors and a review of Schedules 13D and 13G filed with the SEC. Unless otherwise indicated in the footnotes to the table and subject to community property laws where applicable, we believe that each of the stockholders named in the table has sole voting and investment power with respect to the shares indicated as beneficially owned.

Applicable percentages are based on 34,845,450 shares outstanding on March 31, 2015, adjusted as required by rules promulgated by the SEC. These rules generally attribute beneficial ownership of securities to persons who possess sole or shared voting power or investment power with respect to those securities. In addition, the rules include shares of common stock issuable pursuant to the exercise of stock options, warrants or other convertible securities that are either immediately exercisable or exercisable on or before May 30, 2015, which is 60 days after March 31, 2015. These shares are deemed to be outstanding and beneficially owned by the person holding those securities for the purpose of computing the percentage ownership of that person, but they are not treated as outstanding for the purpose of computing the percentage ownership of any other person. The address for each person or entity listed in the table is c/o Retrophin, Inc., 12255 El Camino Real, Suite 250, San Diego, CA 92130.

5% or greater stockholders	Number of shares beneficially owed	Percentage of shares beneficially owned
Prudential Financial, Inc. (1)	3,148,693	9.0%
Consanance Capman GP LLC (2)	2,551,535	7.3%
Broadfin Healthcare Master Fund Ltd (3)	2,549,874	7.3%
QVT Financial LP (4)	2,053,019	5.9%
Opaleye L.P. (5)	1,858,441	5.3%
Lombard Odier Asset Management (USA) Corp. (6)	1,750,000	5.0%
Directors and named executive officers
Stephen Aselage (7)	359,034	1.0%
Alvin Shih (8)	57,501	*
Margaret Valeur-Jensen	-	*
Steve Richardson (9)	126,803	*
Cornelius Golding (10)	19,083	*
Jeffrey Meckler (11)	18,334	*
Gary Lyons (12)	3,334	*
Tim Coughlin	-	*
John Kozarich	-	*
Martin Shkreli (13)		%
Marc Panoff (14)	1,650	*
All current executive officers and directors as a group (10 persons)	600,756	1.7%

*	Represents beneficial ownership of less than one percent.
(1)

Prudential Financial, Inc. (“Prudential”) is a parent holding company and the indirect parent of Jennison Associates LLC (“Jennison”) and Quantitative Management Associates LLC, who are the beneficial owners of 3,147,293 shares and 1,400 shares of the Company’s common stock, respectively. Jennison furnishes investment advice to several investment companies, insurance separate accounts, and institutional clients (“Managed Portfolios”). As a result of its role as investment adviser of the Managed Portfolios, Jennison may be deemed to be the beneficial owner of the shares of our common stock held by such Managed Portfolios. Prudential indirectly owns 100% of equity interests of Jennison. As a result, Prudential may be deemed to have the power to exercise or to direct the exercise of such voting and/or dispositive power that Jennison may have with respect to our common stock held by the Managed Portfolios. The address for Prudential Financial, Inc. is 751 Broad Street, Newark, New Jersey 07102-3777. The address for Jennison Associates LLC is 466 Lexington Avenue, New York, NY 10017. This information is based on its most recently filed Schedule 13G/A.
(2)	Consists of 2,500,187 shares (“Master Account Shares”) owned by Consonance Capital Master Account LP (“Consonance Master”) and 51,348 shares (“Managed Account Shares”) owned by a managed account managed by Consonance Capital Opportunity Fund Management LP (“Consonance Opportunity”). Consonance Capital Management LP (the “Adviser”) is the investment adviser of Consonance Master and pursuant to an investment advisory agreement (the “Advisory Agreement”), the Adviser exercises voting and investment power over the Master Account Shares held by Consonance Master. Consonance Capman GP LLC (“Capman”) is the general partner of the Adviser and Mitchell Blutt, as the Manager and Member of Capman and Chief Executive Officer of the Adviser, may be deemed to control Capman and the Adviser. Capman is the general partner of Consonance Opportunity and Mitchell Blutt, as the Manager and Member of Capman, may be deemed to control Capman and Consonance Opportunity. The address for the Adviser, Consonance Opportunity, Mitchell Blutt and Capman is 1370 Avenue of the America, Suite 3301, New York, NY 10019. This information is based on its most recently filed Schedule 13G.
(3)	Broadfin Capital, LLC, Broadfin Healthcare Master Fund, Ltd. and Kevin Kotler share voting and disposition power with respect to the shares held by this stockholder. The address for Broadfin Capital, LLC and Kevin Kotler is 300 Park Avenue, 25th Floor, New York, NY 10022. The address for Broadfin Healthcare Master Fund, Ltd. is 20 Genesis Close, Ansbacher House, Second Floor, P.O. Box 1344, Grand Cayman KY 1-1108, Cayman Islands. This information is based on its most recently filed Schedule 13G/A.
(4)	QVT Financial LP (“QVT Financial”) is the investment manager for QVT Fund V LP and other private investment funds (collectively, the “Funds”). The Funds aggregately own 2,053,019 shares. Accordingly, QVT Financial may be deemed to be the beneficial owner of an aggregate amount of 2,053,019 shares, consisting of the shares owned by the Funds. QVT Financial GP LLC, as General Partner of QVT Financial, may be deemed to beneficially own the same number of shares reported by QVT Financial. QVT Associates GP LLC, as General Partner of the Funds, may be deemed to beneficially own the aggregate number of shares owned by the Funds, and accordingly, QVT Associates GP LLC may be deemed to be the beneficial owner of an aggregate amount of 2,053,019 shares. The address for QVT Financial LP, QVT Financial GP LLC and QVT Associates GP LLC is 1177 Avenue of the Americas, 9th Floor, New York, NY 10036. The address for QVT Fund V LP is 190 Elgin Avenue, George Town, Grand Cayman, KY1 9005, Cayman Islands. This information is based on its most recently filed Schedule 13G/A.
(5)	Represent shares of common stock and warrants exercisable into common stock, beneficially owned and held of record by Opaleye, L.P. Opaleye GP LLC (“LLC”) and James Silverman share voting and investment power with respect to the shares held by this stockholder. The LLC is the general partner of Opaleye, L.P. James Silverman is the sole member and manager of the LLC. The address for Opaleye, L.P., Opaleye GP LLC and James Silverman is 9B Russell Street, Cambridge, MA 02140. This information is based on its most recently filed Schedule 13D.
(6)	Lombard Odier Asset Management (USA) Corp serves as investment advisor to 1798 Fundamental Strategies Master Fund and Lombard Odier Funds – Fundamental Equity Long/Short, with respect to the shares of our common stock held by them. The address for Lombard Odier Asset Management (USA) Corp is 888 7th Avenue, 11thFloor, New York, NY 10106. This information is based on its most recently filed Schedule 13G.
(7)	Includes 87,000 shares of common stock issuable upon exercise of stock options which have vested or will vest within 60 days of March 31, 2015. Includes 278 shares of common stock issuable upon exercise of warrants.
(8)	Includes 19,167 shares of common stock issuable upon vesting of restricted common stock.

(9)	Includes 17,083 shares of common stock issuable upon exercise of stock options which have vested or will vest within 60 days of March 31, 2015. Includes 555 shares of common stock issuable upon exercise of warrants.
(10)	Includes 14,083 shares of common stock issuable upon exercise of stock options which have vested or will vest within 60 days of March 31, 2015.
(11)	Includes 3,334 shares of common stock issuable upon exercise of stock options which have vested or will vest within 60 days of March 31, 2015.
(12)	Includes 3,334 shares of common stock issuable upon exercise of stock options which have vested or will vest within 60 days of March 31, 2015.
(13)
(14)	Beneficial ownership was derived from a Schedule Form 4 filed with the SEC on February 24, 2014 and includes 61,333 share of common stock issued pursuant vesting of a restricted stock unit. Includes 550 shares of common stock issuable upon exercise of warrants.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires the Company’s directors and executive officers, and persons who own more than ten percent of a registered class of the Company’s equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. Officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

To the Company’s knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended December 31, 2014, all Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were complied with.

EXECUTIVE AND DIRECTOR COMPENSATION

Our named executive officers for 2014, which consist of our principal executive officer and our two other most highly compensated executive officers and two former executive officers who would have been included among our highest compensated executive officers but for the fact that they were not serving as executive officers as of December 31, 2014, are:

•	Stephen Aselage, President, Chief Executive Officer and Director;
•	Martin Shkreli, Former Chief Executive Officer;
•	Alvin Shih, Executive Vice President of Research and Development;
•	Margaret Valeur-Jensen, General Counsel; and
•	Marc Panoff, Former Chief Financial Officer.

Summary Compensation Table

The following table sets forth all cash compensation paid by the Company for the fiscal years 2013 and 2014. The table below sets forth the positions and compensation for each named executive officer of the Company.

Summary Compensation Table

Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Option Awards ($)(1)	All Other Compensation ($)	Total ($)
Stephen Aselage,	2014	202,170	121,000	1,009,000	7,206,000	12,500(2)	8,429,670
President, Chief Executive Officer and Director (3)

Martin Shkreli,	2014	237,500	300,000		—	7,600,000	62,500	(4)	8,200,000
Former Chief Executive Officer	2013	252,091	1,233,430		—	9,925,200	—		11,410,721

Alvin Shih,	2014	262,500	168,250	(5)	3,165,490	—	—		3,477,990
Executive Vice President of Research and Development

Margaret Valeur-Jensen,	2014	70,833	25,000		945,000	—	—		1,015,833
General Counsel

Marc Panoff,	2014	269,375	76,667		1,900,000	—	—		2,246,042
Former Chief Financial Officer (6)	2013	142,153	104,155		157,808	—	—		404,116

(1) In accordance with SEC rules, this column reflects the aggregate grant date fair value of the equity awards granted during 2013 and 2014 computed in accordance with Financial Accounting Standard Board Accounting Standards Codification Topic 718 for stock-based compensation transactions (ASC 718) (see Note 14 of the audited financial statements in our Annual Report on
Form 10-K for the fiscal year ended December 31, 2014, as amended). These amounts do not reflect the actual economic value that will be realized by the named executive officer in connection with such equity awards.

(2) Amount shown represents fees paid to Mr. Aselage as a member of the Board of Directors prior to becoming an employee.

(3) Mr. Aselage was appointed as our Chief Executive Officer in November 2014.

(4) Amount shown represents severance payments to Mr. Shkreli.

(5) Represents a signing bonus paid to Dr. Shih upon his entering into employment with the Company, and a performance-based cash bonus.

(6) Pursuant to the terms of a separation agreement and release entered into with the Company on September 15, 2014, Mr. Panoff was paid a $137,500 severance payment on February 28, 2015, and is entitled to an additional $137,500 in severance payments payable over a period of 6 months.

Base Salary

The annualized base salaries of our named executive officers for 2014 were as follows: Mr. Aselage, $480,000; Mr. Shkreli, $300,000; Dr. Shih, $450,000; Dr. Valeur-Jensen, $425,000; and Mr. Panoff, $275,000.

In 2015, none of our named executive officers were awarded increases over their 2014 base salary. The annualized base salaries of our named executive officers currently employed by Company for 2015 are as follows: Mr. Aselage, $480,000; Dr. Shih, $450,000; and Dr. Valeur-Jensen, $425,000.

Cash Bonuses

In February 2014, the Board of Directors approved the Company’s executive officer eligible bonus percentages and performance goals for 2014. The table below sets forth the target executive officer eligible bonus levels for 2014.

Executive Officer	Minimum Payout	Target Percentage
President and Chief Executive Officer	0%	100%
All Other Executive Officers	0%	50%

The performance goals for 2014 related primarily to initiation of the sparsentan Phase II clinical trial, launch of Thiola, launch of Chenodal and Vecamyl and completion of IND enabling studies for RE-024. The Board of Directors and the Compensation Committee assigned relative weightings to the goals by functional area (but not individual named executive officers) for 2014.

The Compensation Committee awarded bonus payouts for our named executive officers at 90% of targeted Company goal achievement. The individual amounts approved by the Compensation Committee were: Mr. Aselage, $121,000; Dr. Shih, $118,250; and Dr. Valeur-Jensen, $25,000. Mr. Shkreli was not awarded a bonus payout, and Mr. Panoff received a $60,000 cash bonus as part of his separation agreement and release entered into with the Company on September 15, 2014.

In March 2015, the Board of Directors approved the Company’s performance goals for 2015 along with the following eligible bonus percentages for executive officers:

Executive Officer	Minimum Payout	Target Percentage
President and Chief Executive Officer	0%	60%
All Other Executive Officers	0%	50%

The performance goals for 2015 consist of goals relating to:

•	total revenues and cash burn;

•	completion of enrollment in the Phase II sparsentan clinical trial;

•	IND filing for RE-024;

•	filing for addition of CTX indication to the FDA approved label for Chenodal;

•	at least one accretive business development transaction;

•	expansion of the investor base; and

•	internal operational objectives.

The Compensation Committee did not assign relative weightings to the goals for 2015. The Compensation Committee does place emphasis on results having greater impact on the long-term success of the Company.

Compensation Arrangements

Martin Shkreli

On October 13, 2014, Mr. Shkreli resigned as a member of the Company’s Board of Directors and as an employee of the Company, and from any and all other positions that he held with the Company. Pursuant to a binding Summary Separation Proposal entered into between Mr. Shkreli and the Company on October 13, 2014, Mr. Shkreli is entitled to receive his annual base salary, any unpaid bonus and health insurance coverage on the same terms as made available to the Company’s employees for a period of twelve months following such resignation, plus twelve months of continued vesting of all time-based stock options. Mr. Shkreli received a base salary of $252,091 and a bonus of $1,233,430 for fiscal 2013 and a base salary of $237,500 and a bonus of $300,000 for fiscal 2014.

Stephen Aselage

On November 6, 2014, the Board of Directors appointed Mr. Aselage as the Company’s Chief Executive Officer. Prior to such appointment, Mr. Aselage had been serving as the Company’s interim Chief Executive Officer. In connection with his appointment as the Company’s Chief Executive Officer, the Board of Directors (i) approved an increase in Mr. Aselage’s annual base salary to $480,000, (ii) approved an increase in Mr. Aselage’s bonus target percentage to 60% of his base salary, (iii) granted Mr. Aselage an option to purchase 300,000 shares of the Company’s common stock at an exercise price per share equal to $10.09, which was the closing price of the Company’s common stock on the date of grant, and (iv) granted Mr. Aselage a restricted stock unit covering 100,000 shares of the Company’s common stock. The shares subject to the option vest in four equal quarterly installments starting on the first anniversary of the date of grant, and all the shares subject to the restricted stock unit will vest on the one-year anniversary of the date of grant; provided that if Mr. Aselage’s employment with the Company is terminated prior to the one-year anniversary of the date of grant, 1/12th of the shares subject to the restricted stock unit shall vest for each full month past the grant date that Mr. Aselage has provided services to the Company.

Alvin Shih, M.D.

Dr. Shih received a base salary of $262,500 and a signing bonus of $50,000 during fiscal 2014. Dr. Shih was awarded 230,000 shares of restricted common stock pursuant to his employment agreement, a pro rata portion of which will vest quarterly during the 3 years following his employment date. Dr. Shih also received a cash bonus award of $118,250 for performance during 2014.

Margaret Valeur-Jensen, Ph.D.

On November 11, 2014, the Board of Directors appointed Dr. Valeur-Jensen as the Company’s General Counsel, effective November 17, 2014. In connection with her appointment as the Company’s General Counsel, Dr. Valeur-Jensen will be entitled to receive a base salary of $425,000 per year, and was granted a restricted stock unit covering 100,000 shares of the Company’s common stock. The shares subject to the restricted stock unit will vest on November 1, 2015. Dr. Valeur-Jensen also received a cash bonus award of $25,000 for performance during 2014.

Marc Panoff

Mr. Panoff received a base salary of $269,375 and a bonus of $76,667 during fiscal 2014. On February 24, 2014, Mr. Panoff received a discretionary award of 100,000 restricted shares of common stock of the Company, a pro rata portion of which vested quarterly over 3 years, and the vesting of 81,333 shares of which was accelerated in connection with Mr. Panoff entering into a separation agreement and release with the Company on September 15, 2014.

Employment Contracts and Termination of Employment and Change of Control Arrangements

Shkreli Employment Agreement and Summary Separation Proposal

On December 16, 2013, the Company entered into an employment agreement with Mr. Shkreli (the “Shkreli Employment Agreement”), pursuant to which Mr. Shkreli served as the Company’s Chief Executive Officer.

In accordance with the terms of the Shkreli Employment Agreement, Mr. Shkreli was paid (i) a base salary in the amount of $300,000, and (ii) at the sole discretion of the Board of Directors, an annual bonus award based upon specific goals and performance metrics. Mr. Shkreli was also awarded options to purchase 1,080,000 shares of restricted common stock of the Company, a pro rata portion of which vested quarterly over 3 years.

On February 24, 2014, Mr. Shkreli received discretionary awards of options to purchase an aggregate of 400,000 shares of common stock of the Company, (i) 200,000 of which vested in twelve equal installments on the last day of each calendar quarter beginning on March 31, 2014, (ii) 100,000 of which vested upon such time as the Company’s revenues meet or exceed $50 million in the aggregate over any consecutive four fiscal quarter period (but no earlier than February 24, 2015), (iii) 50,000 of which vested upon such time as the trailing twenty day average of the closing price of the Company’s common stock equals or exceeds $25 per share (but no earlier than February 24, 2015) and (iv) 50,000 of which vested upon such time as the trailing twenty day average of the closing price of the Company’s common stock equals or exceeds $33 per share (but no earlier than February 24, 2016).

In connection with Mr. Shkreli’s resignation, the Company and Mr. Skhreli entered into a binding Summary Separation Proposal, dated October 13, 2014, pursuant to which Mr. Shkreli is entitled to receive his annual base salary, any unpaid bonus and health insurance coverage on the same terms as made available to the Company’s employees for a period of twelve months following such resignation, plus twelve months of continued vesting of all time-based stock options.

Shih Employment Agreement

On May 29, 2014, the Company entered into an employment agreement with Dr. Shih (the “Shih Employment Agreement”), pursuant to which Dr. Shih has served as the Executive Vice President of Research and Development of the Company since June 2, 2014.

In accordance with the terms of the Shih Employment Agreement, Dr. Shih will be paid (i) a base salary in the amount of $450,000, and (ii) an annual cash bonus award of up to 50% of Dr. Shih’s then-applicable salary, which cash bonus is required to be not less than $100,000 for the fiscal year ending December 31, 2014. Dr. Shih was paid a signing bonus in the amount of $50,000, which Dr. Shih is required to repay to the Company if, prior to the one-year anniversary of his employment date, Dr. Shih terminates his employment or the Company terminates his employment for cause (as such term is defined in the Shih Employment Agreement). Dr. Shih was also awarded 230,000 shares of restricted common stock, a pro rata portion of which will vest quarterly during the 3 years following his employment date.

The Shih Employment Agreement contemplates that Dr. Shih’s employment will be for a two-year term and may be automatically extended for successive one-year periods unless (i) Dr. Shih gives notice of non-extension to the Company no later than ninety (90) days prior to the expiration of the Shih Employment Agreement, (ii) Dr. Shih’s employment is terminated or (iii) the Company delivers notice to Dr. Shih no later than thirty (30) days prior to the expiration of the Shih Employment Agreement.

In the event Dr. Shih’s employment is terminated (i) by the Company other than for cause or a regulatory inquiry termination (as such term is defined in the Shih Employment Agreement) or (ii) by Dr. Shih’s resignation following a material breach of a material term of the Shih Employment Agreement by the Company which has not been cured within 30 days following notice thereof, if such resignation occurs within 15 days at the end of the applicable 30-day cure period, then Dr. Shih will be entitled to receive a severance payment in an amount equal to his annual base salary (as such term is defined in the Shih Employment Agreement), any expenses owed to him under the Shih Employment Agreement, accrued vacation pay and payment of incentive compensation (as such term is defined in the Shih Employment Agreement) payable on the same schedule as if Dr. Shih had remained employed by the Company. If Dr. Shih chooses to resign for reasons other than a material breach of the Shih Employment Agreement by the Company, then Dr. Shih will forfeit any unvested incentive compensation that he received and will not be entitled to severance or any additional payments.

If Dr. Shih’s employment is terminated for cause then Dr. Shih will not be entitled to any further payments of any kind, except for payment of the base salary plus reimbursement of certain expenses.

In the event that Dr. Shih is no longer employed by the Company, any incentive compensation that has not vested prior to the date of termination will immediately be cancelled and not subject to further vesting.

Panoff Employment Agreement and Severance Agreement

On May 7, 2013, the Company entered into an employment agreement with Mr. Panoff (the “Panoff Employment Agreement”), pursuant to which Mr. Panoff served as the Chief Financial Officer and Chief Accounting Officer of the Company. In accordance with the terms of the Panoff Employment Agreement, Mr. Panoff was paid (i) a base salary in the amount of $230,000 (subject to adjustments at the discretion of our Board of Directors), and (ii) at the sole discretion of our Board of Directors, an annual bonus award of up to 50% of Mr. Panoff’s then applicable base salary.

On September 15, 2014, the Company entered into a separation agreement and release (the “Separation Agreement”) with Mr. Panoff, pursuant to which Mr. Panoff’s employment with the Company will terminate, effective as of February 28, 2015 (the “Separation Date”). Under the terms of the Separation Agreement, Mr. Panoff will be entitled to receive: (i) severance payments equal to twelve months of his current base salary; (ii) 100% of his target bonus for 2014; (iii) accelerated vesting of 81,333 shares of restricted common stock of the Company; and (iv) benefits under the Company’s benefit plans, subject to the terms of each such plan, for the period commencing immediately after the Separation Date and ending on the date that is the earlier of (A) nine months following the Separation Date and (B) Mr. Panoff’s acceptance of new employment which offers benefits.

Aselage Employment Agreement

On March 3, 2015, the Company entered into an Employment Agreement with Mr. Aselage (the “Aselage Employment Agreement”). Pursuant to the terms of the Aselage Employment Agreement, Mr. Aselage will receive an initial base salary of $480,000 per year, subject to annual adjustment by the Compensation Committee, plus a discretionary annual bonus as determined by the Compensation Committee, with a bonus target currently set at 60% of his base salary. While Mr. Aselage will continue to be employed on an at-will basis, the Aselage Employment Agreement provides that in the event of his termination by the Company without cause or in the event of his termination due to a constructive termination, in exchange for a general release against the Company, Mr. Aselage will be entitled to severance benefits consisting of, among other things, (i) a cash compensation amount equal to his annual base salary plus annual target bonus, multiplied by 1.5, paid in equal installments over a period of 18 months, (ii) payment of the cost of COBRA coverage for a period of up to 18 months and (iii) acceleration of the vesting of all outstanding stock awards such that the amount of shares vested under such stock awards equals the number of shares that would have vested if Mr. Aselage had continued to render services to the Company for 18 months following his separation from service. Additionally, in connection with a change in control of the Company, if Mr. Aselage’s employment with the Company is terminated without cause or in the event of his termination due to a constructive termination, in exchange for a general release against the Company, Mr. Aselage will be entitled to severance benefits consisting of, among other things, (i) a cash compensation amount equal to his annual base salary plus annual target bonus, multiplied by 2, paid in a single lump-sum amount, (ii) payment of the cost of COBRA coverage for a period of up to 24 months and (iii) acceleration of the vesting of all outstanding stock awards such that all outstanding stock awards become fully vested.

Valeur-Jensen Employment Agreement

On March 3, 2015, the Company entered into an Employment Agreement with Dr. Valeur-Jensen (the “Valeur-Jensen Employment Agreement”). Pursuant to the terms of the Valeur-Jensen Employment Agreement, Dr. Valeur-Jensen will receive an initial base salary of $425,000 per year, subject to annual adjustment by the Compensation Committee, plus a discretionary annual bonus as determined by the Compensation Committee, with a bonus target currently set at 50% of her base salary. While Dr. Valeur-Jensen will continue to be employed on an at-will basis, the Valeur-Jensen Employment Agreement provides that in the event of her termination by the Company without cause or in the event of her termination due to a constructive termination, in exchange for a general release against the Company, Dr. Valeur-Jensen will be entitled to severance benefits consisting of, among other things, (i) a cash compensation amount equal to her annual base salary plus annual target bonus, paid in equal installments over a period of 12 months, (ii) payment of the cost of COBRA coverage for a period of up to 12 months and (iii) acceleration of the vesting of all outstanding stock awards such that the amount of shares vested under such stock awards equals the number of shares that would have vested if Dr. Valeur-Jensen had continued to render services to the Company for 12 months following her separation from service. Additionally, in connection with a change in control of the Company, if Dr. Valeur-Jensen’s employment with the Company is terminated without cause or in the event of her termination due to a constructive termination, in exchange for a general release against the Company, Dr. Valeur-Jensen will be entitled to severance benefits consisting of, among other things, (i) a cash compensation amount equal to her annual base salary plus annual target bonus, multiplied by 1.5, paid in a single lump-sum amount, (ii) payment of the cost of COBRA coverage for a period of up to 18 months and (iii) acceleration of the vesting of all outstanding stock awards such that all outstanding stock awards become fully vested.

Outstanding Equity Awards at Fiscal Year-End

The following table presents the outstanding equity awards held by each of the named executive officers as of the end of fiscal 2014.

		Option Awards						Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price		Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested
Stephen Aselage	11/6/2014	—	300,000	(2)		$10.09	11/6/2024	—		—
	11/6/2014	—	—			—	—	100,000	(3)	$1,009,000
Martin Shkreli		(4)	(4)		$			—		—
Alvin Shih	6/1/2014	—	—			—	—	191,667	(5)	$2,637,908
Margaret Valeur-Jensen	11/17/2014	—	—			—	—	100,000	(7)	$945,000
Marc Panoff	5/20/2013	—	—			—	—	70,000	(1)	$490,000
	2/24/2014	—	—			—	—	75,000	(6)	$1,425,000

(1)	Such shares vest in quarterly installments during the 3 years following the date of grant.
(2)	Such shares vest in four equal quarterly installments starting on the one-year anniversary of the date of grant.
(3)	Such shares vest on the one-year anniversary of the date of grant.
(4)
(5)	A pro rata portion of the shares vest in quarterly installments during the 3 years following his employment date.
(6)	Such shares vest in quarterly installments during the 3 years following his employment date.
(7)	Such shares vest on November 1, 2015.

Director Compensation

The following table sets forth in summary form information concerning the compensation that was earned by each of our non-employee directors during the year ended December 31, 2014.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1) (2)	Option Awards ($)(1) (3)	All Other Compensation ($)	Total ($)
Cornelius Golding	18,750	201,800	252,250	—	472,800
Jeffrey Paley, M.D.(4)	18,750	—	—	—	18,750
Steve Richardson(5)	—	201,800	252,250	—	454,050
Gary Lyons	—	209,600	307,800	—	517,400
Jeffrey Meckler	—	209,600	307,800	—	517,400

(1)	In accordance with SEC rules, this column reflects the aggregate grant date fair value of the equity awards granted during 2014 computed in accordance with Financial Accounting Standard Board Accounting Standards Codification Topic 718 for stock-based compensation transactions (ASC 718). These amounts do not reflect the actual economic value that will be realized by the director in connection with such equity awards.
(2)	Aggregate number of restricted stock awards outstanding at December 31, 2014 is 80,000.
(3)	Aggregate number of stock options outstanding at December 31, 2014 is 114,000.
(4)	On September 10, 2014, Dr. Paley resigned as a member of our Board of Directors.
(5)	Following the Annual Meeting, Mr. Richardson, who has elected not to stand for re-election, will cease to serve as a member of our Board of Directors and as a member of any committee of our Board of Directors on which he currently serves.

Our Board of Directors has adopted a compensation policy for fiscal 2015 applicable to all of our non-employee directors that provides that each such non-employee director receives the following compensation for service on our Board of Directors:

•	an annual cash retainer of $45,000;
•	an additional annual cash retainer of $11,250 for service as chairman of the Board of Directors;
•	an additional annual cash retainer of $10,000 for service as a member of the Audit Committee ($15,000 for service as the chairman of the Audit Committee), $7,500 for service as a member of the Compensation Committee ($10,000 for service as the chairman of the Compensation Committee), and $5,000 for service as a member of the Nominating / Corporate Governance Committee ($7,500 for service as the chairman of the Nominating / Corporate Governance committee);
•	upon first joining our Board of Directors, an automatic initial grant of an option to purchase 40,000 shares of our common stock and 20,000 restricted shares of common stock; and
•	for each non-employee director whose term continues on the date of our annual meeting each year, an automatic annual grant of an option to purchase 20,000 shares of our common stock and 10,000 restricted shares of common stock.

Each of the initial equity grants under our director compensation policy described above vests over a three year period following the date of grant, subject to the director continuing to provide services to us during such period. Each of the annual equity grants under our director compensation policy described above vests over a one year period following the date of grant, subject to the director continuing to provide services to us during such period.

TRANSACTIONS WITH RELATED PERSONS

Policies and Procedures

We have adopted a related-person transactions policy that sets forth our policies and procedures regarding the identification, review, consideration and oversight of “related-person transactions.” Under the policy, where a transaction has been identified as a related-person transaction, management must present information regarding the proposed related-person transaction to our Audit Committee (or, where review by our Audit Committee would be inappropriate, to another independent body of our Board of Directors) for review. The presentation must include a description of, among other things, the material facts, the direct and indirect interests of the related persons, the benefits of the transaction to us and whether any alternative transactions are available. To identify related-person transactions in advance, we rely on information supplied by our executive officers, directors and certain significant stockholders. In considering related-person transactions, our Audit Committee or another independent body of our Board of Directors takes into account the relevant available facts and circumstances including, but not limited to:

•	the risks, costs and benefits to us;
•	the impact on a director’s independence in the event the related person is a director, immediate family member of a director or an entity with which a director is affiliated;
•	the terms of the transaction;
•	the availability of other sources for comparable services or products; and
•	the terms available to or from, as the case may be, unrelated third parties or to or from our employees generally.

In the event a director has an interest in the proposed transaction, the director must recuse himself or herself from the deliberations and approval.

Certain Relationships and Related Party Transactions

Except as disclosed below, since December 31, 2013, there has not been, nor is there any proposed transaction where we were or will be a party in which the amount involved exceeded or will exceed $120,000 and in which any director, director nominee, executive officer, holder of more than 5% of any class of our voting securities, or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest, other than the compensation agreements and other agreements and transactions which are described in “Employment Contracts and Termination of Employment and Change of Control Arrangements” and the transactions described below. We believe that the agreements and transactions described below were generally on terms that were comparable to terms we could have obtained from unaffiliated third parties.

On October 13, 2014, we entered into a binding Summary Separation Proposal with Mr. Shkreli, our then-current Chief Executive Officer. Among other things, the Summary Separation Proposal set forth a summary of the terms for the sale of our Vecamyl, Syntocinon and ketamine licenses and assets to Turing Pharmaceuticals AG (“Turing Pharmaceuticals”).

On January 9, 2015, we entered into an asset purchase agreement with Turing Pharmaceuticals pursuant to which we sold Turing Pharmaceuticals our ketamine licenses and assets (the “Assets”) for a purchase price of $1.0 million, and pursuant to which Turing Pharmaceuticals also assumed all future liabilities related to the Assets. Mr. Shkreli, the Company’s former Chief Executive Officer, is the Chief Executive Officer of Turing Pharmaceuticals.

On February 13, 2015, we, our wholly-owned subsidiary Manchester Pharmaceuticals LLC and our other wholly-owned subsidiary Retrophin Therapeutics International, LLC (collectively, the “Sellers”), entered into a purchase agreement with Waldun Pharmaceuticals, LLC (“Waldun”) pursuant to which the Sellers sold Waldun their product rights to mecamylamine hydrochloride (also referred to as Vecamyl) (the “Vecamyl Product Rights”) for a purchase price of $0.7 million. Waldun in turn sold the Vecamyl Product Rights to Turing Pharmaceuticals. In connection therewith, on February 13, 2015, we, together with Manchester, entered into an Asset Purchase Agreement with Turing Pharmaceuticals, pursuant to which we sold Turing Pharmaceuticals our mecamylamine hydrochloride inventory (the “Inventory”) for a purchase price of $0.3 million, and pursuant to which Turing Pharmaceuticals also assumed certain liabilities related to the Vecamyl Product Rights and the Inventory.

On February 13, 2015, we entered into an asset purchase agreement with Turing Pharmaceuticals pursuant to which we sold Turing Pharmaceuticals our Syntocinon licenses and assets, including related inventory, for a purchase price of $1.1 million, and pursuant to which Turing Pharmaceuticals also assumed certain liabilities related to the Syntocinon licenses and assets.

In September 2014, our Board of Directors requested that our outside legal counsel conduct an investigation (the “Investigation”) into matters involving Mr. Shkreli during his tenure as our Chief Executive Officer. In January 2015, our Board of Directors appointed an Oversight Committee of the Board of Directors (the “Oversight Committee”), consisting of Gary Lyons and Jeffrey Meckler, each of whom was not a member of our Board of Directors during the period of time covered by the Investigation. To date, the Oversight Committee has concluded that various transactions occurred during 2013 and 2014 involving Retrophin and individuals or entities that had been investors in investment funds previously managed by Mr. Shkreli, or that otherwise had financial dealings with Mr. Shkreli. The details of the Oversight Committee’s findings and the transactions involving Mr. Shkreli are set forth more fully in Part II, Item 7 “Management’s Discussion and Analysis of Financial Condition and Results” in our Annual Report on Form 10-K for the fiscal year ended December 31, 2014, as amended.

PROPOSAL 4

APPROVAL OF AN AMENDMENT TO THE COMPANY’S CERTIFICATE OF INCORPORATION TO INCLUDE A PROVISION CONSISTENT WITH SECTION 102(B)(7) OF THE DGCL

Background

Our Board of Directors is requesting stockholder approval of an amendment to our certificate of incorporation, in the form attached hereto as Appendix B, to include a provision consistent with Section 102(b)(7) of the General Corporation Law of the State of Delaware (the “DGCL”) that, under specified circumstances, eliminates or limits the personal liability of a director of Retrophin for breaches of fiduciary duties (the “Charter Amendment”).

Although Article VII, Section 7.6 of our amended and restated bylaws provides that directors shall be indemnified and held harmless by Retrophin to the fullest extent authorized by (and subject to the conditions set forth in) the DGCL, currently our certificate of incorporation does not have a provision limiting the liability of our directors as permitted under Section 102(b)(7) of the DGCL. Section 102(b)(7) of the DGCL provides that a Delaware corporation may include in its certificate of incorporation a provision eliminating or limiting the personal liability of a director to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, provided that such provision shall not eliminate or limit the liability of a director: (i) for any breach of the director’s duty of loyalty to the corporation or its stockholders; (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law; (iii) based on the payment of an improper dividend or an improper repurchase of Retrophin stock under Section 174 of the DGCL; or (iv) for any transaction from which the director derived an improper personal benefit.

The DGCL was amended in 1986 to add Section 102(b)(7) in response to changes in the market for directors’ liability insurance, including significant increases in the number and magnitude of lawsuits against directors and the difficulty of obtaining such insurance on traditional terms, or on any terms at all. These changes were considered a threat to the quality and stability of the governance of Delaware corporations because of the unwillingness of directors to serve without the protections traditionally available to them against claims arising out of their services and because of the deterrent effect on entrepreneurial decision-making by directors who do serve.

If this proposal is approved at the Annual Meeting, the Charter Amendment would eliminate director liability to Retrophin or its stockholders for monetary damages arising out of a director’s breach of his or her duty of care. The duty of care refers to the fiduciary duty of a director to be sufficiently informed and deliberate in considering a transaction or taking or refusing to take some corporate action. A breach of the duty of care by a director may give rise to liability for monetary damages caused to Retrophin or its stockholders. Liability for a breach of the duty of care arises when a director fails to exercise due care (i.e., is grossly negligent) in reaching a decision or otherwise attending to his or her responsibilities as a director. If approved, the Charter Amendment would not eliminate the fiduciary duty of care; it would only eliminate monetary damage awards occasioned by a breach of that duty. Thus, if this Proposal is approved at the Annual Meeting, a breach of the duty of care would remain a valid basis for a suit seeking to stop a proposed transaction from occurring. After the transaction has occurred, however, the stockholders would no longer have a claim against directors for monetary damages based on the breach of the duty of care.

Therefore, if approved, the Charter Amendment would not affect our or our stockholders’ ability to seek non-monetary remedies, such as an injunction or rescission, against a director for breach of his or her fiduciary duty, nor would it eliminate our rights and the rights of our stockholders (through stockholders’ derivative suits on our behalf) to recover monetary damages against a director for breach of his or her fiduciary duty in the situations described in clauses (i) through (iv) above.

Voting Requirements

The affirmative vote representing the holders, either in person or by proxy, of a majority of the outstanding shares entitled to vote on the matter is required to approve this Proposal. If you are the beneficial owner of your shares of common stock, your broker, bank or nominee is prohibited to vote your shares of common stock without instructions from you on matters that are considered significant. This Proposal is considered significant. Therefore, if you do not vote by proxy, your broker, bank or other nominee cannot vote your shares of common stock on this Proposal and your shares will be considered broker “non-votes.” Abstentions and broker “non-votes” will have the same effect as an “Against” vote.

Board Recommendation

Our Board of Directors believes that the diligence exercised by directors stems primarily from their desire to act in the best interests of Retrophin and its stockholders, and not from a fear of monetary damage awards. Consequently, the Board of Directors believes that the level of scrutiny and care exercised by directors will not be lessened by the adoption of the Charter Amendment.

However, our Board of Directors believes the limitation of liability provisions contained in the Charter Amendment, which are commonly adopted by Delaware corporations, are necessary to protect our directors from liability for the exercise of their business judgment and will enhance our ability to attract and retain highly qualified individuals to serve as directors of Retrophin by assuring directors (and potential directors) that their good faith decisions will not be second-guessed by a court evaluating decisions with the benefit of hindsight, and by reducing the number of instances in which their personal assets may be put at risk to satisfy a potential judgment.

THE BOARD OF DIRECTORS UNANIMOUSLY

RECOMMENDS A VOTE “FOR” PROPOSAL 4.

PROPOSAL 5

APPROVAL OF AN AMENDMENT AND RESTATEMENT OF RETROPHIN’S AMENDED AND RESTATED BYLAWS

Background

Our Board of Directors is requesting that stockholders approve an amendment and restatement of our existing amended and restated bylaws (the “Current Bylaws”), in order to (i) set forth the advance notice requirements for a nomination to our Board of Directors or for other business proposals, as applicable, to be properly brought by a stockholder before a meeting of stockholders, (ii) provide procedures for the establishment of a record date for action by written consent of stockholders in lieu of a meeting and for conducting a ministerial review of stockholder consents, (iii) set forth advance notice requirements and other limitations on stockholder-requested special meetings, including limitations on the purpose for which such meetings may be called and the time periods during which such meetings may be called, and (iv) make other amendments to update the Current Bylaws to reflect recent changes to the DGCL and effect other minor clarifications and conforming changes. The complete text of the proposed amended and restated bylaws (the “Proposed Bylaws”) is contained in Appendix C to this proxy statement, and is marked to show the cumulative differences between the Current Bylaws and the Proposed Bylaws. You are urged to read Appendix C in its entirety, as the summary of the Proposed Bylaws contained in this Proposal is qualified in its entirety by reference to Appendix C.

Under Article IX of Retrophin’s certificate of incorporation, our Board of Directors is permitted to amend the Current Bylaws without stockholder approval. However, given that several of the changes proposed in the Proposed Bylaws relate to (i) the advance notice requirements that stockholders must follow to make nominations or present other business proposals at a meeting of stockholders, (ii) advance notice requirements and other limitations with respect to stockholder-requested special meetings, and (iii) the procedures for establishing a record date for stockholder action by written consent in lieu of a meeting and for conducting a ministerial review of such consents, our Board of Directors determined that, as a matter of good corporate governance, it was advisable to submit the Proposed Bylaws to stockholders for their adoption.

Summary of Amendments

If approved, the Proposed Bylaws would generally provide the following changes from the Current Bylaws.

Annual Meetings

•	Nominations of persons for election to the Board of Directors and the proposal of other business may be made (i) pursuant to our notice of meeting, (ii) if brought specifically by or at the direction of the Board of Directors, or (iii) by any stockholder who was a stockholder of record at the time of giving the requisite stockholder notice, who is entitled to vote at the meeting, and who complies with the notice procedures set forth in the Proposed Bylaws.

•	For nominations for the election to the Board of Directors to be properly brought before an annual meeting by a stockholder, the stockholder must deliver written notice to Retrophin’s Secretary, which shall set forth: (A) as to each nominee such stockholder proposes to nominate at the meeting: (1) the name, age, business address and residence address of such nominee, (2) the principal occupation or employment of such nominee, (3) the class and number of shares of each class of our capital stock which are owned of record and beneficially by such nominee, (4) the date or dates on which such shares were acquired and the investment intent of such acquisition, (5) such other information concerning such nominee as would be required to be disclosed in a proxy statement soliciting proxies for the election of such nominee as a director in an election contest (even if an election contest is not involved), or that is otherwise required to be disclosed pursuant to Section 14 of the Exchange Act, and the rules and regulations promulgated thereunder; and (B) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination is made (each, a “Proponent” and collectively, the “Proponents”), the information required by the Proposed Bylaws.

•	For business other than nominations for the election to the Board of Directors to be properly brought before an annual meeting by a stockholder, the stockholder must deliver written notice to Retrophin’s Secretary, which shall set forth: (A) as to each matter such stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting as well as the text of the proposal or business (including the text of any resolutions proposed for consideration and in the event that such business includes a proposal to amend the bylaws of the corporation, the language of the proposed amendment), the reasons for conducting such business at the meeting, and any material interest in such business of any Proponent; and (B) as to the Proponent, the information required by the Proposed Bylaws.

•	The written notice required by the Proposed Bylaws must also set forth, as of the date of the notice and as to the Proponents: (A) the name and address of each Proponent, as they appear on Retrophin’s books; (B) the class, series and number of shares of Retrophin that are owned beneficially and of record by each Proponent; (C) a description of any agreement, arrangement or understanding (whether oral or in writing) with respect to such nomination or proposal between or among any Proponent and any of its affiliates or associates, and any others (including their names) acting in concert, or otherwise under the agreement, arrangement or understanding, with any of the foregoing; (D) a representation that the Proponents are holders of record or beneficial owners, as the case may be, of shares of Retrophin entitled to vote at the meeting and intend to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice or to propose the business that is specified in the notice; (E) a representation as to whether the Proponents intend to deliver a proxy statement and form of proxy to holders of a sufficient number of holders of Retrophin’s voting shares to elect such nominee or nominees or to carry such proposal; (F) to the extent known by any Proponent, the name and address of any other stockholder supporting any nomination or proposal specified in the notice on the date of such notice; and (G) a description of all derivative transactions by each Proponent during the previous twelve month period, including the date of the transactions and the class, series and number of securities involved in, and the material economic terms of, such derivative transactions.

•	To be timely, the written notice required for nominations for the election to the Board of Directors and other proposals at an annual meeting must be received by Retrophin’s Secretary not later than the close of business on the ninetieth day nor earlier than the close of business on the one hundred twentieth day prior to the first anniversary of the preceding year’s annual meeting; provided, however, that, in the event that the date of the annual meeting is advanced more than thirty days prior to or delayed by more than seventy days after the anniversary of the preceding year’s annual meeting, notice by the stockholder to be timely must be so received not earlier than the close of business on the one hundred twentieth day prior to such annual meeting and not later than the close of business on the later of the ninetieth day prior to such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made. In no event shall an adjournment or a postponement of an annual meeting for which notice has been given, or the public announcement thereof has been made, commence a new time period for the giving of a stockholder’s notice as described above.

•	A stockholder providing written notice must update and supplement the notice in writing, if necessary, so that the information provided or required to be provided in such notice is true and correct in all material respects as of (i) the record date for determining stockholders entitled to notice of the meeting and (ii) the date that is five business days prior to the meeting and, in the event of any adjournment or postponement thereof, five business days prior to such adjourned or postponed meeting. In the case of an update and supplement pursuant to clause (i) above, such update and supplement must be received by the Secretary not later than five business days after the record date for determining stockholders entitled to notice of the meeting. In the case of an update and supplement pursuant to clause (ii) above, such update and supplement must be received by the Secretary not later than two business days prior to the date for the meeting, and, in the event of any adjournment or postponement thereof, two business days prior to such adjourned or postponed meeting.

Special Meetings

•	Special meetings of the stockholders of Retrophin (i) may be called, for any purpose as is a proper matter for stockholder action under Delaware law, by (A) the Chairman of the Board of Directors, (B) the Chief Executive Officer, or (C) the Board of Directors pursuant to a resolution adopted by a majority of the total number of authorized directors, and (ii) shall be called for any purpose as is a proper matter for stockholder action under Delaware law, upon the request of stockholders of record entitled to cast not less than fifty percent of the outstanding votes entitled to be cast at such special meeting as of the date of delivery of such request, provided that the request is in compliance with the requirements of the Proposed Bylaws.

•	For a stockholder of Retrophin to request a special meeting, the request shall (i) be in writing, signed and dated by a stockholder of record, (ii) set forth the purpose of calling the special meeting and include the information required by the stockholder’s notice for annual meetings as set forth in the Proposed Bylaws, and (iii) be delivered personally or sent by certified or registered mail, return receipt requested, to Retrophin’s Secretary. The stockholder must update and supplement such information as required for a stockholder’s notice for annual meetings as set forth in the Proposed Bylaws. If the Board of Directors determines that such a request is valid, the Board of Directors shall determine the time and place, if any, of the stockholder-requested special meeting and shall set a record date for the determination of stockholders entitled to vote at such meeting. Following determination of the time and place, if any, of the special meeting, Retrophin’s Secretary shall cause a notice of meeting to be given to the stockholders entitled to vote.

•	A request for a special meeting by a stockholder shall be invalid to the extent the purpose of calling the special meeting relates to (A) the removal of any director, (B) the nomination for the election to the Board of Directors or appointment of any person to the Board of Directors, or (C) any other proposal of business (y) previously presented to stockholders at an annual or special meeting of stockholders held within the last twelve months determined from the date such new written request is received by Retrophin, or (z) to be transacted at an annual or special meeting of stockholders, the date of which meeting is within the next three months from the date the written request is received by Retrophin.

Stockholder Actions by Written Consent

•	Any action required or permitted to be taken at any annual or special meeting of the stockholders may be taken without a meeting, without prior notice and without a vote, if a consent in writing setting forth the action so taken is signed by holders of record on the record date for such written consent established pursuant to the procedures of the Proposed Bylaws of shares having not less than the minimum number of votes that would be necessary to take such action at a meeting at which all shares entitled to vote thereon were present and voted.

•

Any stockholder of record seeking to have the stockholders authorize or take any action by written consent shall first request in writing that the Board of Directors fix a record date for the purpose of determining the stockholders entitled to take such action, which request shall be in proper form and delivered to, or mailed and received by, Retrophin’s Secretary. Within ten days after receipt of a request in proper form from any such stockholder, the Board of Directors may adopt a resolution fixing a record date for the purpose of determining the stockholders entitled to take such action, which date shall not be more than ten days after the date upon which the resolution fixing the record date is adopted by the Board of Directors. If no resolution fixing a record date has been adopted by the Board of Directors within such ten-day period after the date on which such a request is received, (i) the record date for determining stockholders entitled to consent to such action, when no prior action of the Board of Directors is required by applicable law, shall be the first date after the expiration of such ten-day period on which a signed written consent setting forth the action taken or proposed to be taken is delivered to Retrophin in the manner provided in Section 228 of the DGCL, and (ii) the record date for determining stockholders entitled to consent to such action, when prior action by the Board of Directors is required by applicable law, shall be at the close of business on the date on which the Board of Directors adopts the resolution taking such prior action.

•	In the event of the delivery of written consents to take corporate action and/or any related revocation or revocations, Retrophin shall engage an independent inspector for the purpose of performing promptly a ministerial review of the validity of the consents and revocations. For the purpose of permitting the inspector to perform such review, no action by written consent and without a meeting shall be effective until such inspector has completed its review, determined that the requisite number of valid and unrevoked consents delivered to Retrophin in accordance with the Proposed Bylaws and applicable law have been obtained to authorize or take the action specified in the consents, and certified such determination for entry in Retrophin’s records kept for the purpose of recording the proceedings of meetings of stockholders.

Other Amendments

In addition to the above-described changes from the Current Bylaws, the Proposed Bylaws (i) update and clarify the manner and timing for delivery of notices by Retrophin of any annual or special meeting of stockholders in Section 2.3, (ii) update and clarify the provisions related to the adjournment of stockholder meetings and the notice required for any such adjourned meeting in Section 2.7(a), (iii) delete Section 3.5 of the Current Bylaws, which, among other things, specified the time and place for the first meeting of each newly elected board of directors, (iv) update Section 4.2, related to the waiver of notices, to comply with the DGCL, (v) update Section 4.3, related to electronic notices, to conform to the applicable provisions of the DGCL, (vi) delete Section 5.2 of the Current Bylaws, which specified that certain required officers of Retrophin be chosen at the first meeting of the Board of Directors following each annual meeting of stockholders, (vii) update Sections 6.3 and 6.4 to specify that shares of stock may be uncertificated as permitted by Section 158 of the DGCL, (viii) clarify the provisions in Section 6.5 related to the determination of a record date for meetings of stockholders and for stockholder actions by written consent, (ix) clarify the provisions in Article VIII related to future amendments of the Proposed Bylaws, and (x) provide other minor clarifications and conforming changes to various provisions of the Current Bylaws.

Effectiveness of Proposed Bylaws

If approved, the Proposed Bylaws will become effective immediately following the Annual Meeting.

Vote Required

The affirmative vote representing a majority of votes cast by holders of shares present, or represented by proxy, at the Annual Meeting and entitled to vote thereon is required to approve this Proposal. If you are the beneficial owner of your shares of common stock, your broker, bank or nominee is prohibited to vote your shares of common stock without instructions from you on matters that are considered significant. This Proposal is considered significant. Therefore, if you do not vote by proxy, your broker, bank or other nominee cannot vote your shares of common stock on the Proposal and your shares will be considered broker “non-votes.” Abstentions and broker “non-votes” will be counted for purposes of calculating whether a quorum is present at the Annual Meeting, but will have no effect on the Proposal as abstentions and broker non-votes will not be counted in determining the number of votes cast.

Board Recommendation

Our Board of Directors believes that the Proposed Bylaws are in the best interests of Retrophin and its stockholders because the Proposed Bylaws will enhance our corporate governance. In particular, our Board of Directors believes that the amendments relating to the advance notice requirements for nominations to our Board of Directors and for other business, the amendments relating to stockholder-requested special meetings, and the amendments relating to the establishment of a record date for stockholder action by written consent and the ministerial review of such consents are designed in a manner that recognizes the rights of stockholders while providing appropriate procedural protections to safeguard the rights and interests of all our stockholders generally.

With respect to the inclusion of advance notice requirements in the Proposed Bylaws, our Board of Directors believes that such procedures will enable the presiding officer to run an orderly meeting of stockholders, notwithstanding the presentation of contested business. In addition, advance notice requirements in our bylaws, both for business to be presented at meetings and for board nominations, will give our Board of Directors the time and information needed to consider the proposed business or nominees, to inform our stockholders, and, if appropriate, to give stockholders the benefits of our Board of Director’s recommendations. However, stockholders should be aware that the proposed advance notice requirements may preclude a nomination for the election of directors or the conduct of business at a particular meeting if the procedures are not followed correctly. Our Board of Directors believes that the advance notice requirements set forth in the Proposed Bylaws may also serve to protect against unsolicited takeover proposals or attempts to gain control of our Board of Directors, and will help to ensure that our Board of Directors has adequate time to prepare for any pending or threatened change of control, such that the board may respond more effectively and in the interests of all of our stockholders generally.

With respect to the changes being made to limit the business that may be brought at a stockholder-requested special meeting of stockholders, our Board of Directors believes that such limitations will protect our resources from the substantial administrative and financial burdens, and disruptive effects, that serial stockholder meetings could impose. Stockholders should be aware that these limitations could make it more difficult, or increase the amount of time it could take, to replace any of our existing directors and/or gain control of our Board of Directors. Our Board of Directors believes that any such impact is significantly diminished by the fact that our Board of Directors is not classified, and each director is elected for a one-year term at the annual meeting of stockholders.

With respect to the other changes being made in the Proposed Bylaws, our Board of Directors believes that such changes update the Current Bylaws to reflect changes to Delaware law, and enhance and modernize the provisions and procedures set forth therein.

THE BOARD OF DIRECTORS UNANIMOUSLY

RECOMMENDS A VOTE “FOR” PROPOSAL 5.

PROPOSAL 6

APPROVAL OF THE POTENTIAL ISSUANCE OF COMMON STOCK UPON THE EXERCISE OF WARRANTS

Background

On May 30, 2014, we issued $46 million of 4.50% senior convertible notes in a private placement (the “Convertible Notes”), pursuant to which we received net proceeds of approximately $42.9 million. The Convertible Notes are convertible into shares of our common stock at an initial conversion price of $17.41 per share; however the conversion rate, and thus the conversion price, may be adjusted under certain circumstances.

On June 30, 2014, we entered into a $45 million credit agreement (the “Credit Facility”), in connection with which we issued Athyrium Opportunities Fund (A) LP, Athyrium Opportunities Fund (B) LP and PCOF 1, LLC five-year warrants to purchase 193,179, 106,821 and 37,500 shares of our common stock, respectively, at an exercise price equal to $12.76 per share (collectively, the “June Warrants”).

On November 13, 2014, we entered into an amendment to the Credit Facility which (i) allowed us to be in compliance with certain covenants in the Credit Facility as of September 30, 2014 and (ii) amended certain covenants in the Credit Facility related to the fourth quarter of fiscal 2014 and 2015. In connection with this amendment we issued Athyrium Opportunities Fund (A) LP, Athyrium Opportunities Fund (B) LP and PCOF 1, LLC additional five-year warrants to purchase 171,715, 94,952 and 33,333 shares of our common stock, respectively, at an exercise price equal to $9.96 per share (collectively, the “November Warrants”).

On January 12, 2015, we further amended the Credit Facility and obtained a commitment for a senior secured incremental term loan in an aggregate principal amount of $30 million, and in connection therewith we issued Athyrium Opportunities Fund (A) LP, Athyrium Opportunities Fund (B) LP and Perceptive Credit Opportunities Fund, LP five-year warrants to purchase 53,661, 29,672 and 41,667 shares of our common stock, respectively, at an exercise price equal to $13.25 per share (the “January Warrants,” and together with the June Warrants and the November Warrants, the “Warrants”). The commitment for the $30 million senior secured incremental term loan was intended as a potential source of funding which could be drawn down at our option to finance the acquisition of Cholbam and related assets from Asklepion Pharmaceuticals, LLC.

The Warrants contain provisions that provide for anti-dilution adjustments in the event of certain issuances by Retrophin of equity, equity-linked securities or other distributions, which could result in the exercise price of the Warrants being adjusted, and the Warrants becoming exercisable for additional shares of our common stock.

Reasons for the Transactions

During 2014, our management sought, reviewed and evaluated several financing options prior to issuing the Convertible Notes and entering into the Credit Facility. Among other factors, our management considered the benefits of additional financing, the certainty of obtaining this financing in the context of the uncertainty of the financing markets, the importance of additional capital for our operations, and the relative terms of the Convertible Notes and the Credit Facility versus other possible financing options. As part of this evaluation process, management held discussions with financial advisors and various possible financing sources, as well as internal discussions.

Our Board of Directors and management determined that issuing the Convertible Notes and entering into the Credit Facility was in the best interests of Retrophin and its stockholders because the financing provided for our continuing operations and anticipated growth. In addition, given the potential that Cholbam has to support our growth in 2015, our Board of Directors and management determined that the issuance of the January Warrants in return for the commitment for the $30 million senior secured incremental term loan was in the best interests of Retrophin and its stockholders.

In each case, the issuance of the Warrants was viewed as beneficial to our stockholders over the issuance of shares of common stock because it did not result in any immediate dilution to our stockholders. We also believe that the anti-dilution adjustment features of the Warrants were reasonable in light of market conditions. We intend to use the proceeds from the exercise of the Warrants (if any) for working capital and general corporate purposes.

Nasdaq Listing Rules

Because our common stock is traded on The Nasdaq Global Market, we are subject to the Nasdaq Listing Rules, including Listing Rule 5635(d)(2) and 5635(b).

Pursuant to Listing Rule 5635(d)(2), stockholder approval is required prior to the issuance of securities in connection with a transaction (or a series of related transactions) other than a public offering involving the sale, issuance or potential issuance of common stock (or securities convertible into or exercisable for common stock) equal to 20% or more of the common stock or 20% or more of the voting power outstanding before the issuance for less than the greater of book or market value of the stock. Pursuant to Nasdaq rules and policies, our issuance of the Convertible Notes and the issuance of the Warrants pursuant to the Credit Facility are likely to be viewed by Nasdaq as a single transaction for purposes of determining our compliance with Listing Rule 5635(d)(2).

As a result of the anti-dilution adjustment features of the Warrants, under certain circumstances, the Warrants, when added together with the shares issued or issuable pursuant to the Convertible Notes, could become exercisable for a number of shares of our common stock equal to 20% or more of our common stock or 20% or more of the voting power outstanding before their issuance, for a price less than the greater of book or market value of our common stock. Accordingly, to comply with Listing Rule 5635(d)(2), the Warrants provide that they cannot be exercised for more than 19.99% of the number of shares of our common stock outstanding on May 30, 2014 (the date of issuance of the Convertible Notes) less the number of shares of our common stock underlying, or that have been issued pursuant, the Convertible Notes, unless and until we have received stockholder approval for issuances of common stock under the Warrants in excess of such amount (such limitation, the “Private Placement Limitation”).

Pursuant to Listing Rule 5635(b), stockholder approval is also required prior to the issuance of securities when the issuance or potential issuance may result in a change of control of the issuer. Pursuant to Nasdaq rules and policies, a change of control may be deemed to occur when, as a result of an issuance, an investor or a group would own, or have the right to acquire, 20% or more of the outstanding shares of common stock or voting power of the issuer, and such ownership or voting power would be the largest ownership position of the issuer. As a result of the anti-dilution adjustment features of the Warrants, under certain circumstances, the exercise of the Warrants could result in an investor or a group owning, or having the right to acquire, 20% or more of our outstanding shares of common stock or voting power. Accordingly, in order to comply with Listing Rule 5635(b), each Warrant provides that it cannot be exercised to the extent that such exercise would result in the issuance of more than 19.99% of the number of shares of our common stock outstanding as of the relevant exercise date (or, if less, the minimum number of shares of our common stock that would result in the holder of such Warrant and its affiliates having 19.99% of the voting power of Retrophin as of the relevant exercise date), less the number of shares of our common stock the holder of such Warrant and its affiliates own, or have the right to acquire, as of the relevant exercise date. We refer to such limitation, together with the Private Placement Limitation, as the “Share Cap,” and to the shares issuable upon exercise of the Warrants that are in excess of the Share Cap as the “Excess Shares.”

Effect of Issuance of Excess Shares

Our stockholders will incur dilution of their percentage ownership in Retrophin to the extent the Warrants are exercised, and will incur greater dilution if the issuance of the Excess Shares is approved by the stockholders and the Warrants are exercised for such Excess Shares. In addition, because the Warrants will likely only be exercised to the extent that the exercise price per share represents a discount to the trading price and/or book value per share of Retrophin’s common stock at the time of exercise, the issuance of shares of common stock upon exercise of the Warrants will likely cause a reduction in the net tangible book value per share of Retrophin and may also result in a decline in our stock price, either of which potential results would be expected to occur to a greater extent upon any issuances of Excess Shares if such issuances are approved by the stockholders.

Voting Requirements

We are seeking your approval of this Proposal in order to satisfy the stockholder approval requirements of Nasdaq, including but not limited to Nasdaq Listing Rule 5635(d)(2) and 5635(b), with respect to the issuance of the Excess Shares.

The affirmative vote representing a majority of votes cast by holders of shares present, or represented by proxy, at the Annual Meeting and entitled to vote thereon is required to approve this Proposal. If you are the beneficial owner of your shares of common stock, your broker, bank or nominee is prohibited to vote your shares of common stock without instructions from you on matters that are considered significant. This Proposal is considered significant. Therefore, if you do not vote by proxy, your broker, bank or other nominee cannot vote your shares of common stock on the Proposal and your shares will be considered broker “non-votes.” Abstentions and broker “non-votes” will be counted for purposes of calculating whether a quorum is present at the Annual Meeting, but will have no effect on the Proposal as abstentions and broker non-votes will not be counted in determining the number of votes cast.

Board Recommendation

Our Board of Directors believes the approval of this Proposal by our stockholders is in the best interests of Retrophin and our stockholders. We are seeking stockholder approval for the issuance of all Excess Shares upon exercise of the Warrants. If this Proposal is approved, in addition to the additional proceeds that we may receive if the Warrants are exercised for the Excess Shares, our Board of Directors believes that such approval will increase the Lenders and their affiliates’ willingness to participate in future financings of Retrophin, if the Lenders and their affiliates so choose, and that the Lenders are a valuable potential future financing source for Retrophin which have already demonstrated a commitment to Retrophin and its long-term success. To the extent that the Lenders choose not to participate in any future financing transaction of Retrophin because the Proposal is not approved, our Board of Directors believes that we could lose a valuable potential financing source. Our Board of Directors also believes that permitting the Lenders to purchase additional shares of our common stock in the future if the Proposal is approved would be in the best interests of our stockholders because any such purchase would be expected to further align the Lenders’ interests with the interests of our stockholders and the success of Retrophin.

THE BOARD OF DIRECTORS UNANIMOUSLY

RECOMMENDS A VOTE “FOR” PROPOSAL 6.

PROPOSAL 7

RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has selected BDO USA LLP (“BDO”), as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015 and has further directed that management submit the selection of independent registered public accounting firm for ratification by the stockholders at the Annual Meeting. Representatives of BDO are expected to be present at the Annual Meeting. They will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

Neither the Company’s bylaws nor other governing documents or law require stockholder ratification of the selection of BDO as the Company’s independent registered public accounting firm. However, the Audit Committee is submitting the selection of BDO to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of different independent auditors at any time during the year if they determine that such a change would be in the best interests of the Company and its stockholders.

Vote Required

The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting will be required to ratify the selection of BDO. Abstentions will be counted toward the tabulation of votes on proposals presented to the stockholders and will have the same effect as negative votes. Broker non-votes (if any) are counted towards a quorum, but are not counted for any purpose in determining whether this matter has been approved.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF PROPOSAL 7.

PRINCIPAL ACCOUNTANT FEES AND SERVICES

The following table represents aggregate fees billed to the Company for the fiscal years ended December 31, 2014 and 2013, by BDO and Marcum LLP. All fees described below were pre-approved by the Audit Committee.

	BDO 2014	Marcum LLP 2013
Audit Fees (1)	$504,300	$311,136
Audit Related Fees (2)	$122,000	$134,093
Tax Fees (3)	$267,000	-
All Other Fees (4)	-	-

Total	$893,300	$445,229

(1)	Fees for audit services billed or to be billed for fiscal 2014 by BDO were $504,300 and consisted of the annual audit of the Company’s consolidated financial statements, review of registration statements, the interim reviews of the quarterly consolidated financial statements, and normal, recurring accounting consultations. Fees for audit services billed for fiscal 2013 by Marcum LLP were $311,136 and consisted of the annual audit of the Company’s consolidated financial statements, the interim reviews of the quarterly consolidated financial statements, and review of the financial statements filed in connection with the Company’s 2012 merger.
(2)	Fees for audit related services billed or to be billed for the year ended December 31, 2014 by BDO were $122,000 and consisted of audits of acquired company financial statements for S-X 3-05 purposes. Fees for audit related services billed for the year ended December 31, 2013 by Marcum LLP were $134,093 and consisted of review of registration statements, comfort and bring-down letters.

(3)	Fees for tax services billed or to be billed for the year ended December 31, 2014 by BDO were $267,000 and consisted of financial tax planning and consultations and tax compliance. There were no fees for professional services rendered by Marcum LLP for tax planning, tax compliance or tax advice for the year ended December 31, 2013.
(4)	There were no other fees for professional services rendered by the Company’s independent registered accountants for the years ended December 31, 2014 and 2013.

Pre-Approval Policies and Procedures

Our Audit Committee has established policies and procedures regarding pre-approval of all services provided by the independent registered public accounting firm. Our Audit Committee pre-approves all audit and non-audit services provided by the independent registered public accounting firm, other than de minimis non-audit services, and shall not engage the independent registered public accounting firm to perform the specific non-audit services proscribed by law or regulation.

The Audit Committee has considered whether the provision of non-audit services is compatible with maintaining the independence of BDO (2014) and Marcum LLP (2013), and has concluded that the provision of such services is compatible with maintaining the independence of each firm. All of the services rendered by BDO (2014) and Marcum LLP (2013) were pre-approved by the Audit Committee in accordance with the Audit Committee pre-approval policy described above.

Change in Independent Registered Public Accounting Firm

On March 31, 2014, the Audit Committee notified Marcum LLP that it had determined not to engage Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014, and accordingly dismissed Marcum LLP effective as of such date. On and effective as of that same date, the Company entered into an engagement letter with BDO, approved by the Audit Committee, and engaged BDO as the Company’s independent registered public accounting firm.

Marcum LLP’s reports on the Company’s consolidated financial statements for the years ended December 31, 2013 and December 31, 2012 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that each such report on the Company’s consolidated financial statements contained an explanatory statement in respect to uncertainty as to the Company’s ability to continue as a going concern.

During the Company’s fiscal years ended December 31, 2013 and 2012 and the subsequent interim period preceding Marcum LLP’s dismissal, there were (i) no “disagreements” (within the meaning of Item 304(a) of Regulation S-K) with Marcum LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Marcum LLP, would have caused it to make reference to the subject matter of the disagreements in its reports on the consolidated financial statements of the Company and (ii) except for material weaknesses in the Company’s internal control over financial reporting as described below, no “reportable events” (as such term is defined in Item 304(a)(1)(v) of Regulation S-K). As disclosed in Item 9A of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2013 and Item 9A of the Company’s Transition Report on Form 10-K for the transition period from March 1, 2012 through December 31, 2012, the Company’s management and Board of Directors identified certain matters that constituted material weaknesses in the Company’s internal controls over financial reporting, and such weaknesses were advised by Marcum LLP.

The Company provided Marcum LLP with a copy of the Company’s Current Report on Form 8-K dated April 4, 2014 prior to its filing with the SEC and requested Marcum LLP to furnish to the Company a letter addressed to the SEC stating that it agrees with the statements made above. A copy of Marcum’s letter to the SEC stating that it agrees with the statements made above, dated April 4, 2014, is attached as Exhibit 16.1 to the Company’s Current Report on Form 8-K dated April 4, 2014.

During the Company’s two most recent fiscal years and the subsequent interim period preceding BDO’s engagement, neither the Company nor anyone on its behalf consulted BDO regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and no written report or oral advice was provided to the Company that BDO concluded was an important factor considered by us in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a “disagreement” or “reportable event” (within the meaning of Item 304(a) of Regulation S-K and Item 304(a)(1)(v) of Regulation S-K, respectively).

HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for Annual Meeting materials with respect to two or more stockholders sharing the same address by delivering a single set of Annual Meeting materials to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

This year, a number of brokers with account holders who are Retrophin, Inc. stockholders will be “householding” the Company’s proxy materials. A single set of Annual Meeting materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate set of Annual Meeting materials, please notify your broker or Retrophin, Inc. Direct your written request to Retrophin, Inc., Attn: Secretary, 12255 El Camino Real, San Diego, CA 92130. Stockholders who currently receive multiple copies of the Annual Meeting materials at their addresses and would like to request “householding” of their communications should contact their brokers.

OTHER MATTERS

The Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

By Order of the Board of Directors

Margaret Valeur-Jensen, Ph.D.

General Counsel and Secretary

                    , 2015

A copy of the Company’s Annual Report to the SEC on Form 10-K for the fiscal year ended December 31, 2014, as amended, is available without charge upon written request to: Secretary, Retrophin, Inc., 12255 El Camino Real, San Diego, CA 92130.

Appendix A

RETROPHIN, INC.

2015 EQUITY INCENTIVE PLAN

ADOPTED BY THE BOARD OF DIRECTORS: APRIL 16, 2015

APPROVED BY THE STOCKHOLDERS:            , 2015

1.	General.

(a) Successor to and Continuation of Prior Plan. The Plan is intended as the successor to and continuation of the Retrophin, Inc. 2014 Incentive Compensation Plan (the “Prior Plan”). Following the Effective Date, no additional stock awards may be granted under the Prior Plan. Any unallocated shares remaining available for issuance pursuant to the exercise of options or issuance or settlement of stock awards not previously granted under the Prior Plan as of 12:01 a.m. Pacific time on the Effective Date (the “Prior Plan’s Available Reserve”) will cease to be available under the Prior Plan at such time and will be added to the Share Reserve (as further described in Section 3(a) below) and be then immediately available for issuance pursuant to Stock Awards granted hereunder. In addition, from and after 12:01 a.m. Pacific time on the Effective Date, all outstanding stock awards granted under the Prior Plan will remain subject to the terms of the Prior Plan; provided, however, that any shares subject to outstanding stock awards granted under the Prior Plan that (i) expire or terminate for any reason prior to exercise or settlement; or (ii) are forfeited, cancelled or otherwise returned to the Company because of the failure to meet a contingency or condition required to vest such shares (the “Returning Shares”) will immediately be added to the Share Reserve (as further described in Section 3(a) below) as and when such shares become Returning Shares, and become available for issuance pursuant to Awards granted hereunder. All Awards granted on or after 12:01 a.m. Pacific Time on the Effective Date will be subject to the terms of this Plan.

(b) Eligible Award Recipients. Employees, Directors and Consultants are eligible to receive Awards under the Plan.

(c) Available Awards. The Plan provides for the grant of the following types of Awards: (i) Incentive Stock Options, (ii) Nonstatutory Stock Options, (iii) Stock Appreciation Rights, (iv) Restricted Stock Awards, (v) Restricted Stock Unit Awards, (vi) Performance Stock Awards, (vii) Performance Cash Awards, and (viii) Other Stock Awards.

(d) Purpose. The Plan, through the granting of Awards, is intended to help the Company secure and retain the services of eligible award recipients, provide incentives for such persons to exert maximum efforts for the success of the Company and any Affiliate and provide a means by which the eligible recipients may benefit from increases in value of the Common Stock.

2.	Administration.

(a) Administration by Board. The Board will administer the Plan. The Board may delegate administration of the Plan to a Committee or Committees, as provided in Section 2(c).

(b) Powers of Board. The Board will have the power, subject to, and within the limitations of, the express provisions of the Plan:

(i) To determine (A) who will be granted Awards; (B) when and how each Award will be granted; (C) what type of Award will be granted; (D) the provisions of each Award (which need not be identical), including when a person will be permitted to exercise or otherwise receive cash or Common Stock under the Award; (E) the number of shares of Common Stock subject to, or the cash value of, an Award; and (F) the Fair Market Value applicable to a Stock Award.

(ii) To construe and interpret the Plan and Awards granted under it, and to establish, amend and revoke rules and regulations for administration of the Plan and Awards. The Board, in the exercise of these powers, may correct any defect, omission or inconsistency in the Plan or in any Award Agreement, in a manner and to the extent it will deem necessary or expedient to make the Plan or Award fully effective.

(iii) To settle all controversies regarding the Plan and Awards granted under it.

(iv) To accelerate, in whole or in part, the time at which an Award may be exercised or vest (or at which cash or shares of Common Stock may be issued).

(v) To suspend or terminate the Plan at any time. Except as otherwise provided in the Plan or an Award Agreement, suspension or termination of the Plan will not impair a Participant’s rights under the Participant’s then-outstanding Award without the Participant’s written consent except as provided in subsection (viii) below.

(vi) To amend the Plan in any respect the Board deems necessary or advisable, including, without limitation, by adopting amendments relating to Incentive Stock Options and certain nonqualified deferred compensation under Section 409A of the Code and/or to make the Plan or Awards granted under the Plan compliant with the requirements for Incentive Stock Options or exempt from or compliant with the requirements for nonqualified deferred compensation under Section 409A of the Code, subject to the limitations, if any, of applicable law. However, if required by applicable law or listing requirements, and except as provided in Section 9(a) relating to Capitalization Adjustments, the Company will seek stockholder approval of any amendment of the Plan that (A) materially increases the number of shares of Common Stock available for issuance under the Plan, (B) materially expands the class of individuals eligible to receive Awards under the Plan, (C) materially increases the benefits accruing to Participants under the Plan, (D) materially reduces the price at which shares of Common Stock may be issued or purchased under the Plan, (E) materially extends the term of the Plan, or (F) materially expands the types of Awards available for issuance under the Plan. Except as provided in the Plan (including Section 2(b)(viii)) or an Award Agreement, no amendment of the Plan will impair a Participant’s rights under an outstanding Award without the Participant’s written consent.

(vii) To submit any amendment to the Plan for stockholder approval, including, but not limited to, amendments to the Plan intended to satisfy the requirements of (A) Section 162(m) of the Code regarding the exclusion of performance-based compensation from the limit on corporate deductibility of compensation paid to Covered Employees, (B) Section 422 of the Code regarding incentive stock options or (C) Rule 16b-3.

(viii) To approve forms of Award Agreements for use under the Plan and to amend the terms of any one or more Awards, including, but not limited to, amendments to provide terms more favorable to the Participant than previously provided in the Award Agreement, subject to any specified limits in the Plan that are not subject to Board discretion; provided however, that a Participant’s rights under any Award will not be impaired by any such amendment unless (A) the Company requests the consent of the affected Participant, and (B) such Participant consents in writing. Notwithstanding the foregoing, (1) a Participant’s rights will not be deemed to have been impaired by any such amendment if the Board, in its sole discretion, determines that the amendment, taken as a whole, does not materially impair the Participant’s rights, and (2) subject to the limitations of applicable law, if any, the Board may amend the terms of any one or more Awards without the affected Participant’s consent (A) to maintain the qualified status of the Award as an Incentive Stock Option under Section 422 of the Code; (B) to change the terms of an Incentive Stock Option, if such change results in impairment of the Award solely because it impairs the qualified status of the Award as an Incentive Stock Option under Section 422 of the Code; (C) to clarify the manner of exemption from, or to bring the Award into compliance with, Section 409A of the Code; or (D) to comply with other applicable laws or listing requirements.

(ix) To appoint such agents as the Board may deem necessary or advisable to administer the Plan.

(x) Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company and that are not in conflict with the provisions of the Plan or Awards.

(xi) To adopt such procedures and sub-plans as are necessary or appropriate to permit participation in the Plan by Employees, Directors or Consultants who are foreign nationals or employed outside the United States (provided that Board approval will not be necessary for immaterial modifications to the Plan or any Award Agreement that are required for compliance with the laws of the relevant foreign jurisdiction).

(c) Delegation to Committee.

(i) General. The Board may delegate some or all of the administration of the Plan to a Committee or Committees. If administration of the Plan is delegated to a Committee, the Committee will have, in connection with the administration of the Plan, the powers theretofore possessed by the Board that have been delegated to the Committee, including the power to delegate to a subcommittee of the Committee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board will thereafter be to the Committee or subcommittee, as applicable). Any delegation of administrative powers will be reflected in resolutions, not inconsistent with the provisions of the Plan, adopted from time to time by the Board or Committee (as applicable). The Committee may, at any time, abolish the subcommittee and/or revest in the Committee any powers delegated to the subcommittee. The Board may retain the authority to concurrently administer the Plan with the Committee and may, at any time, revest in the Board some or all of the powers previously delegated.

(ii) Section 162(m) and Rule 16b-3 Compliance. The Committee may consist solely of two (2) or more Outside Directors, in accordance with Section 162(m) of the Code, or solely of two (2) or more Non-Employee Directors, in accordance with Rule 16b-3.

(d) Delegation to an Officer. The Board may delegate to one (1) or more Officers the authority to do one or both of the following (i) designate Employees who are not Officers to be recipients of Options and SARs (and, to the extent permitted by applicable law, other Stock Awards) and, to the extent permitted by applicable law, the terms of such Awards, and (ii) determine the number of shares of Common Stock to be subject to such Stock Awards granted to such Employees; provided, however, that the Board resolutions regarding such delegation will specify the total number of shares of Common Stock that may be subject to the Stock Awards granted by such Officer and that such Officer may not grant a Stock Award to himself or herself. Any such Stock Awards will be granted on the form of Award Agreement most recently approved for use by the Committee or the Board, unless otherwise provided in the resolutions approving the delegation authority. The Board may not delegate authority to an Officer who is acting solely in the capacity of an Officer (and not also as a Director) to determine the Fair Market Value pursuant to Section 13(x)(iii) below.

(e) Effect of Board’s Decision. All determinations, interpretations and constructions made by the Board in good faith will not be subject to review by any person and will be final, binding and conclusive on all persons.

(f) Cancellation and Re-Grant of Stock Awards. Neither the Board nor any Committee will have the authority to: (i) reduce the exercise, purchase or strike price of any outstanding Option, SAR, or other Award under the Plan, or (ii) cancel any outstanding Option, SAR, or other Award that has an exercise price or strike price greater than the current Fair Market Value of the Common Stock in exchange for cash or other Stock Awards under the Plan, unless the stockholders of the Company have approved such an action within 12 months prior to such an event.

(g) Minimum Vesting Requirements. No Full Value Award will vest until at least twelve (12) months following the date of grant of such Award; provided, however, that up to five percent (5%) of the Share Reserve (as defined in Section 3(a)) may be subject to Full Value Awards that do not meet such vesting requirements.

3.	Shares Subject to the Plan.

(a) Share Reserve.

(i) Subject to Section 9(a) relating to Capitalization Adjustments, the aggregate number of shares of Common Stock that may be issued pursuant to Stock Awards

from and after the Effective Date will not exceed (A)             shares, which number is equal to the sum of (I)             shares subject to the Prior Plan’s Available Reserve and (II) an additional             new shares, plus (B) the Returning Shares, if any, which become available for grant under the Plan from time to time (such aggregate number of shares described in (A) and (B) above, the “Share Reserve”).

(ii) For clarity, the Share Reserve in this Section 3(a) is a limitation on the number of shares of Common Stock that may be issued pursuant to the Plan. Accordingly, this Section 3(a) does not limit the granting of Stock Awards except as provided in Section 7(a). Shares may be issued in connection with a merger or acquisition as permitted by NASDAQ Listing Rule 5635(c) or, if applicable, NYSE Listed Company Manual Section 303A.08, AMEX Company Guide Section 711 or other applicable rule, and such issuance will not reduce the number of shares available for issuance under the Plan.

(b) Reversion of Shares to the Share Reserve.

(i) Shares Available For Subsequent Issuance. If (A) any shares of Common Stock subject to a Stock Award are not issued because such Stock Award or any portion thereof expires or otherwise terminates without all of the shares covered by such Stock Award having been issued or is settled in cash (i.e., the Participant receives cash rather than stock), or (B) any shares of Common Stock issued pursuant to a Stock Award are forfeited back to or repurchased by the Company because of the failure to meet a contingency or condition required for the vesting of such shares, such shares will again become available for issuance under the Plan.

(ii) Shares Not Available For Subsequent Issuance. If any shares subject to a Stock Award are not delivered to a Participant because the Stock Award is exercised through a reduction of shares subject to the Stock Award (i.e., “net exercised”), the number of shares that are not delivered to the Participant will not remain available for issuance under the Plan. Also, any shares reacquired by the Company pursuant to Section 8(h) with respect to a Stock Award will not again become available for issuance under the Plan.

(c) Incentive Stock Option Limit. Subject to the Share Reserve and Section 9(a) relating to Capitalization Adjustments, the aggregate maximum number of shares of Common Stock that may be issued pursuant to the exercise of Incentive Stock Options will be 8,000,000 shares of Common Stock.

(d) Section 162(m) Limitations. Subject to the Share Reserve and Section 9(a) relating to Capitalization Adjustments, at such time as the Company may be subject to the applicable provisions of Section 162(m) of the Code, the following limitations will apply.

(i) A maximum of 1,000,000 shares of Common Stock subject to Options, SARs and Other Stock Awards whose value is determined by reference to an increase over an exercise or strike price of at least one hundred percent (100%) of the Fair Market Value on the date any such Stock Award is granted may be granted to any Participant during any fiscal year. Notwithstanding the foregoing, if any additional Options, SARs or Other Stock Awards whose value is determined by reference to an increase over an exercise or strike price of at least one hundred percent (100%) of the Fair Market Value on the date the Stock Award are granted to any Participant during any fiscal year, compensation attributable to the exercise of such additional Stock Awards will not satisfy the requirements to be considered “qualified performance-based compensation” under Section 162(m) of the Code unless such additional Stock Award is approved by the Company’s stockholders.

(ii) A maximum of 1,000,000 shares of Common Stock subject to Performance Stock Awards may be granted to any one Participant during any one fiscal year (whether the grant, vesting or exercise is contingent upon the attainment during the Performance Period of the Performance Goals).

(iii) A maximum of $2,000,000 may be granted as a Performance Cash Award to any one Participant during any one fiscal year.

(e) Source of Shares. The stock issuable under the Plan will be shares of authorized but unissued or reacquired Common Stock, including shares repurchased by the Company on the open market or otherwise.

4.	Eligibility.

(a) Eligibility for Specific Stock Awards. Incentive Stock Options may be granted only to employees of the Company or a “parent corporation” or “subsidiary corporation” thereof (as such terms are defined in Sections 424(e) and 424(f) of the Code). Stock Awards other than Incentive Stock Options may be granted to Employees, Directors and Consultants; provided, however, that Stock Awards may not be granted to Employees, Directors and Consultants who are providing Continuous Service only to any “parent” of the Company, as such term is defined in Rule 405, unless (i) the stock underlying such Stock Awards is treated as “service recipient stock” under Section 409A of the Code (for example, because the Stock Awards are granted pursuant to a corporate transaction such as a spin off transaction) or (ii) the Company, in consultation with its legal counsel, has determined that such Stock Awards are otherwise exempt from or alternatively comply with the distribution requirements of Section 409A of the Code.

(b) Ten Percent Stockholders. A Ten Percent Stockholder will not be granted an Incentive Stock Option unless the exercise price of such Option is at least one hundred ten percent (110%) of the Fair Market Value on the date of grant and the Option is not exercisable after the expiration of five (5) years from the date of grant.

5.	Provisions Relating to Options and Stock Appreciation Rights.

Each Option or SAR will be in such form and will contain such terms and conditions as the Board deems appropriate. All Options will be separately designated Incentive Stock Options or Nonstatutory Stock Options at the time of grant, and, if certificates are issued, a separate certificate or certificates will be issued for shares of Common Stock purchased on exercise of each type of Option. If an Option is not specifically designated as an Incentive Stock Option, or if an Option is designated as an Incentive Stock Option but some portion or all of the Option fails to qualify as an Incentive Stock Option under the applicable rules, then the Option (or portion thereof) will be a Nonstatutory Stock Option. The provisions of separate Options or SARs need not be identical; provided, however, that each Award

Agreement will conform to (through incorporation of provisions hereof by reference in the applicable Award Agreement or otherwise) the substance of each of the following provisions:

(a) Term. Subject to the provisions of Section 4(b) regarding Ten Percent Stockholders, no Option or SAR will be exercisable after the expiration of ten (10) years from the date of its grant or such shorter period specified in the Award Agreement.

(b) Exercise Price. Subject to the provisions of Section 4(b) regarding Ten Percent Stockholders, the exercise or strike price of each Option or SAR will be not less than one hundred percent (100%) of the Fair Market Value of the Common Stock subject to the Option or SAR on the date the Award is granted. Notwithstanding the foregoing, an Option or SAR may be granted with an exercise or strike price lower than one hundred percent (100%) of the Fair Market Value of the Common Stock subject to the Award if such Award is granted pursuant to an assumption of or substitution for another option or stock appreciation right pursuant to a Corporate Transaction and in a manner consistent with the provisions of Section 409A of the Code and, if applicable, Section 424(a) of the Code. Each SAR will be denominated in shares of Common Stock equivalents.

(c) Purchase Price for Options. The purchase price of Common Stock acquired pursuant to the exercise of an Option may be paid, to the extent permitted by applicable law and as determined by the Board in its sole discretion, by any combination of the methods of payment set forth below. The Board will have the authority to grant Options that do not permit all of the following methods of payment (or that otherwise restrict the ability to use certain methods) and to grant Options that require the consent of the Company to use a particular method of payment. The permitted methods of payment are as follows:

(i) by cash, check, bank draft or money order payable to the Company;

(ii) pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board that, prior to the issuance of the stock subject to the Option, results in either the receipt of cash (or check) by the Company or the receipt of irrevocable instructions to pay the aggregate exercise price to the Company from the sales proceeds;

(iii) by delivery to the Company (either by actual delivery or attestation) of shares of Common Stock;

(iv) if an Option is a Nonstatutory Stock Option, by a “net exercise” arrangement pursuant to which the Company will reduce the number of shares of Common Stock issuable upon exercise by the largest whole number of shares with a Fair Market Value that does not exceed the aggregate exercise price; provided, however, that the Company will accept a cash or other payment from the Participant to the extent of any remaining balance of the aggregate exercise price not satisfied by such reduction in the number of whole shares to be issued. Shares of Common Stock will no longer be subject to an Option and will not be exercisable thereafter to the extent that (A) shares issuable upon exercise are used to pay the exercise price pursuant to the “net exercise,” (B) shares are delivered to the Participant as a result of such exercise, and (C) shares are withheld to satisfy tax withholding obligations; or

(v) in any other form of legal consideration that may be acceptable to the Board and specified in the applicable Award Agreement.

(d) Exercise and Payment of a SAR. To exercise any outstanding SAR, the Participant must provide written notice of exercise to the Company in compliance with the provisions of the Award Agreement evidencing such SAR. The appreciation distribution payable on the exercise of a SAR will be not greater than an amount equal to the excess of (A) the aggregate Fair Market Value (on the date of the exercise of the SAR) of a number of shares of Common Stock equal to the number of Common Stock equivalents in which the Participant is vested under such SAR, and with respect to which the Participant is exercising the SAR on such date, over (B) the aggregate strike price of the number of Common Stock equivalents with respect to which the Participant is exercising the SAR on such date. The appreciation distribution may be paid in Common Stock, in cash, in any combination of the two or in any other form of consideration, as determined by the Board and contained in the Award Agreement evidencing such SAR.

(e) Transferability of Options and SARs. The Board may, in its sole discretion, impose such limitations on the transferability of Options and SARs as the Board will determine. In the absence of such a determination by the Board to the contrary, the following restrictions on the transferability of Options and SARs will apply:

(i) Restrictions on Transfer. An Option or SAR will not be transferable except by will or by the laws of descent and distribution (and pursuant to Sections 5(e)(ii) and 5(e)(iii) below), and will be exercisable during the lifetime of the Participant only by the Participant. The Board may permit transfer of the Option or SAR in a manner that is not prohibited by applicable tax and securities laws. Except as explicitly provided in the Plan, neither an Option nor a SAR may be transferred for consideration.

(ii) Domestic Relations Orders. Subject to the approval of the Board or a duly authorized Officer, an Option or SAR may be transferred pursuant to the terms of a domestic relations order, official marital settlement agreement or other divorce or separation instrument as permitted by Treasury Regulations Section 1.421-1(b)(2). If an Option is an Incentive Stock Option, such Option may be deemed to be a Nonstatutory Stock Option as a result of such transfer.

(iii) Beneficiary Designation. Subject to the approval of the Board or a duly authorized Officer, a Participant may, by delivering written notice to the Company, in a form approved by the Company (or the designated broker), designate a third party who, upon the death of the Participant, will thereafter be entitled to exercise the Option or SAR and receive the Common Stock or other consideration resulting from such exercise. In the absence of such a designation, upon the death of the Participant, the executor or administrator of the Participant’s estate will be entitled to exercise the Option or SAR and receive the Common Stock or other consideration resulting from such exercise. However, the Company may prohibit designation of a beneficiary at any time, including due to any conclusion by the Company that such designation would be inconsistent with the provisions of applicable laws.

(f) Vesting Generally. The total number of shares of Common Stock subject to an Option or SAR may vest and become exercisable in periodic installments that may or may not be equal. The Option or SAR may be subject to such other terms and conditions on the time or times when it may or may not be exercised (which may be based on the satisfaction of

Performance Goals or other criteria) as the Board may deem appropriate. The vesting provisions of individual Options or SARs may vary. The provisions of this Section 5(f) are subject to any Option or SAR provisions governing the minimum number of shares of Common Stock as to which an Option or SAR may be exercised.

(g) Termination of Continuous Service. Except as otherwise provided in the applicable Award Agreement or other agreement between the Participant and the Company, if a Participant’s Continuous Service terminates (other than for Cause and other than upon the Participant’s death or Disability), the Participant may exercise the Participant’s Option or SAR (to the extent that the Participant was entitled to exercise such Award as of the date of termination of Continuous Service) within the period of time ending on the earlier of (i) the date three (3) months following the termination of the Participant’s Continuous Service (or such longer or shorter period specified in the applicable Award Agreement), and (ii) the expiration of the term of the Option or SAR as set forth in the Award Agreement. If, after termination of Continuous Service, the Participant does not exercise his or her Option or SAR (as applicable) within the applicable time frame, the Option or SAR will terminate.

(h) Extension of Termination Date. Except as otherwise provided in the applicable Award Agreement or other agreement between the Participant and the Company, if the exercise of an Option or SAR following the termination of the Participant’s Continuous Service (other than for Cause and other than upon the Participant’s death or Disability) would be prohibited at any time solely because the issuance of shares of Common Stock would violate the registration requirements under the Securities Act, then the Option or SAR will terminate on the earlier of (i) the expiration of a total period of time (that need not be consecutive) equal to the applicable post-termination exercise period after the termination of the Participant’s Continuous Service during which the exercise of the Option or SAR would not be in violation of such registration requirements, or (ii) the expiration of the term of the Option or SAR as set forth in the applicable Award Agreement. In addition, unless otherwise provided in a Participant’s Award Agreement, if the sale of any Common Stock received upon exercise of an Option or SAR following the termination of the Participant’s Continuous Service (other than for Cause) would violate the Company’s insider trading policy, then the Option or SAR will terminate on the earlier of (i) the expiration of a period of time (that need not be consecutive) equal to the applicable post-termination exercise period after the termination of the Participant’s Continuous Service during which the sale of the Common Stock received upon exercise of the Option or SAR would not be in violation of the Company’s insider trading policy, or (ii) the expiration of the term of the Option or SAR as set forth in the applicable Award Agreement.

(i) Disability of Participant. Except as otherwise provided in the applicable Award Agreement or other agreement between the Participant and the Company, if a Participant’s Continuous Service terminates as a result of the Participant’s Disability, the Participant may exercise his or her Option or SAR (to the extent that the Participant was entitled to exercise such Option or SAR as of the date of termination of Continuous Service), but only within such period of time ending on the earlier of (i) the date 12 months following such termination of Continuous Service (or such longer or shorter period specified in the Award Agreement), and (ii) the expiration of the term of the Option or SAR as set forth in the

Award Agreement. If, after termination of Continuous Service, the Participant does not exercise his or her Option or SAR within the applicable time frame, the Option or SAR (as applicable) will terminate.

(j) Death of Participant. Except as otherwise provided in the applicable Award Agreement or other agreement between the Participant and the Company, if (i) a Participant’s Continuous Service terminates as a result of the Participant’s death, or (ii) the Participant dies within the period (if any) specified in the Award Agreement for exercisability after the termination of the Participant’s Continuous Service (for a reason other than death), then the Option or SAR may be exercised (to the extent the Participant was entitled to exercise such Option or SAR as of the date of death) by the Participant’s estate, by a person who acquired the right to exercise the Option or SAR by bequest or inheritance or by a person designated to exercise the Option or SAR upon the Participant’s death, but only within the period ending on the earlier of (i) the date 18 months following the date of death (or such longer or shorter period specified in the Award Agreement), and (ii) the expiration of the term of such Option or SAR as set forth in the Award Agreement. If, after the Participant’s death, the Option or SAR is not exercised within the applicable time frame, the Option or SAR (as applicable) will terminate.

(k) Termination for Cause. Except as explicitly provided otherwise in a Participant’s Award Agreement or other individual written agreement between the Company or any Affiliate and the Participant, if a Participant’s Continuous Service is terminated for Cause, the Option or SAR will terminate immediately upon such Participant’s termination of Continuous Service and be forfeited, and the Participant will be prohibited from exercising the Participant’s Option or SAR from and after the time of such termination of Continuous Service.

(l) Non-Exempt Employees. If an Option or SAR is granted to an Employee who is a non-exempt employee for purposes of the Fair Labor Standards Act of 1938, as amended, the Option or SAR will not be first exercisable for any shares of Common Stock until at least six (6) months following the date of grant of the Option or SAR (although the Award may vest prior to such date). Consistent with the provisions of the Worker Economic Opportunity Act, (i) if such non-exempt employee dies or suffers a Disability, (ii) upon a Corporate Transaction in which such Option or SAR is not assumed, continued, or substituted, (iii) upon a Change in Control, or (iv) upon the Participant’s retirement (as such term may be defined in the Participant’s Award Agreement, in another agreement between the Participant and the Company, or, if no such definition, in accordance with the Company’s then current employment policies and guidelines), the vested portion of any Options and SARs may be exercised earlier than six (6) months following the date of grant. The foregoing provision is intended to operate so that any income derived by a non-exempt employee in connection with the exercise or vesting of an Option or SAR will be exempt from the employee’s regular rate of pay. To the extent permitted and/or required for compliance with the Worker Economic Opportunity Act to ensure that any income derived by a non-exempt employee in connection with the exercise, vesting or issuance of any shares under any other Stock Award will be exempt from the employee’s regular rate of pay, the provisions of this Section 5(l) will apply to all Stock Awards and are hereby incorporated by reference into such Stock Award Agreements.

6.	Provisions of Stock Awards Other than Options and SARs.

(a) Restricted Stock Awards. Each Restricted Stock Award Agreement will be in such form and will contain such terms and conditions as the Board deems appropriate. To the extent consistent with the Company’s bylaws, at the Board’s election, shares of Common Stock underlying a Restricted Stock Award may be (i) held in book entry form subject to the Company’s instructions until any restrictions relating to the Restricted Stock Award lapse; or (ii) evidenced by a certificate, which certificate will be held in such form and manner as determined by the Board. The terms and conditions of Restricted Stock Award Agreements may change from time to time, and the terms and conditions of separate Restricted Stock Award Agreements need not be identical. Each Restricted Stock Award Agreement will conform to (through incorporation of the provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

(i) Consideration. A Restricted Stock Award may be awarded in consideration for (A) cash, check, bank draft or money order payable to the Company, (B) past services to the Company or an Affiliate, or (C) any other form of legal consideration (including future services) that may be acceptable to the Board, in its sole discretion, and permissible under applicable law.

(ii) Vesting. Shares of Common Stock awarded under the Restricted Stock Award Agreement may be subject to forfeiture to the Company in accordance with a vesting schedule to be determined by the Board.

(iii) Termination of Participant’s Continuous Service. If a Participant’s Continuous Service terminates, the Company may receive through a forfeiture condition or a repurchase right any or all of the shares of Common Stock held by the Participant as of the date of termination of Continuous Service under the terms of the Restricted Stock Award Agreement.

(iv) Transferability. Rights to acquire shares of Common Stock under the Restricted Stock Award Agreement will be transferable by the Participant only upon such terms and conditions as are set forth in the Restricted Stock Award Agreement, as the Board will determine in its sole discretion, so long as Common Stock awarded under the Restricted Stock Award Agreement remains subject to the terms of the Restricted Stock Award Agreement.

(v) Dividends. A Restricted Stock Award Agreement may provide that any dividends paid on Restricted Stock will be subject to the same vesting and forfeiture restrictions as apply to the shares subject to the Restricted Stock Award to which they relate.

(b) Restricted Stock Unit Awards. Each Restricted Stock Unit Award Agreement will be in such form and will contain such terms and conditions as the Board deems appropriate. The terms and conditions of Restricted Stock Unit Award Agreements may change from time to time, and the terms and conditions of separate Restricted Stock Unit Award Agreements need not be identical. Each Restricted Stock Unit Award Agreement will conform to (through incorporation of the provisions hereof by reference in the Agreement or otherwise) the substance of each of the following provisions:

(i) Consideration. At the time of grant of a Restricted Stock Unit Award, the Board will determine the consideration, if any, to be paid by the Participant upon delivery of each share of Common Stock subject to the Restricted Stock Unit Award. The consideration to be paid (if any) by the Participant for each share of Common Stock subject to a Restricted Stock Unit Award may be paid in any form of legal consideration that may be acceptable to the Board, in its sole discretion, and permissible under applicable law.

(ii) Vesting. At the time of the grant of a Restricted Stock Unit Award, the Board may impose such restrictions on or conditions to the vesting of the Restricted Stock Unit Award as it, in its sole discretion, deems appropriate.

(iii) Payment. A Restricted Stock Unit Award may be settled by the delivery of shares of Common Stock, their cash equivalent, any combination thereof or in any other form of consideration, as determined by the Board and contained in the Restricted Stock Unit Award Agreement.

(iv) Additional Restrictions. At the time of the grant of a Restricted Stock Unit Award, the Board, as it deems appropriate, may impose such restrictions or conditions that delay the delivery of the shares of Common Stock (or their cash equivalent) subject to a Restricted Stock Unit Award to a time after the vesting of such Restricted Stock Unit Award.

(v) Dividend Equivalents. Dividend equivalents may be credited in respect of shares of Common Stock covered by a Restricted Stock Unit Award, as determined by the Board and contained in the Restricted Stock Unit Award Agreement. At the sole discretion of the Board, such dividend equivalents may be converted into additional shares of Common Stock covered by the Restricted Stock Unit Award in such manner as determined by the Board. Any additional shares covered by the Restricted Stock Unit Award credited by reason of such dividend equivalents will be subject to all of the same terms and conditions of the underlying Restricted Stock Unit Award Agreement to which they relate.

(vi) Termination of Participant’s Continuous Service. Except as otherwise provided in the applicable Restricted Stock Unit Award Agreement, such portion of the Restricted Stock Unit Award that has not vested will be forfeited upon the Participant’s termination of Continuous Service.

(c) Performance Awards.

(i) Performance Stock Awards. A Performance Stock Award is a Stock Award (covering a number of shares not in excess of that set forth in Section 3(d)(ii)) that is payable (including that may be granted, vest or be exercised) contingent upon the attainment during a Performance Period of certain Performance Goals. A Performance Stock Award may, but need not, require the Participant’s completion of a specified period of Continuous Service. The length of any Performance Period, the Performance Goals to be achieved during the Performance Period, and the measure of whether and to what degree such Performance Goals have been attained will be conclusively determined by the Committee (or, if not required for compliance with Section 162(m) of the Code, the Board), in its sole discretion. In addition, to the extent permitted by applicable law and the applicable Award Agreement, the Board may determine that cash may be used in payment of Performance Stock Awards.

(ii) Performance Cash Awards. A Performance Cash Award is a cash award (for a dollar value not in excess of that set forth in Section 3(d)(iii)) that is payable contingent upon the attainment during a Performance Period of certain Performance Goals. A Performance Cash Award may also require the Participant’s completion of a specified period of Continuous Service. At the time of grant of a Performance Cash Award, the length of any Performance Period, the Performance Goals to be achieved during the Performance Period, and the measure of whether and to what degree such Performance Goals have been attained will be conclusively determined by the Committee (or, if not required for compliance with Section 162(m) of the Code, the Board), in its sole discretion. The Board may specify the form of payment of Performance Cash Awards, which may be cash or other property, or may provide for a Participant to have the option for his or her Performance Cash Award, or such portion thereof as the Board may specify, to be paid in whole or in part in cash or other property.

(iii) Board Discretion. The Board retains the discretion to reduce or eliminate the compensation or economic benefit due upon attainment of Performance Goals and to define the manner of calculating the Performance Criteria it selects to use for a Performance Period.

(iv) Section 162(m) Compliance. Unless otherwise permitted in compliance with Section 162(m) of the Code with respect to an Award intended to qualify as “performance-based compensation” thereunder, the Committee will establish the Performance Goals applicable to, and the formula for calculating the amount payable under, the Award no later than the earlier of (A) the date ninety (90) days after the commencement of the applicable Performance Period, and (B) the date on which twenty-five percent (25%) of the Performance Period has elapsed, and in any event at a time when the achievement of the applicable Performance Goals remains substantially uncertain. Prior to the payment of any compensation under an Award intended to qualify as “performance-based compensation” under Section 162(m) of the Code, the Committee will certify the extent to which any Performance Goals and any other material terms under such Award have been satisfied (other than in cases where the Performance Goals relate solely to the increase in the value of the Common Stock). Notwithstanding satisfaction or any completion of any Performance Goals, shares subject to Options, cash or other benefits granted, issued, retainable and/or vested under an Award on account of satisfaction of such Performance Goals may be reduced by the Committee on the basis of any further considerations as the Committee, in its sole discretion, will determine.

(d) Other Stock Awards. Other forms of Stock Awards valued in whole or in part by reference to, or otherwise based on, Common Stock, including the appreciation in value thereof (e.g., options or stock rights with an exercise price or strike price less than one hundred percent (100%) of the Fair Market Value of the Common Stock at the time of grant) may be granted either alone or in addition to Stock Awards granted under Section 5 and this Section 6. Subject to the provisions of the Plan, the Board will have sole and complete authority to determine the persons to whom and the time or times at which such Other Stock Awards will be granted, the number of shares of Common Stock (or the cash equivalent thereof) to be granted pursuant to such Other Stock Awards and all other terms and conditions of such Other Stock Awards.

7.	Covenants of the Company.

(a) Availability of Shares. The Company will keep available at all times the number of shares of Common Stock reasonably required to satisfy then-outstanding Stock Awards.

(b) Securities Law Compliance. The Company will seek to obtain from each regulatory commission or agency having jurisdiction over the Plan the authority required to grant Stock Awards and to issue and sell shares of Common Stock upon exercise of the Stock Awards; provided, however, that this undertaking will not require the Company to register under the Securities Act the Plan, any Stock Award or any Common Stock issued or issuable pursuant to any such Stock Award. If, after reasonable efforts and at a reasonable cost, the Company is unable to obtain from any such regulatory commission or agency the authority that counsel for the Company deems necessary for the lawful issuance and sale of Common Stock under the Plan, the Company will be relieved from any liability for failure to issue and sell Common Stock upon exercise of such Stock Awards unless and until such authority is obtained. A Participant will not be eligible for the grant of an Award or the subsequent issuance of cash or Common Stock pursuant to the Award if such grant or issuance would be in violation of any applicable securities law.

(c) No Obligation to Notify or Minimize Taxes. The Company will have no duty or obligation to any Participant to advise such holder as to the time or manner of exercising such Stock Award. Furthermore, the Company will have no duty or obligation to warn or otherwise advise such holder of a pending termination or expiration of an Award or a possible period in which the Award may not be exercised. The Company has no duty or obligation to minimize the tax consequences of an Award to the holder of such Award.

8.	Miscellaneous.

(a) Use of Proceeds from Sales of Common Stock. Proceeds from the sale of shares of Common Stock issued pursuant to Stock Awards will constitute general funds of the Company.

(b) Corporate Action Constituting Grant of Awards. Corporate action constituting a grant by the Company of an Award to any Participant will be deemed completed as of the date of such corporate action, unless otherwise determined by the Board, regardless of when the instrument, certificate, or letter evidencing the Award is communicated to, or actually received or accepted by, the Participant. In the event that the corporate records (e.g., Board consents, resolutions or minutes) documenting the corporate action constituting the grant contain terms (e.g., exercise price, vesting schedule or number of shares) that are inconsistent with those in the Award Agreement or related grant documents as a result of a clerical error in the papering of the Award Agreement or related grant documents, the corporate records will control and the Participant will have no legally binding right to the incorrect term in the Award Agreement or related grant documents.

(c) Stockholder Rights. No Participant will be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock subject to an Award unless and until (i) such Participant has satisfied all requirements for exercise of, or the issuance of shares of Common Stock under, the Award pursuant to its terms, and (ii) the issuance of the Common Stock subject to such Award has been entered into the books and records of the Company.

(d) No Employment or Other Service Rights. Nothing in the Plan, any Award Agreement or any other instrument executed thereunder or in connection with any Award granted pursuant thereto will confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Award was granted or will affect the right of the Company or an Affiliate to terminate (i) the employment of an Employee with or without notice and with or without Cause, (ii) the service of a Consultant pursuant to the terms of such Consultant’s agreement with the Company or an Affiliate, or (iii) the service of a Director pursuant to the bylaws of the Company or an Affiliate, and any applicable provisions of the corporate law of the state in which the Company or the Affiliate is incorporated, as the case may be.

(e) Change in Time Commitment. In the event a Participant’s regular level of time commitment in the performance of the Participant’s services for the Company and any Affiliates is reduced (for example, and without limitation, if the Participant is an Employee of the Company and the Employee has a change in status from a full-time Employee to a part-time Employee) after the date of grant of any Award to the Participant, the Board has the right in its sole discretion to (x) make a corresponding reduction in the number of shares or cash amount subject to any portion of such Award that is scheduled to vest or become payable after the date of such change in time commitment, and (y) in lieu of or in combination with such a reduction, extend the vesting or payment schedule applicable to such Award. In the event of any such reduction, the Participant will have no right with respect to any portion of the Award that is so reduced or extended.

(f) Incentive Stock Option Limitations. To the extent that the aggregate Fair Market Value (determined at the time of grant) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionholder during any calendar year (under all plans of the Company and any Affiliates) exceeds one hundred thousand dollars ($100,000) (or such other limit established in the Code) or otherwise does not comply with the rules governing Incentive Stock Options, the Options or portions thereof that exceed such limit (according to the order in which they were granted) or otherwise do not comply with such rules will be treated as Nonstatutory Stock Options, notwithstanding any contrary provision of the applicable Option Agreement(s).

(g) Investment Assurances. The Company may require a Participant, as a condition of exercising or acquiring Common Stock under any Award, (i) to give written assurances satisfactory to the Company as to the Participant’s knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters and that the Participant is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Award; and (ii) to give written assurances satisfactory to the Company stating that the Participant is acquiring Common Stock subject to the Award for the Participant’s own account and not with any present intention of selling or otherwise distributing the Common Stock. The foregoing requirements, and any assurances given pursuant to such requirements, will be inoperative if (A) the issuance of the shares upon the exercise or acquisition of Common Stock under the Stock Award has been registered under a then currently effective registration statement under the Securities Act, or (B) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the Common Stock.

(h) Withholding Obligations. Unless prohibited by the terms of an Award Agreement, the Company may, in its sole discretion, satisfy any federal, state or local tax withholding obligation relating to an Award by any of the following means or by a combination of such means: (i) causing the Participant to tender a cash payment; (ii) withholding shares of Common Stock from the shares of Common Stock issued or otherwise issuable to the Participant in connection with the Stock Award; provided, however, that no shares of Common Stock are withheld with a value exceeding the minimum amount of tax required to be withheld by law (or such lesser amount as may be necessary to avoid classification of the Stock Award as a liability for financial accounting purposes); (iii) withholding cash from an Award settled in cash; (iv) withholding payment from any amounts otherwise payable to the Participant; or (v) by such other method as may be set forth in the Award Agreement.

(i) Electronic Delivery. Any reference herein to a “written” agreement or document will include any agreement or document delivered electronically, filed publicly at www.sec.gov (or any successor website thereto) or posted on the Company’s intranet (or other shared electronic medium controlled by the Company to which the Participant has access).

(j) Deferrals. To the extent permitted by applicable law, the Board, in its sole discretion, may determine that the delivery of Common Stock or the payment of cash, upon the exercise, vesting or settlement of all or a portion of any Award may be deferred and may establish programs and procedures for deferral elections to be made by Participants. Deferrals by Participants will be made in accordance with Section 409A of the Code. Consistent with Section 409A of the Code, the Board may provide for distributions while a Participant is still an employee or otherwise providing services to the Company. The Board is authorized to make deferrals of Awards and determine when, and in what annual percentages, Participants may receive payments, including lump sum payments, following the Participant’s termination of Continuous Service, and implement such other terms and conditions consistent with the provisions of the Plan and in accordance with applicable law.

(k) Compliance with Section 409A of the Code. To the extent that the Board determines that any Award granted hereunder is subject to Section 409A of the Code, the Award Agreement evidencing such Award will incorporate the terms and conditions necessary to avoid the consequences specified in Section 409A(a)(1) of the Code. To the extent applicable, the Plan and Award Agreements will be interpreted in accordance with Section 409A of the Code. Notwithstanding anything to the contrary in this Plan (and unless the Award Agreement specifically provides otherwise), if the shares of Common Stock are publicly traded and a Participant holding an Award that constitutes “deferred compensation” under Section 409A of the Code is a “specified employee” for purposes of Section 409A of the Code, no distribution or payment of any amount will be made upon a “separation from service” before a date that is six (6) months following the date of such Participant’s “separation from service” (as defined in Section 409A of the Code without regard to alternative definitions thereunder) or, if earlier, the date of the Participant’s death.

(l) Clawback/Recovery. All Awards granted under the Plan will be subject to recoupment in accordance with any clawback policy that the Company is required to adopt pursuant to the listing standards of any national securities exchange or association on which the Company’s securities are listed or as is otherwise required by the Dodd-Frank Wall Street Reform and Consumer Protection Act or other applicable law. In addition, the Board may impose such other clawback, recovery or recoupment provisions in an Award Agreement as the Board determines necessary or appropriate, including but not limited to a reacquisition right in respect of previously acquired shares of Common Stock or other cash or property upon the occurrence of an event constituting Cause. No recovery of compensation under such a clawback policy will be an event giving rise to a right to resign for “good reason” or “constructive termination” (or similar term) under any agreement with the Company.

9.	Adjustments upon Changes in Common Stock; Other Corporate Events.

(a) Capitalization Adjustments. In the event of a Capitalization Adjustment, the Board will appropriately and proportionately adjust: (i) the class(es) and maximum number of securities subject to the Plan pursuant to Section 3(a), (ii) the class(es) and maximum number of securities that may be issued pursuant to the exercise of Incentive Stock Options pursuant to Section 3(c), (iii) the class(es) and maximum number of securities that may be awarded to any person pursuant to Section 3(d), and (iv) the class(es) and number of securities and price per share of stock subject to outstanding Stock Awards. The Board will make such adjustments, and its determination will be final, binding and conclusive.

(b) Dissolution. Except as otherwise provided in the Stock Award Agreement, in the event of a Dissolution of the Company, all outstanding Stock Awards (other than Stock Awards consisting of vested and outstanding shares of Common Stock not subject to a forfeiture condition or the Company’s right of repurchase) will terminate immediately prior to the completion of such Dissolution, and the shares of Common Stock subject to the Company’s repurchase rights or subject to a forfeiture condition may be repurchased or reacquired by the Company notwithstanding the fact that the holder of such Stock Award is providing Continuous Service, provided, however, that the Board may, in its sole discretion, cause some or all Stock Awards to become fully vested, exercisable and/or no longer subject to repurchase or forfeiture (to the extent such Stock Awards have not previously expired or terminated) before the Dissolution is completed but contingent on its completion.

(c) Transactions. The following provisions will apply to Stock Awards in the event of a Transaction. In the event of a Transaction, then, notwithstanding any other provision of the Plan, the Board may take one or more of the following actions with respect to Stock Awards, contingent upon the closing or completion of the Transaction, and provided that the Board may take the actions described in Sections 9(c)(iii) through 9(c)(vi) only if the surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company) does not consent to the actions in Sections 9(c)(i) and 9(c)(ii):

(i) arrange for the surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company) to assume or continue the Stock Award or to substitute a similar stock award for the Stock Award (including, but not limited to, an award to acquire the same consideration paid to the stockholders of the Company pursuant to the Transaction);

(ii) arrange for the assignment of any reacquisition or repurchase rights held by the Company in respect of Common Stock issued pursuant to the Stock Award to the surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company);

(iii) accelerate the vesting, in whole or in part, of the Stock Award (and, if applicable, the time at which the Stock Award may be exercised) to a date prior to the effective time of such Transaction as the Board determines (or, if the Board does not determine such a date, to the date that is five (5) days prior to the effective date of the Transaction), with such Stock Award terminating if not exercised (if applicable) at or prior to the effective time of the Transaction; provided, however, that the Board may require Participants to complete and deliver to the Company a notice of exercise before the effective date of a Transaction, which exercise is contingent upon the effectiveness of such Transaction;

(iv) arrange for the lapse, in whole or in part, of any reacquisition or repurchase rights held by the Company with respect to the Stock Award;

(v) cancel or arrange for the cancellation of the Stock Award, to the extent not vested or not exercised prior to the effective time of the Transaction, in exchange for such cash consideration or no consideration as the Board, in its sole discretion, may consider appropriate; and

(vi) make a payment, in such form as may be determined by the Board equal to the excess, if any, of (A) the value of the property the Participant would have received upon the exercise of the Stock Award immediately prior to the effective time of the Transaction, over (B) any exercise price payable by such holder in connection with such exercise. For clarity, this payment may be zero ($0) if the value of the property is equal to or less than the exercise price. Payments under this provision may be delayed to the same extent that payment of consideration to the holders of the Company’s Common Stock in connection with the Transaction is delayed as a result of escrows, earn outs, holdbacks or any other contingencies.

The Board need not take the same action or actions with respect to all Stock Awards or portions thereof or with respect to all Participants. The Board may take different actions with respect to the vested and unvested portions of a Stock Award.

(d) Change in Control. A Stock Award may be subject to additional acceleration of vesting and exercisability upon or after a termination of Continuous Service in connection with a Change in Control as may be provided in the Stock Award Agreement for such Stock Award or as may be provided in any other written agreement between the Company or any Affiliate and the Participant, but in the absence of such provision, no such acceleration will occur.

10.	Plan Term; Earlier Termination or Suspension of the Plan.

(a) The Board may suspend or terminate the Plan at any time. No Incentive Stock Option will be granted after the tenth (10th) anniversary of the earlier of (i) the date the Plan is adopted by the Board, or (ii) the date the Plan is approved by the stockholders of the Company. No Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

(b) No Impairment of Rights. Suspension or termination of the Plan will not impair rights and obligations under any Award granted while the Plan is in effect except with the written consent of the affected Participant or as otherwise permitted in the Plan.

11.	Effective Date of Plan.

This Plan will become effective on the Effective Date.

12.	Choice of Law.

The laws of the State of Delaware will govern all questions concerning the construction, validity and interpretation of this Plan, without regard to that state’s conflict of laws rules.

13.	DEFINITIONS. As used in the Plan, the following definitions will apply to the capitalized terms indicated below:

(a) “Affiliate” means, at the time of determination, any “parent” or “subsidiary” of the Company as such terms are defined in Rule 405. The Board will have the authority to determine the time or times at which “parent” or “subsidiary” status is determined within the foregoing definition.

(b) “Award” means a Stock Award or a Performance Cash Award.

(c) “Award Agreement” means a written agreement between the Company and a Participant evidencing the terms and conditions of an Award.

(d) “Board” means the Board of Directors of the Company.

(e) “Capitalization Adjustment” means any change that is made in, or other events that occur with respect to, the Common Stock subject to the Plan or subject to any Stock Award after the Effective Date without the receipt of consideration by the Company through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, large nonrecurring cash dividend, stock split, reverse stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or any similar equity restructuring transaction, as that term is used in Statement of Financial Accounting Standards Board Accounting Standards Codification Topic 718 (or any successor thereto). Notwithstanding the foregoing, the conversion of any convertible securities of the Company will not be treated as a Capitalization Adjustment.

(f) “Cause” will have the meaning ascribed to such term in any written agreement between the Participant and the Company defining such term and, in the absence of such agreement, such term means, with respect to a Participant, the occurrence of any of the following events: (i) the Participant’s commission of an act of fraud, embezzlement or other act of dishonesty that could reflect adversely on the integrity, character or reputation of the Company, or that would cause harm to its customer relations, operations or business prospects; (ii) the Participant’s breach of a fiduciary duty owed to the Company; (iii) the Participant’s violation or threatening to violate a restrictive covenant agreement, such as a non-compete, non-solicit, or non-disclosure agreement, between a Participant and the Company; (iv) the Participant’s unauthorized disclosure or use of confidential information or trade secrets; (v) the Participant’s violation of any lawful policies or rules of the Company, including any applicable code of conduct; (vi) the Participant’s conviction of, or plea of nolo contendere to, any felony if such conviction or plea (a) results in such Person’s imprisonment, (b) could reflect adversely on the integrity, character or reputation of the Company or (c) would cause harm to the Company’s customer relations, operations or business prospects; (vii) the Participant’s failure to reasonably cooperate in any investigation or proceeding concerning the Company; or (viii) the Participant’s neglect or misconduct in the performance of the Participant’s duties and responsibilities, provided that he or she did not cure such neglect or misconduct within ten (10) days after the Company gave written notice of such neglect or misconduct to such Participant. The determination that a termination of the Participant’s Continuous Service is either for Cause or without Cause will be made by the Company, in its sole discretion. Any determination by the Company that the Continuous Service of a Participant was terminated with or without Cause for the purposes of outstanding Awards held by such Participant will have no effect upon any determination of the rights or obligations of the Company or such Participant for any other purpose.

(g) “Change in Control” means the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events:

(i) any Exchange Act Person becomes the Owner, directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the combined voting power of the Company’s then outstanding securities other than by virtue of a merger, consolidation or similar transaction. Notwithstanding the foregoing, a Change in Control will not be deemed to occur (A) on account of the acquisition of securities of the Company directly from the Company, (B) on account of the acquisition of securities of the Company by an investor, any affiliate thereof or any other Exchange Act Person that acquires the Company’s securities in a transaction or series of related transactions the primary purpose of which is to obtain financing for the Company through the issuance of equity securities, or (C) solely because the level of Ownership held by any Exchange Act Person (the “Subject Person”) exceeds the designated percentage threshold of the outstanding voting securities as a result of a repurchase or other acquisition of voting securities by the Company reducing the number of shares outstanding, provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of voting securities by the Company, and after such share acquisition, the Subject Person becomes the Owner of any additional voting securities that, assuming the repurchase or other acquisition had not occurred, increases the percentage of the then outstanding voting securities Owned by the Subject Person over the designated percentage threshold, then a Change in Control will be deemed to occur;

(ii) there is consummated a merger, consolidation or similar transaction involving (directly or indirectly) the Company and, immediately after the consummation of such merger, consolidation or similar transaction, the stockholders of the Company immediately prior thereto do not Own, directly or indirectly, either (A) outstanding voting securities representing more than fifty percent (50%) of the combined outstanding voting power of the surviving Entity in such merger, consolidation or similar transaction or (B) more than fifty percent (50%) of the combined outstanding voting power of the parent of the surviving Entity in such merger, consolidation or similar transaction, in each case in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such transaction;

(iii) there is consummated a sale, lease, exclusive license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries, other than a sale, lease, license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries to an Entity, more than fifty percent (50%) of the combined voting power of the voting securities of which are Owned by stockholders of the Company in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such sale, lease, license or other disposition; or

(iv) individuals who, on the date the Plan is adopted by the Board, are members of the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the members of the Board; provided, however, that if the appointment or election (or nomination for election) of any new Board member was approved or recommended by a majority vote of the members of the Incumbent Board then still in office, such new member will, for purposes of this Plan, be considered as a member of the Incumbent Board.

Notwithstanding the foregoing definition or any other provision of this Plan, (A) the term Change in Control will not include a sale of assets, merger or other transaction effected exclusively for the purpose of changing the domicile of the Company, and (B) the definition of Change in Control (or any analogous term) in an individual written agreement between the Company or any Affiliate and the Participant will supersede the foregoing definition with respect to Awards subject to such agreement; provided, however, that if no definition of Change in Control or any analogous term is set forth in such an individual written agreement, the foregoing definition will apply.

(h) “Code” means the Internal Revenue Code of 1986, as amended, including any applicable regulations and guidance thereunder.

(i) “Committee” means a committee of one (1) or more Directors to whom authority has been delegated by the Board in accordance with Section 2(c).

(j) “Common Stock” means the common stock of the Company.

(k) “Company” means Retrophin, Inc., a Delaware corporation.

(l) “Consultant” means any person, including an advisor, who is (i) engaged by the Company or an Affiliate to render consulting or advisory services and is compensated for such services, or (ii) serving as a member of the board of directors of an Affiliate and is compensated for such services. However, service solely as a Director, or payment of a fee for such service, will not cause a Director to be considered a “Consultant” for purposes of the Plan. Notwithstanding the foregoing, a person is treated as a Consultant under this Plan only if a Form S-8 Registration Statement under the Securities Act is available to register either the offer or the sale of the Company’s securities to such person.

(m) “Continuous Service” means that the Participant’s service with the Company or an Affiliate, whether as an Employee, Director or Consultant, is not interrupted or terminated. A change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee, Director or Consultant or a change in the Entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant’s service with the Company or an Affiliate, will not terminate a Participant’s Continuous Service; provided, however, that if the Entity for which a Participant is rendering services ceases to qualify as an Affiliate, as determined by the Board, in its sole discretion, such Participant’s Continuous Service will be considered to have terminated on the date such Entity ceases to qualify as an Affiliate. For example, a change in status from an Employee of the Company to a Consultant of an Affiliate or to a Director will not constitute an interruption of Continuous Service. To the extent permitted by law, the Board or the chief executive officer of the Company, in that party’s sole discretion, may determine whether Continuous Service will be considered interrupted in the case of (i) any leave of absence approved by the Board or chief executive officer, including sick leave, military leave or any other personal leave, or (ii) transfers between the Company, an Affiliate, or their successors. Notwithstanding the foregoing, a leave of absence will be treated as Continuous Service for purposes of vesting in a Stock Award only to such extent as may be provided in the Company’s leave of absence policy, in the written terms of any leave of absence agreement or policy applicable to the Participant, or as otherwise required by law.

(n) “Corporate Transaction” means the consummation, in a single transaction or in a series of related transactions, of any one or more of the following events:

(i) a sale or other disposition of all or substantially all, as determined by the Board, in its sole discretion, of the consolidated assets of the Company and its Subsidiaries;

(ii) a sale or other disposition of at least ninety percent (90%) of the outstanding securities of the Company;

(iii) a merger, consolidation or similar transaction following which the Company is not the surviving corporation; or

(iv) a merger, consolidation or similar transaction following which the Company is the surviving corporation but the shares of Common Stock outstanding immediately preceding the merger, consolidation or similar transaction are converted or exchanged by virtue of the merger, consolidation or similar transaction into other property, whether in the form of securities, cash or otherwise.

(o) “Covered Employee” will have the meaning provided in Section 162(m)(3) of the Code.

(p) “Director” means a member of the Board.

(q) “Disability” means, with respect to a Participant, the inability of such Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or that has lasted or can be expected to last for a continuous period of not less than twelve (12) months, as provided in Sections 22(e)(3) and 409A(a)(2)(c)(i) of the Code, and will be determined by the Board on the basis of such medical evidence as the Board deems warranted under the circumstances.

(r) “Dissolution” means when the Company, after having executed a certificate of dissolution with the State of Delaware, has completely wound up its affairs. Conversion of the Company into a Limited Liability Company (or any other pass- through entity) will not be considered a “Dissolution” for purposes of the Plan.

(s) “Effective Date” means the effective date of this Plan document, which is the date of the annual meeting of stockholders of the Company held in calendar year 2015 provided the Plan is approved by the Company’s stockholders at such meeting.

(t) “Employee” means any person employed by the Company or an Affiliate. However, service solely as a Director, or payment of a fee for such services, will not cause a Director to be considered an “Employee” for purposes of the Plan.

(u) “Entity” means a corporation, partnership, limited liability company or other entity.

(v) “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

(w) “Exchange Act Person” means any natural person, Entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act), except that “Exchange Act Person” will not include (i) the Company or any Subsidiary of the Company, (ii) any employee benefit plan of the Company or any Subsidiary of the Company or any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Subsidiary of the Company, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities, (iv) an Entity Owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their Ownership of stock of the Company; or (v) any natural person, Entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act) that, as of the Effective Date, is the Owner, directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the combined voting power of the Company’s then outstanding securities.

(x) “Fair Market Value” means, as of any date, the value of the Common Stock determined as follows:

(i) If the Common Stock is listed on any established stock exchange or traded on any established market, the Fair Market Value of a share of Common Stock will be,

unless otherwise determined by the Board, the closing sales price for such stock as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the Common Stock) on the date of determination, as reported in a source the Board deems reliable.

(ii) Unless otherwise provided by the Board, if there is no closing sales price for the Common Stock on the date of determination, then the Fair Market Value will be the closing selling price on the last preceding date for which such quotation exists.

(iii) In the absence of such markets for the Common Stock, the Fair Market Value will be determined by the Board in good faith and in a manner that complies with Sections 409A and 422 of the Code.

(y) “Full Value Award” means a Stock Award that is not an Option or SAR with respect to which the exercise or strike price is at least one hundred percent (100%) of the Fair Market Value of the Common Stock subject to the Option or SAR on the date of grant.

(z) “Incentive Stock Option” means an option granted pursuant to Section 5 that is intended to be, and that qualifies as, an “incentive stock option” within the meaning of Section 422 of the Code.

(aa) “Non-Employee Director” means a Director who either (i) is not a current employee or officer of the Company or an Affiliate, does not receive compensation, either directly or indirectly, from the Company or an Affiliate for services rendered as a consultant or in any capacity other than as a Director (except for an amount as to which disclosure would not be required under Item 404(a) of Regulation S-K promulgated pursuant to the Securities Act (“Regulation S-K”)), does not possess an interest in any other transaction for which disclosure would be required under Item 404(a) of Regulation S-K, and is not engaged in a business relationship for which disclosure would be required pursuant to Item 404(b) of Regulation S-K; or (ii) is otherwise considered a “non-employee director” for purposes of Rule 16b-3.

(bb) “Nonstatutory Stock Option” means any option granted pursuant to Section 5 that does not qualify as an Incentive Stock Option.

(cc) “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act.

(dd) “Option” means an Incentive Stock Option or a Nonstatutory Stock Option to purchase shares of Common Stock granted pursuant to the Plan.

(ee) “Option Agreement” means a written agreement between the Company and an Optionholder evidencing the terms and conditions of an Option grant. Each Option Agreement will be subject to the terms and conditions of the Plan.

(ff) “Optionholder” means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.

(gg) “Other Stock Award” means an award based in whole or in part by reference to the Common Stock which is granted pursuant to the terms and conditions of Section 6(d).

(hh) “Other Stock Award Agreement” means a written agreement between the Company and a holder of an Other Stock Award evidencing the terms and conditions of an Other Stock Award grant. Each Other Stock Award Agreement will be subject to the terms and conditions of the Plan.

(ii) “Outside Director” means a Director who either (i) is not a current employee of the Company or an “affiliated corporation” (within the meaning of Treasury Regulations promulgated under Section 162(m) of the Code), is not a former employee of the Company or an “affiliated corporation” who receives compensation for prior services (other than benefits under a tax-qualified retirement plan) during the taxable year, has not been an officer of the Company or an “affiliated corporation,” and does not receive remuneration from the Company or an “affiliated corporation,” either directly or indirectly, in any capacity other than as a Director, or (ii) is otherwise considered an “outside director” for purposes of Section 162(m) of the Code.

(jj) “Own,” “Owned,” “Owner,” “Ownership” A person or Entity will be deemed to “Own,” to have “Owned,” to be the “Owner” of, or to have acquired “Ownership” of securities if such person or Entity, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares voting power, which includes the power to vote or to direct the voting, with respect to such securities.

(kk) “Participant” means a person to whom an Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Stock Award.

(ll) “Performance Cash Award” means an award of cash granted pursuant to the terms and conditions of Section 6(c)(ii).

(mm) “Performance Criteria” means the one or more criteria that the Board will select for purposes of establishing the Performance Goals for a Performance Period. The Performance Criteria that will be used to establish such Performance Goals may be based on any one of, or combination of, the following as determined by the Board: (1) earnings (including earnings per share and net earnings); (2) earnings before interest, taxes and depreciation; (3) earnings before interest, taxes, depreciation and amortization; (4) total stockholder return; (5) return on equity or average stockholder’s equity; (6) return on assets, investment, or capital employed; (7) stock price; (8) margin (including gross margin); (9) income (before or after taxes); (10) operating income; (11) operating income after taxes; (12) pre-tax profit; (13) operating cash flow; (14) sales or revenue targets; (15) increases in revenue or product revenue; (16) expenses and cost reduction goals; (17) improvement in or attainment of working capital levels; (18) economic value added (or an equivalent metric); (19) market share; (20) cash flow; (21) cash flow per share; (22) share price performance; (23) debt reduction; (24) implementation or completion of projects or processes; (25) customer satisfaction; (26) stockholders’ equity; (27) capital expenditures; (28) debt levels; (29) operating profit or net operating profit; (30) workforce diversity; (31) growth of net income or operating income; (32) billings; (33) pre-clinical development related compound goals; (34) financing; (35) regulatory milestones, including approval of a compound; (36) stockholder liquidity; (37) corporate governance and compliance; (38) product commercialization; (39) intellectual property; (40) personnel matters;

(41) progress of internal research or clinical programs; (42) progress of partnered programs; (43) implementation or completion of projects and processes; (44) partner satisfaction; (45) budget management; (46) clinical achievements; (47) completing phases of a clinical study (including the treatment phase); (48) announcing or presenting preliminary or final data from clinical studies; in each case, whether on particular timelines or generally; (49) timely completion of clinical trials; (50) submission of INDs and NDAs and other regulatory achievements; (51) partner or collaborator achievements; (52) internal controls, including those related to the Sarbanes-Oxley Act of 2002; (53) research progress, including the development of programs; (54) investor relations, analysts and communication; (55) manufacturing achievements (including obtaining particular yields from manufacturing runs and other measurable objectives related to process development activities); (56) strategic partnerships or transactions (including in-licensing and out-licensing of intellectual property; (57) establishing relationships with commercial entities with respect to the marketing, distribution and sale of the Company’s products (including with group purchasing organizations, distributors and other vendors); (58) supply chain achievements (including establishing relationships with manufacturers or suppliers of active pharmaceutical ingredients and other component materials and manufacturers of the Company’s products); (59) co-development, co-marketing, profit sharing, joint venture or other similar arrangements; and (60) to the extent that an Award is not intended to comply with Section 162(m) of the Code, other measures of performance selected by the Board.

(nn) “Performance Goals” means, for a Performance Period, the one or more goals established by the Board for the Performance Period based upon the Performance Criteria. Performance Goals may be based on a Company-wide basis, with respect to one or more business units, divisions, Affiliates, or business segments, and in either absolute terms or relative to the performance of one or more comparable companies or the performance of one or more relevant indices. Unless specified otherwise by the Board (i) in the Award Agreement at the time the Award is granted or (ii) in such other document setting forth the Performance Goals at the time the Performance Goals are established, the Board will appropriately make adjustments in the method of calculating the attainment of Performance Goals for a Performance Period as follows: (1) to exclude restructuring and/or other nonrecurring charges; (2) to exclude exchange rate effects; (3) to exclude the effects of changes to generally accepted accounting principles; (4) to exclude the effects of any statutory adjustments to corporate tax rates; (5) to exclude the effects of any “extraordinary items” as determined under generally accepted accounting principles; (6) to exclude the dilutive effects of acquisitions or joint ventures; (7) to assume that any business divested by the Company achieved performance objectives at targeted levels during the balance of a Performance Period following such divestiture; (8) to exclude the effect of any change in the outstanding shares of common stock of the Company by reason of any stock dividend or split, stock repurchase, reorganization, recapitalization, merger, consolidation, spin-off, combination or exchange of shares or other similar corporate change, or any distributions to common stockholders other than regular cash dividends; (9) to exclude the effects of stock based compensation and the award of bonuses under the Company’s bonus plans; (10) to exclude costs incurred in connection with potential acquisitions or divestitures that are required to be expensed under generally accepted accounting principles; (11) to exclude the goodwill and intangible asset impairment charges that are required to be recorded under generally accepted accounting principles and (12) to exclude the effect of any other unusual, non-recurring gain or loss or other extraordinary item.

(oo) “Performance Period” means the period of time selected by the Board over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to and the payment of a Stock Award or a Performance Cash Award. Performance Periods may be of varying and overlapping duration, at the sole discretion of the Board.

(pp) “Performance Stock Award” means a Stock Award granted under the terms and conditions of Section 6(c)(i).

(qq) “Plan” means this Retrophin, Inc. 2015 Equity Incentive Plan, as it may be amended from time to time.

(rr) “Restricted Stock Award” means an award of shares of Common Stock which is granted pursuant to the terms and conditions of Section 6(a).

(ss) “Restricted Stock Award Agreement” means a written agreement between the Company and a holder of a Restricted Stock Award evidencing the terms and conditions of a Restricted Stock Award grant. Each Restricted Stock Award Agreement will be subject to the terms and conditions of the Plan.

(tt) “Restricted Stock Unit Award” means a right to receive shares of Common Stock which is granted pursuant to the terms and conditions of Section 6(b).

(uu) “Restricted Stock Unit Award Agreement” means a written agreement between the Company and a holder of a Restricted Stock Unit Award evidencing the terms and conditions of a Restricted Stock Unit Award grant. Each Restricted Stock Unit Award Agreement will be subject to the terms and conditions of the Plan.

(vv) “Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.

(ww) “Rule 405” means Rule 405 promulgated under the Securities Act.

(xx) “Rule 701” means Rule 701 promulgated under the Securities Act.

(yy) “Securities Act” means the Securities Act of 1933, as amended.

(zz) “Stock Appreciation Right” or “SAR” means a right to receive the appreciation on Common Stock that is granted pursuant to the terms and conditions of Section 5.

(aaa) “Stock Appreciation Right Agreement” means a written agreement between the Company and a holder of a Stock Appreciation Right evidencing the terms and conditions of a Stock Appreciation Right grant. Each Stock Appreciation Right Agreement will be subject to the terms and conditions of the Plan.

(bbb) “Stock Award” means any right to receive Common Stock granted under the Plan, including an Incentive Stock Option, a Nonstatutory Stock Option, a Restricted

Stock Award, a Restricted Stock Unit Award, a Stock Appreciation Right, a Performance Stock Award or any Other Stock Award.

(ccc) “Stock Award Agreement” means a written agreement between the Company and a Participant evidencing the terms and conditions of a Stock Award grant. Each Stock Award Agreement will be subject to the terms and conditions of the Plan.

(ddd) “Subsidiary” means, with respect to the Company, (i) any corporation of which more than fifty percent (50%) of the outstanding capital stock having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether, at the time, stock of any other class or classes of such corporation will have or might have voting power by reason of the happening of any contingency) is at the time, directly or indirectly, Owned by the Company, and (ii) any partnership, limited liability company or other entity in which the Company has a direct or indirect interest (whether in the form of voting or participation in profits or capital contribution) of more than fifty percent (50%).

(eee) “Ten Percent Stockholder” means a person who Owns (or is deemed to Own pursuant to Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Affiliate.

(fff) “Transaction” means a Corporate Transaction or a Change in Control.

Appendix B

CERTIFICATE OF AMENDMENT

OF

CERTIFICATE OF INCORPORATION

OF RETROPHIN, INC.

Retrophin, Inc. (the “Corporation”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, DOES HEREBY CERTIFY:

FIRST: Article V of the Certificate of Incorporation of the Corporation, as heretofore amended, is hereby amended to add the following new Section 5.04 immediately following existing Section 5.03 thereof:

“Section 5.04 Limitation of Liability of Directors. A Director of the Corporation shall not be liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a Director, except to the extent such exemption from liability or limitation thereof is not permitted under the General Corporation Law of the State of Delaware as the same exists or may hereafter be amended. Any amendment, modification or repeal of the foregoing sentence shall not adversely affect any right or protection of a Director of the Corporation hereunder in respect of any act or omission occurring prior to the time of such amendment, modification or repeal.”

SECOND: The Board of Directors of the Corporation has adopted a resolution approving and declaring advisable the amendment set forth herein in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

THIRD: The stockholders of the Corporation duly adopted the amendment set forth herein in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

FOURTH: The foregoing amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

[Remainder of Page Intentionally Left Blank]

B-1

IN WITNESS WHEREOF, the undersigned has caused this Certificate of Amendment to be executed by its duly authorized officer on this      day of             , 2015.

Retrophin, Inc.

By:
Name:

B-2

Appendix C

AMENDED AND RESTATED BYLAWS

OF

RETROPHIN, INC.

ARTICLE I

OFFICES

1.1 Registered Office. The registered office shall be in the National Registered Agents, 160 Greentree Dr., Suite 101 in the City of Dover, County of Kent.

1.2 Offices. The principal office of the Corporation in the State of Delaware shall be located at such place as the Board of Directors may from time to time determine. The Corporation may have such other offices, either within or without the State of Delaware, as the Board of Directors may designate or as the business of the Corporation may require from time to time. The registered office of the Corporation as required by the Delaware Corporation Act to be maintained in the State of Delaware, may be, but is not required to be identical to the principal office and the address of the registered agent may be changed from time to time by the Board of Directors.

ARTICLE II

MEETINGS OF STOCKHOLDERS

2.1 Location. All meetings of the stockholders for the election of directors shall be held within or without the state of Delaware at such place as may be fixed from time to time by the Board of Directors, or at such other place either within or without the State of Delaware as shall be designated from time to time by the Board of Directors and stated in the notice of the meeting; provided, however, that the Board of Directors may, in its sole discretion, determine that the meeting shall not be held at any place, but may instead be held solely by means of remote communication as authorized by the General Corporation Law of the State of Delaware (the “DGCL”). Meetings of stockholders for any other purpose may be held at such time and place, if any, within or without the State of Delaware, as shall be stated in the notice of the meeting or in a duly executed waiver of notice thereof, or a waiver by electronic transmission by the person entitled to notice.

2.2 Timing. Annual meetings of stockholders~~, commencing with the year 2008,~~ shall be held at such date and time as shall be designated from time to time by the Board of Directors and stated in the notice of the meeting, at which they shall elect by a plurality vote a Board of Directors, and transact such other business as may properly be brought before the meeting, subject to Section 2.5 of these bylaws.

2.3 Notice of Meeting. ~~Written~~Except as otherwise provided by law, notice of any stockholder meeting ~~stating~~, annual or special, shall be given to each stockholder entitled to vote at such meeting as of the record date for determining the stockholders entitled to notice of the meeting not fewer than ten (10) nor more than sixty (60) days before the date of the meeting. Without limiting the manner by which notice otherwise may be given to stockholders, any notice shall be effective if given by a form of electronic transmission consented to (in a manner consistent with the DGCL) by the stockholder to whom the notice is given. The notice of any meeting of stockholders shall state the place, if any, date and hour of the meeting, the means of remote communication, if any, by which stockholders and proxyholders may be deemed to be present in person and vote at such meeting, ~~shall be given to each stockholder entitled to vote at such meeting not fewer than ten (10) nor more than sixty (60) days before the date of the meeting~~the record date for determining the stockholders entitled to vote at the meeting (if such date is different from the record date for stockholders entitled to notice of the meeting), and, in the case of a special meeting, the purpose or purposes for which the meeting is called. If notice is given by mail, such notice shall be deemed given when deposited in the United States mail, postage prepaid, directed to the stockholder at such stockholder’s address as it appears on the records of the corporation. If notice is given by electronic transmission, such notice shall be deemed given at the time specified in Section 232 of the DGCL.

2.4 Stockholders Records. The officer who has charge of the stock ledger of the corporation shall prepare and make, at least ten (10) days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address (but not the electronic address or other electronic contact information) of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting for a period of at least ten (10) days prior to the meeting: (i) on a reasonably accessible electronic network, provided that the information required to gain access to such list is provided with the notice of the meeting, or (ii) during ordinary business hours, at the principal place of business of the corporation. In the event that the corporation determines to make the list available on an electronic network, the corporation may take reasonable steps to ensure that such information is available only to stockholders of the corporation. The stockholder shall bear the cost for all copies. If the meeting is to be held at a place, then the list shall be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present. If the meeting is to be held solely by means of remote communication, then the list shall also be open to the examination of any stockholder during the whole time of the meeting on a reasonably accessible electronic network, and the information required to access such list shall be provided with the notice of the meeting.

2.5 Annual Meetings.

(a) Nominations of persons for election to the Board of Directors of the corporation and the proposal of business to be considered by the stockholders may be made at an annual meeting of stockholders: (i) pursuant to the corporation’s notice of meeting of stockholders (with respect to business other than nominations); (ii) if brought specifically by or at the direction of the Board of Directors; or (iii) by any stockholder of the corporation who was a stockholder of record at the time of giving the stockholder’s notice provided for in Section 2.5(b) below, who is entitled to vote at the meeting and who complied with the notice procedures set forth in this Section 2.5. For the avoidance of doubt, clause (iii) above shall be the exclusive means for a stockholder to make nominations and submit other business (other than matters properly included in the corporation’s notice of meeting of stockholders and proxy statement under Rule 14a-8 under the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder (the “1934 Act”)) before an annual meeting of stockholders.

(b) At an annual meeting of the stockholders, only such business shall be conducted as is a proper matter for stockholder action under Delaware law and as shall have been properly brought before the meeting.

(1) For nominations for the election to the Board of Directors to be properly brought before an annual meeting by a stockholder pursuant to clause (iii) of Section 2.5(a) of these bylaws, the stockholder must deliver written notice to the Secretary at the principal executive offices of the corporation on a timely basis as set forth in Section 2.5(b)(3) and must update and supplement such written notice on a timely basis as set forth in Section 2.5(c). Such stockholder’s notice shall set forth: (A) as to each nominee such stockholder proposes to nominate at the meeting: (1) the name, age, business address and residence address of such nominee, (2) the principal occupation or employment of such nominee, (3) the class and number of shares of each class of capital stock of the corporation which are owned of record and beneficially by such nominee, (4) the date or dates on which such shares were acquired and the investment intent of such acquisition, (5) such other information concerning such nominee as would be required to be disclosed in a proxy statement soliciting proxies for the election of such nominee as a director in an election contest (even if an election contest is not involved), or that is otherwise required to be disclosed pursuant to Section 14 of the 1934 Act and the rules and regulations promulgated thereunder (including such person’s written consent to being named as a nominee and to serving as a director if elected); and (B) the information required by Section 2.5(b)(4). The corporation may require any proposed nominee to furnish such other information as it may reasonably require to determine the eligibility of such proposed nominee to serve as an independent director of the corporation or that could be material to a reasonable stockholder’s understanding of the independence, or lack thereof, of such proposed nominee.

(2) Other than proposals sought to be included in the corporation’s proxy materials pursuant to Rule 14a-8 under the 1934 Act, for business other than nominations for the election to the Board of Directors to be properly brought before an annual meeting by a stockholder pursuant to clause (iii) of Section 2.5(a) of these bylaws, the stockholder must deliver written notice to the Secretary at the principal executive offices of the corporation on a timely basis as set forth in Section 2.5(b)(3), and must update and supplement such written notice on a timely basis as set forth in Section 2.5(c). Such stockholder’s notice shall set forth: (A) as to each matter such stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting as well as the text of the proposal or business (including the text of any resolutions proposed for consideration and in the event that such business includes a proposal to amend the bylaws of the corporation, the language of the proposed amendment), the reasons for conducting such business at the meeting, and any material interest (including any anticipated benefit of such business to any Proponent (as defined below) other than solely as a result of its ownership of the corporation’s capital stock, that is material to any Proponent individually, or to the Proponents in the aggregate) in such business of any Proponent; and (B) the information required by Section 2.5(b)(4).

(3) To be timely, the written notice required by Section 2.5(b)(1) or 2.5(b)(2) must be received by the Secretary at the principal executive offices of the corporation not later than the close of business on the ninetieth (90th) day nor earlier than the close of business on the one hundred twentieth (120th) day prior to the first anniversary of the preceding year’s annual meeting; provided, however, that, subject to the last sentence of this Section 2.5(b)(3), in the event that the date of the annual meeting is advanced more than thirty (30) days prior to or delayed by more than seventy (70) days after the anniversary of the preceding year’s annual meeting, notice by the stockholder to be timely must be so received not earlier than the close of business on the one hundred twentieth (120th) day prior to such annual meeting and not later than the close of business on the later of the ninetieth (90th) day prior to such annual meeting or the tenth (10th) day following the day on which public announcement of the date of such meeting is first made. In no event shall an adjournment or a postponement of an annual meeting for which notice has been given, or the public announcement thereof has been made, commence a new time period for the giving of a stockholder’s notice as described above.

(4) The written notice required by Section 2.5(b)(1) or 2.5(b)(2) shall also set forth, as of the date of the notice and as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (each, a “Proponent” and collectively, the “Proponents”): (A) the name and address of each Proponent, as they appear on the corporation’s books; (B) the class, series and number of shares of the corporation that are owned beneficially and of record by each Proponent; (C) a description of any agreement, arrangement or understanding (whether oral or in writing) with respect to such nomination or proposal between or among any Proponent and any of its affiliates or associates, and any others (including their names) acting in concert, or otherwise under the agreement, arrangement or understanding, with any of the foregoing; (D) a representation that the Proponents are holders of record or beneficial owners, as the case may be, of shares of the corporation entitled to vote at the meeting and intend to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice (with respect to a notice under Section 2.5(b)(1)) or to propose the business that is specified in the notice (with respect to a notice under Section 2.5(b)(2)); (E) a representation as to whether the Proponents intend to deliver a proxy statement and form of proxy to holders of a sufficient number of holders of the corporation’s voting shares to elect such nominee or nominees (with respect to a notice under Section 2.5(b)(1)) or to carry such proposal (with respect to a notice under Section 2.5(b)(2)); (F) to the extent known by any Proponent, the name and address of any other stockholder supporting any nomination or proposal specified in the notice given under Section 2.5(b)(1) and/or Section 2.5(b)(2), as the case may be, on the date of such notice; and (G) a description of all Derivative Transactions (as defined below) by each Proponent during the previous twelve (12) month period, including the date of the transactions and the class, series and number of securities involved in, and the material economic terms of, such Derivative Transactions.

A “Derivative Transaction” means any agreement, arrangement, interest or understanding entered into by, or on behalf or for the benefit of, any Proponent or any of its affiliates or associates, whether record or beneficial:

(w) the value of which is derived in whole or in part from the value of any class or series of shares or other securities of the corporation,

(x) which otherwise provides any direct or indirect opportunity to gain or share in any gain derived from a change in the value of securities of the corporation,

(y) the effect or intent of which is to mitigate loss, manage risk or benefit of security value or price changes, or

(z) which provides the right to vote or increase or decrease the voting power of, such Proponent, or any of its affiliates or associates, with respect to any securities of the corporation,

which agreement, arrangement, interest or understanding may include, without limitation, any option, warrant, debt position, note, bond, convertible security, swap, stock appreciation right, short position, profit interest, hedge, right to dividends, voting agreement, performance-related fee or arrangement to borrow or lend shares (whether or not subject to payment, settlement, exercise or conversion in any such class or series), and any proportionate interest of such Proponent in the securities of the corporation held by any general or limited partnership, or any limited liability company, of which such Proponent is, directly or indirectly, a general partner or managing member.

(c) A stockholder providing written notice required by Section 2.5(b)(1) or 2.5(b)(2) shall update and supplement such notice in writing, if necessary, so that the information provided or required to be provided in such notice is true and correct in all material respects as of (i) the record date for determining stockholders entitled to notice of the meeting and (ii) the date that is five (5) business days prior to the meeting and, in the event of any adjournment or postponement thereof, five (5) business days prior to such adjourned or postponed meeting. In the case of an update and supplement pursuant to clause (i) of this Section 2.5(c), such update and supplement shall be received by the Secretary at the principal executive offices of the corporation not later than five (5) business days after the record date for determining stockholders entitled to notice of the meeting. In the case of an update and supplement pursuant to clause (ii) of this Section 2.5(c), such update and supplement shall be received by the Secretary at the principal executive offices of the corporation not later than two (2) business days prior to the date for the meeting, and, in the event of any adjournment or postponement thereof, two (2) business days prior to such adjourned or postponed meeting.

(d) Notwithstanding anything in Section 2.5(b)(3) to the contrary, in the event that the number of directors of the Board of Directors of the corporation is increased and there is no public announcement of the appointment of a director, or, if no appointment was made, of the vacancy, made by the corporation at least ten (10) days before the last day a stockholder may deliver a notice of nomination in accordance with Section 2.5(b)(3), a stockholder’s notice required by this Section 2.5 and which complies with the requirements in Section 2.5(b)(1), other than the timing requirements in Section 2.5(b)(3), shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be received by the Secretary at the principal executive offices of the corporation not later than the close of business on the tenth (10th) day following the day on which such public announcement is first made by the corporation.

(e) A person shall not be eligible for election or re-election as a director unless the person is nominated either in accordance with clause (ii) of Section 2.5(a), or in accordance with clause (iii) of Section 2.5(a). Except as otherwise required by law, the chairman of the meeting shall have the power and duty to determine whether a nomination or any business proposed to be brought before the meeting was made, or proposed, as the case may be, in accordance with the procedures set forth in these bylaws and, if any proposed nomination or business is not in compliance with these bylaws, or the Proponent does not act in accordance with the representations in Sections 2.5(b)(4)(D) and 2.5(b)(4)(E), to declare that such proposal or nomination shall not be presented for stockholder action at the meeting and shall be disregarded, notwithstanding that proxies in respect of such nominations or such business may have been solicited or received.

(f) Notwithstanding the foregoing provisions of this Section 2.5, in order to include information with respect to a stockholder proposal in the proxy statement and form of proxy for a stockholders’ meeting, a stockholder must also comply with all applicable requirements of the 1934 Act and the rules and regulations thereunder. Nothing in these bylaws shall be deemed to affect any rights of stockholders to request inclusion of proposals in the corporation’s proxy statement pursuant to Rule 14a-8 under the 1934 Act; provided, however, that any references in these bylaws to the 1934 Act or the rules and regulations thereunder are not intended to and shall not limit the requirements applicable to proposals and/or nominations to be considered pursuant to Section 2.5(a)(iii) of these bylaws.

(g) A “public announcement” shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or comparable national news service or in a document publicly filed by the corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the 1934 Act; and “affiliates” and “associates” shall have the meanings set forth in Rule 405 under the Securities Act of 1933, as amended.

2.6 Special Meetings.

(a) ~~2.5~~ Special ~~Meetings. Special meetings of the stockholders, for any purpose or purposes, unless otherwise prescribed by statute or by the certificate of incorporation, may be called by the president and shall be called by the president or secretary at the request in writing of a majority of the Board of Directors, or at the request in writing of stockholders owning at least 50% in amount of the entire capital stock of the corporation issued and outstanding and entitled to vote. Such request shall state the purpose or purposes of the proposed meeting.~~meetings of the stockholders of the corporation (i) may be called, for any purpose as is a proper matter for stockholder action under Delaware law, by (A) the Chairman of the Board of Directors, (B) the Chief Executive Officer, or (C) the Board of Directors pursuant to a resolution adopted by a majority of the total number of authorized directors (whether or not there exist any vacancies in previously authorized directorships at the time any such resolution is presented to the Board of Directors for adoption), and (ii) shall be called for any purpose as is a proper matter for stockholder action under Delaware law, by the Secretary of the corporation upon the request of stockholders of record entitled to cast not less than fifty percent (50%) of the outstanding votes entitled to be cast at such special meeting as of the date of delivery of such request, provided that such request is in compliance with the requirements of Section 2.6(b) hereof (“Stockholder-Requested Meeting”). A request to call a special meeting pursuant to Section 2.6(a)(ii) shall not be valid unless made in accordance with the requirements and procedures set forth in this

Section 2.6. Except as may otherwise be required by law, the Board of Directors shall determine, in its sole judgment, the validity of any request under Section 2.6(a)(ii), including whether such request was properly made in compliance with these bylaws.

~~2.6 Notice of Meeting. Written notice of a special meeting stating the place, date and hour of the meeting and the purpose or purposes for which the meeting is called, shall be given not fewer than ten (10) nor more than sixty (60) days before the date of the meeting, to each stockholder entitled to vote at such meeting. The means of remote communication, if any, by which stockholders and proxyholders may be deemed to be present in person and vote at such meeting shall also be provided in the notice. Notice of the Meeting is not required if a majority of the shares are in favor of a written consent.~~

~~2.7 Business Transacted at Special Meeting. Business transacted at any~~

(b) For a Stockholder-Requested Meeting, the request shall (i) be in writing, signed and dated by a stockholder of record, (ii) set forth the purpose of calling the special meeting and include the information required by the stockholder’s notice as set forth in Section 2.5(b)(1) and in Section 2.5(b)(2) (for the proposal of business other than nominations), (iii) not be an Excluded Request (as defined below), and (iv) be delivered personally or sent by certified or registered mail, return receipt requested, to the Secretary at the principal executive offices of the corporation. The stockholder shall also update and supplement such information as required under Section 2.5(c). If the Board of Directors determines that a request pursuant to Section 2.6(a)(ii) is valid, the Board of Directors shall determine the time and place, if any, of a Stockholder-Requested Meeting and shall set a record date for the determination of stockholders entitled to vote at such meeting. Following determination of the time and place, if any, of the meeting, the Secretary shall cause a notice of meeting to be given to the stockholders entitled to vote, in accordance with the provisions of Section 2.3 of these bylaws. No business may be transacted at a special meeting, including a Stockholder-Requested Meeting, otherwise than as specified in the notice of meeting. An “Excluded Request” shall mean a written request of a stockholder that relates to (A) the removal of any director, (B) the nomination for the election to the Board of Directors or appointment of any person to the Board of Directors, or (C) any other proposal of business (y) previously presented to stockholders at an annual or special meeting of stockholders held within the last twelve (12) months determined from the date such new written request is received by the corporation, or (z) to be transacted at an annual or special meeting of stockholders ~~shall be limited to the purposes stated in the notice.~~, the date of which meeting is within the next three (3) months from the date the written request is received.

2.7 ~~2.8~~ Quorum; Meeting Adjournment; Presence by Remote Means.

(a) Quorum; Meeting Adjournment. The holders of a majority of the stock issued and outstanding and entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum at all meetings of the stockholders for the transaction of business except as otherwise provided by ~~statute~~applicable law or by the certificate of incorporation. ~~If, however, such quorum shall not be present or represented at any meeting of the stockholders, the stockholders entitled to vote thereat, present in person or represented by proxy, shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present or represented.~~Any meeting of the stockholders, including one at which directors are to be elected, may be adjourned for such periods as the presiding officer of the meeting shall direct. At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted that might have been transacted at the meeting as originally notified. If the adjournment is for more than thirty (30) days, ~~or if after the adjournment a new record date is fixed for the adjourned meeting,~~ a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting. If after the adjournment a new record date for determination of stockholders entitled to vote is fixed for the adjourned meeting, the Board of Directors shall fix as the record date for determining stockholders entitled to notice of such adjourned meeting the same or an earlier date as that fixed for determination of stockholders entitled to vote at the adjourned meeting, and shall give notice of the adjourned meeting to each stockholder of record entitled to vote at such adjourned meeting as of the record date so fixed for notice of such adjourned meeting.

(b) Presence by Remote Means. If authorized by the Board of Directors in its sole discretion, and subject to such guidelines and procedures as the Board of Directors may adopt, stockholders and proxyholders not physically present at a meeting of stockholders may, by means of remote communication:

(1) participate in a meeting of stockholders; and

(2) be deemed present in person and vote at a meeting of stockholders whether such meeting is to be held at a designated place or solely by means of remote communication, provided that (i) the corporation shall implement reasonable measures to verify that each person deemed present and permitted to vote at the meeting by means of remote communication is a stockholder or proxyholder, (ii) the corporation shall implement reasonable measures to provide such stockholders and proxyholders a reasonable opportunity to participate in the meeting and to vote on matters submitted to the stockholders, including an opportunity to read or hear the proceedings of the meeting substantially concurrently with such proceedings, and (iii) if any stockholder or proxyholder votes or takes other action at the meeting by means of remote communication, a record of such vote or other action shall be maintained by the corporation.

2.8 ~~2.9~~ Voting Thresholds. When a quorum is present at any meeting, the vote of the holders of a majority of the stock having voting power present in person or represented by proxy shall decide any question brought before such meeting, unless the question is one upon which by express provision of the statutes or of the certificate of incorporation, a different vote is required, in which case such express provision shall govern and control the decision of such question.

2.9 ~~2.10~~ Number of Votes Per Share. Unless otherwise provided in the certificate of incorporation, each stockholder shall at every meeting of the stockholders be entitled to one vote by such stockholder or by proxy for each share of the capital stock having voting power held by such stockholder, but no proxy shall be voted on after three years from its date, unless the proxy provides for a longer period.

2.10 ~~2.11~~ Action by Written Consent of Stockholders; Electronic Consent; ~~Notice of Action~~Written Consent Record Date.

(a) Action by Written Consent of Stockholders. Unless otherwise provided by the certificate of incorporation, any action required or permitted to be taken at any annual or special meeting of the stockholders may be taken without a meeting, without prior notice and without a vote, if a consent in writing setting forth the action so taken, is signed ~~in a manner permitted by law by the holders of outstanding stock~~by holders of record on the record date established pursuant to Section 2.10(c) below (the “Written Consent Record Date”) of outstanding shares of the corporation having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. Written stockholder consents shall bear the date of signature of each stockholder who signs the consent in the manner permitted by law and shall be delivered to the corporation as provided in subsection (b) below. No written consent shall be effective to take the action set forth therein unless, within sixty (60) days of the earliest dated consent delivered to the corporation in the manner provided above, written consents signed by a sufficient number of stockholders to take the action set forth therein are delivered to the corporation in the manner provided above. Only stockholders of record on the Written Consent Record Date shall be entitled to consent to corporate action in writing without a meeting.

(b) Electronic Consent. A telegram, cablegram or other electronic transmission consenting to an action to be taken and transmitted by a stockholder or proxyholder, or a person or persons authorized to act for a stockholder or proxyholder, shall be deemed to be written, signed and dated for the purposes of this section, provided that any such telegram, cablegram or other electronic transmission sets forth or is delivered with information from which the corporation can determine (1) that the telegram, cablegram or other electronic transmission was transmitted by the stockholder or proxyholder or by a person or persons authorized to act for the stockholder or proxyholder and (2) the date on which such stockholder or proxyholder or authorized person or persons transmitted such telegram, cablegram or electronic transmission. The date on which such telegram, cablegram or electronic transmission is transmitted shall be deemed to be the date on which such consent was signed. No consent given by telegram, cablegram or other electronic transmission shall be deemed to have been delivered until such consent is reproduced in paper form and until such paper form is delivered to the corporation by delivery to its registered office in the State of Delaware, its principal place of business or an officer or agent of the corporation having custody of the book in which proceedings of meetings of stockholders are recorded. Delivery made to a corporation’s registered office shall be made by hand or by certified or registered mail, return receipt requested. Notwithstanding the foregoing limitations on delivery, consents given by telegram, cablegram or other electronic transmission may be otherwise delivered to the principal place of business of the corporation or to an officer or agent of the corporation having custody of the book in which proceedings of meetings of stockholders are recorded if, to the extent and in the manner provided by resolution of the Board of Directors of the corporation.

(c) Without qualification, any stockholder of record seeking to have the stockholders authorize or take any action by written consent shall first request in writing that the Board of Directors fix a Written Consent Record Date for the purpose of determining the stockholders entitled to take such action, which request shall be in proper form and delivered to, or mailed and received by, the Secretary of the corporation at the principal executive offices of the corporation. Within ten (10) days after receipt of a request in proper form and otherwise in compliance with this Section 2.10(c) from any such stockholder, the Board of Directors may adopt a resolution fixing a Written Consent Record Date for the purpose of determining the stockholders entitled to take such action, which date shall not be more than ten (10) days after the date upon which the resolution fixing the record date is adopted by the Board of Directors. If no resolution fixing a record date has been adopted by the Board of Directors within such ten (10) day period after the date on which such a request is received, (i) the Written Consent Record Date for determining stockholders entitled to consent to such action, when no prior action of the Board of Directors is required by applicable law, shall be the first date after the expiration of such ten (10) day period on which a signed written consents setting forth the action taken or proposed to be taken is delivered to the corporation in the manner provided in Section 228 of the DGCL, and (ii) the Written Consent Record Date for determining stockholders entitled to consent to such action, when prior action by the Board of Directors is required by applicable law, shall be at the close of business on the date on which the Board of Directors adopts the resolution taking such prior action.

(d) In the event of the delivery, in the manner provided by this Section 2.10 and applicable law, to the corporation of written consent or consents to take corporate action and/or any related revocation or revocations, the corporation shall engage an independent inspector for the purpose of performing promptly a ministerial review of the validity of the consents and revocations. For the purpose of permitting the inspector to perform such review, no action by written consent and without a meeting shall be effective until such inspector has completed its review, determined that the requisite number of valid and unrevoked consents delivered to the corporation in accordance with this Section 2.10 and applicable law have been obtained to authorize or take the action specified in the consents, and certified such determination for entry in the records of the corporation kept for the purpose of recording the proceedings of meetings of stockholders. Nothing contained in this Section 2.10(d) shall in any way be construed to suggest or imply that the Board of Directors or any stockholder shall not be entitled to contest the validity of any consent or revocation thereof, whether before or after such certification by the independent inspector, or to take any other action (including, without limitation, the commencement, prosecution or defense of any litigation with respect thereto, and the seeking of injunctive relief in such litigation).

ARTICLE III DIRECTORS

3.1 Authorized Directors. The number of directors that shall constitute the whole Board of Directors shall be determined by resolution of the Board of Directors or by the stockholders at the annual meeting of the stockholders, except as provided in Section 3.2 of this Article, and each director elected shall hold office until his successor is elected and qualified. Directors need not be stockholders.

3.2 Vacancies. Unless otherwise provided in the corporation’s certificate of incorporation, as it may be amended, vacancies and newly created directorships resulting from any increase in the authorized number of directors may be filled by a majority of the directors then in office, though less than a quorum, or by a sole remaining director, and the directors so chosen shall hold office until the next annual election and until their successors are duly elected and shall qualify, unless sooner displaced. If there are no directors in office, then an election of directors may be held in the manner provided by statute.

3.3 Board Authority. The business of the corporation shall be managed by or under the direction of its Board of Directors, which may exercise all such powers of the corporation and do all such lawful acts and things as are not by statute or by the certificate of incorporation or by these bylaws directed or required to be exercised or done by the stockholders.

3.4 Location of Meetings. The Board of Directors of the corporation may hold meetings, both regular and special, either within or without the State of Delaware.

~~3.5 First Meeting. The first meeting of each newly elected Board of Directors shall be held at such time and place as shall be fixed by the vote of the stockholders at the annual meeting and no notice of such meeting shall be necessary to the newly elected directors in order to legally constitute the meeting, provided a quorum shall be present. In the event of the failure of the stockholders to fix the time or place of such first meeting of the newly elected Board of Directors, or in the event such meeting is not held at the time and place so fixed by the stockholders, the meeting may be held at such time and place as shall be specified in a notice given as hereinafter provided for special meetings of the Board of Directors, or as shall be specified in a written waiver signed by all of the directors.~~

3.5 ~~3.6~~ Regular Meetings. Regular meetings of the Board of Directors may be held without notice at such time and at such place as shall from time to time be determined by the Board of Directors.

3.6 ~~3.7~~ Special Meetings. Special meetings of the Board of Directors may be called by the president upon notice to each director; special meetings shall be called by the president or secretary in like manner and on like notice on the written request of two (2) directors unless the Board of Directors consists of only one director, in which case special meetings shall be called by the president or secretary in like manner and on like notice on the written request of the sole director. Notice of any special meeting shall be given to each director at his business or residence in writing, or by telegram, facsimile transmission, telephone communication or electronic transmission (provided, with respect to electronic transmission, that the director has consented to receive the form of transmission at the address to which it is directed). If mailed, such notice shall be deemed adequately delivered when deposited in the United States mails so addressed, with postage thereon prepaid, at least five (5) days before such meeting. If by telegram, such notice shall be deemed adequately delivered when the telegram is delivered to the telegraph company at least twenty-four (24) hours before such meeting. If by facsimile transmission or other electronic transmission, such notice shall be transmitted at least twenty-four (24) hours before such meeting. If by telephone, the notice shall be given at least twelve (12) hours prior to the time set for the meeting. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the Board of Directors need be specified in the notice of such meeting, except for amendments to these ~~Bylaws~~bylaws as provided under ~~Section 8.1 of~~ Article VIII hereof. A meeting may be held at any time without notice if all the directors are present (except as otherwise provided by law) or if those not present waive notice of the meeting in writing, either before or after such meeting.

3.7 ~~3.8~~ Quorum. At all meetings of the Board of Directors a majority of the directors shall constitute a quorum for the transaction of business and any act of a majority of the directors present at any meeting at which there is a quorum shall be an act of the Board of Directors, except as may be otherwise specifically provided by statute or by the certificate of incorporation. If a quorum is not present at any meeting of the Board of Directors, the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present.

3.8 ~~3.9~~ Action Without a Meeting. Unless otherwise restricted by the certificate of incorporation or these bylaws, any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting if all members of the Board of Directors or committee, as the case may be, consent thereto in writing or by electronic transmission, and the writing, writings, electronic transmission or transmissions are filed with the minutes of proceedings of the Board of Directors or committee.

3.9 ~~3.10~~ Telephonic Meetings. Unless otherwise restricted by the certificate of incorporation or these bylaws, members of the Board of Directors or any committee designated by the Board of Directors may participate in a meeting of the Board of Directors or any committee, by means of conference telephone or other means of communication by which all persons participating in the meeting can hear each other, and such participation shall constitute presence in person at the meeting.

3.10 ~~3.11~~ Committees. The Board of Directors may designate one or more committees, each committee to consist of one or more of the directors of the corporation. The Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee.

In the absence or disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or she or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member.

Any such committee, to the extent provided in the resolution of the Board of Directors, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the corporation, and may authorize the seal of the corporation to be affixed to all papers which may require it, but no such committee shall have the power or authority in reference to the following matters: (i) approving or adopting, or recommending to the stockholders, any action or matter expressly required by the DGCL to be submitted to stockholders for approval or (ii) adopting, amending or repealing any provision of these bylaws.

3.11 ~~3.12~~ Minutes of Meetings. Each committee shall keep regular minutes of its meetings and report the same to the Board of Directors when required.

3.12 ~~3.13~~ Compensation of Directors. Unless otherwise restricted by the certificate of incorporation or these bylaws, the Board of Directors shall have the authority to fix the compensation of directors. The directors may be paid their expenses, if any, of attendance at each meeting of the Board of Directors and may be paid a fixed sum for attendance at each meeting of the Board of Directors or a stated salary as director. No such payment shall preclude any director from serving the corporation in any other capacity and receiving compensation therefor. Members of special or standing committees may be allowed like compensation for attending committee meetings.

3.13 ~~3.14~~ Removal of Directors. Unless otherwise provided by the certificate of incorporation or these bylaws, any director or the entire Board of Directors may be removed, with or without cause, by the holders of a majority of shares entitled to vote at an election of directors.

ARTICLE IV NOTICES

4.1 Notice. Unless otherwise provided in these bylaws, whenever, under the provisions of the statutes or of the certificate of incorporation or of these bylaws, notice is required to be given to any director or stockholder, it shall not be construed to mean personal notice, but such notice may be given in writing, by mail, addressed to such director or stockholder, at his address as it appears on the records of the corporation, with postage thereon prepaid, and such notice shall be deemed to be given at the time when the same shall be deposited in the United States mail. Notice to directors may also be given by telegram.

4.2 Waiver of Notice. Whenever any notice is required to be given under the provisions of the statutes or of the certificate of incorporation or of these bylaws, a waiver thereof in writing, signed by the person or persons entitled to said notice, or a waiver by electronic transmission by the person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent thereto. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the stockholders, directors or members of a committee of directors need be specified in any written waiver of notice or any waiver by electronic transmission unless so required by the certificate of incorporation or the bylaws.

4.3 Electronic Notice.

(a) Electronic Transmission. Without limiting the manner by which notice otherwise may be given effectively to stockholders ~~and directors~~, any notice to stockholders ~~or directors~~ given by the corporation under any provision of the DGCL, the certificate of incorporation or these bylaws shall be effective if given by a form of electronic transmission consented to by the stockholder ~~or director~~ to whom the notice is given. Any such consent shall be revocable by the stockholder ~~or director~~ by written notice to the corporation. Any such consent shall be deemed revoked if (1) the corporation is unable to deliver by electronic transmission two consecutive notices given by the corporation in accordance with such consent and (2) such inability becomes known to the secretary or an assistant secretary of the corporation or to the transfer agent, or other person responsible for the giving of notice; provided, however, the inadvertent failure to treat such inability as a revocation shall not invalidate any meeting or other action.

(b) Effective Date of Notice. Notice given pursuant to subsection (a) of this section shall be deemed given: (1) if by facsimile telecommunication, when directed to a number at which the stockholder ~~or director~~ has consented to receive notice; (2) if by electronic mail, when directed to an electronic mail address at which the stockholder ~~or director~~ has consented to receive notice; (3) if by a posting on an electronic network together with separate notice to the stockholder ~~or director~~ of such specific posting, upon the later of (i) such posting and (ii) the giving of such separate notice; and (4) if by any other form of electronic transmission, when directed to the stockholder ~~or director~~. An affidavit of the secretary or an assistant secretary or of the transfer agent or other agent of the corporation that the notice has been given by a form of electronic transmission shall, in the absence of fraud, be prima facie evidence of the facts stated therein.

(c) Form of Electronic Transmission. For purposes of these bylaws, “electronic transmission” means any form of communication, not directly involving the physical transmission of paper, that creates a record that may be retained, retrieved, and reviewed by a recipient thereof, and that may be directly reproduced in paper form by such a recipient through an automated process.

ARTICLE V OFFICERS

5.1 Required and Permitted Officers. The officers of the corporation shall be chosen by the Board of Directors and shall be a president, treasurer and a secretary. The Board of Directors may elect from among its members a Chairman of the Board and a Vice-Chairman of the Board. The Board of Directors may also choose one or more vice-presidents, assistant secretaries and assistant treasurers. Any number of offices may be held by the same person, unless the certificate of incorporation or these bylaws otherwise provide.

~~5.2 Appointment of Required Officers. The Board of Directors at its first meeting after each annual meeting of stockholders shall choose a president, a treasurer, and a secretary and may choose vice-presidents.~~

5.2 ~~5.3~~ Appointment of Permitted Officers. The Board of Directors may appoint such other officers and agents as it shall deem necessary who shall hold their offices for such terms and shall exercise such powers and perform such duties as shall be determined from time to time by the Board of Directors.

5.3 ~~5.4~~ Officer Compensation. The salaries of all officers and agents of the corporation shall be fixed by the Board of Directors.

5.4 ~~5.5~~ Term of Office; Vacancies. The officers of the corporation shall hold office until their successors are chosen and qualify. Any officer elected or appointed by the Board of Directors may be removed at any time by the affirmative vote of a majority of the Board of Directors. Any vacancy occurring in any office of the corporation shall be filled by the Board of Directors.

THE CHAIRMAN OF THE BOARD

5.5 ~~5.6~~ Chairman Presides. The Chairman of the Board, if any, shall preside at all meetings of the Board of Directors and of the stockholders at which he or she shall be present. He or she shall have and may exercise such powers as are, from time to time, assigned to him by the Board of Directors and as may be provided by law.

5.6 ~~5.7~~ Absence of Chairman. In the absence of the Chairman of the Board, the Vice-Chairman of the Board, if any, shall preside at all meetings of the Board of Directors and of the stockholders at which he or she shall be present. He or she shall have and may exercise such powers as are, from time to time, assigned to him by the Board of Directors and as may be provided by law.

THE PRESIDENT AND VICE-PRESIDENTS

5.7 ~~5.8~~ Powers of President. The president shall be the chief executive officer of the corporation; in the absence of the Chairman and Vice-Chairman of the Board he or she shall preside at all meetings of the stockholders and the Board of Directors; he or she shall have general and active management of the business of the corporation and shall see that all orders and resolutions of the Board of Directors are carried into effect.

5.8 ~~5.9~~ President’s Signature Authority. The president shall execute bonds, mortgages and other contracts requiring a seal, under the seal of the corporation, except where required or permitted by law to be otherwise signed and executed and except where the signing and execution thereof shall be expressly delegated by the Board of Directors to some other officer or agent of the corporation.

5.9 ~~5.10~~ Absence of President. In the absence of the president or in the event of his inability or refusal to act, the vice-president, if any, (or in the event there be more than one vice-president, the vice-presidents in the order designated by the directors, or in the absence of any designation, then in the order of their election) shall perform the duties of the president, and when so acting, shall have all the powers of and be subject to all the restrictions upon the president. The vice-presidents shall perform such other duties and have such other powers as the Board of Directors may from time to time prescribe.

THE SECRETARY AND ASSISTANT SECRETARY

5.10 ~~5.11~~ Duties of Secretary. The secretary shall attend all meetings of the Board of Directors and all meetings of the stockholders and record all the proceedings of the meetings of the corporation and of the Board of Directors in a book to be kept for that purpose and shall perform like duties for the standing committees when required. He or She shall give, or cause to be given, notice of all meetings of the stockholders and special meetings of the Board of Directors, and shall perform such other duties as may be prescribed by the Board of Directors or president, under whose supervision he or she shall be. He or She shall have custody of the corporate seal of the corporation and he or she, or an assistant secretary, shall have authority to affix the same to any instrument requiring it and when so affixed, it may be attested by his signature or by the signature of such assistant secretary. The Board of Directors may give general authority to any other officer to affix the seal of the corporation and to attest the affixing by his signature.

5.11 ~~5.12~~ Duties of Assistant Secretary. The assistant secretary, or if there be more than one, the assistant secretaries in the order determined by the Board of Directors (or if there be no such determination, then in the order of their election) shall, in the absence of the secretary or in the event of his inability or refusal to act, perform the duties and exercise the powers of the secretary and shall perform such other duties and have such other powers as the Board of Directors may from time to time prescribe.

THE TREASURER AND ASSISTANT TREASURERS

5.12 ~~5.13~~ Duties of Treasurer. The treasurer shall have the custody of the corporate funds and securities and shall keep full and accurate accounts of receipts and disbursements in books belonging to the corporation and shall deposit all moneys and other valuable effects in the name and to the credit of the corporation in such depositories as may be designated by the Board of Directors.

5.13 ~~5.14~~ Disbursements and Financial Reports. He or She shall disburse the funds of the corporation as may be ordered by the Board of Directors, taking proper vouchers for such disbursements, and shall render to the president and the Board of Directors, at its regular meetings or when the Board of Directors so requires, an account of all his transactions as treasurer and of the financial condition of the corporation.

5.14 ~~5.15~~ Treasurer’s Bond. If required by the Board of Directors, the treasurer shall give the corporation a bond (which shall be renewed every six years) in such sum and with such surety or sureties as shall be satisfactory to the Board of Directors for the faithful performance of the duties of his office and for the restoration to the corporation, in case of his death, resignation, retirement or removal from office, of all books, papers, vouchers, money and other property of whatever kind in his possession or under his control belonging to the corporation.

5.15 ~~5.16~~ Duties of Assistant Treasurer. The assistant treasurer, or if there shall be more than one, the assistant treasurers in the order determined by the Board of Directors (or if there be no such determination, then in the order of their election) shall, in the absence of the treasurer or in the event of the treasurer’s inability or refusal to act, perform the duties and exercise the powers of the treasurer and shall perform such other duties and have such other powers as the Board of Directors may from time to time prescribe.

ARTICLE VI

CERTIFICATE OF STOCK

6.1 Stock Certificates. The shares of stock in the corporation shall be represented by certificates, provided that the Board of Directors may provide by resolution or resolutions that some or all of any or all classes or series of the corporation’s stock shall be in uncertificated form. Stock certificates shall be in such forms as the Board of Directors may prescribe and signed by the President or a Vice President and by the Treasurer or an Assistant Treasurer, or the Secretary or an Assistant Secretary of the corporation.

6.2 Facsimile Signatures. Any or all of the signatures on the certificate may be facsimile. In the event that any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, the certificate may be issued by the corporation with the same effect as if such officer, transfer agent or registrar were still acting as such at the date of issue.

6.3 Lost Certificates. The Board of Directors may direct a new certificate or certificates or uncertificated shares to be issued in place of any certificate or certificates theretofore issued by the corporation alleged to have been lost, stolen or destroyed upon the making of an affidavit of that fact by the person claiming the certificate to be lost, stolen or destroyed. When authorizing such issuance of a new certificate or certificates or uncertificated shares, the ~~Board of Directors~~corporation may, in its discretion and as a condition precedent to the issuance of the new certificate or certificates or uncertificated shares, require the owner of such lost, stolen or destroyed certificate or certificates, or his legal representative, to advertise the same in such manner as it shall require and/or to give the corporation a bond in such sum as it may direct as indemnity against any claim that may be made against the corporation with respect to the certificate alleged to have been lost, stolen or destroyed.

6.4 Transfer of Stock. Transfers of stock shall be made on the books of the corporation by the holder of the shares in person or by such holder’s attorney upon surrender and cancellation of certificates for ~~a like number~~the applicable shares (in the case of shares~~,~~ represented by certificates) or as otherwise provided by law ~~with respect to~~(in the case of uncertificated shares).

6.5 Fixing a Record Date. In order that the corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, ~~or to express consent to corporate action in writing without a meeting,~~ or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board of Directors may fix, in advance, a record date, which record date shall not be more than sixty (60) nor less than ten (10) days before the date of such meeting, nor more than sixty (60) days prior to any other action. The record date for determining stockholders entitled to express consent to corporate action in writing without a meeting shall be fixed in accordance with Section 2.10 of these bylaws. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

6.6 Registered Stockholders. The corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends, to vote as such owner, to hold liable for calls and assessments a person registered on its books as the owner of shares and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of Delaware.

ARTICLE VII

GENERAL PROVISIONS

7.1 Dividends. Dividends upon the capital stock of the corporation, if any, subject to the provisions of the certificate of incorporation, may be declared by the Board of Directors at any regular or special meeting, pursuant to law. Dividends may be paid in cash, in property or in shares of the capital stock, subject to the provisions of the certificate of incorporation.

7.2 Reserve for Dividends. Before payment of any dividend, there may be set aside out of any funds of the corporation available for dividends such sum or sums as the directors from time to time, in their sole discretion, think proper as a reserve or reserves to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the corporation, or for such other purposes as the directors think conducive to the interests of the corporation, and the directors may modify or abolish any such reserve in the manner in which it was created.

7.3 Checks. All checks or demands for money and notes of the corporation shall be signed by such officer or officers or such other person or persons as the Board of Directors may from time to time designate.

7.4 Fiscal Year. The fiscal year of the corporation shall be fixed by resolution of the Board of Directors.

7.5 Corporate Seal. The Board of Directors may adopt a corporate seal having inscribed thereon the name of the corporation, the year of its organization and the words “Corporate Seal, Delaware.” The seal may be used by causing it or a facsimile thereof to be impressed or affixed or otherwise reproduced.

7.6 Indemnification.

(a) Authorization of Indemnification. Each person who was or is a party or is threatened to be made a party to or is involved in any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative and whether by or in the right of the Corporation or otherwise (a “proceeding”), by reason of the fact that he or she, or a person of whom he or she is the legal representative, is or was a director, officer, employee or agent of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee, partner (limited or general) or agent of another corporation or of a partnership, joint venture, limited liability company, trust or other enterprise, including service with respect to an employee benefit plan, shall be (and shall be deemed to have a contractual right to be) indemnified and held harmless by the Corporation (and any successor to the Corporation by merger or otherwise) to the fullest extent authorized by, and subject to the conditions and (except as provided herein) procedures set forth in the DGCL, as the same exists or may hereafter be amended (but any such amendment shall not be deemed to limit or prohibit the rights of indemnification hereunder for past acts or omissions of any such person insofar as such amendment limits or prohibits the indemnification rights that said law permitted the Corporation to provide prior to such amendment), against all expenses, liabilities and losses (including attorneys’ fees, judgments, fines, ERISA taxes or penalties and amounts paid or to be paid in settlement) reasonably incurred or suffered by such person in connection therewith; provided, however, that the Corporation shall indemnify any such person seeking indemnification in connection with a proceeding (or part thereof) initiated by such person (except for a suit or action pursuant to Section 7.6(b) hereof) only if such proceeding (or part thereof) was authorized by the Board of Directors of the Corporation. The indemnification conferred in this Section ~~6.1~~7.6 also shall include the right to be paid by the Corporation (and such successor) the expenses (including attorneys’ fees) incurred in the defense of or other involvement in any such proceeding in advance of its final disposition, provided, however, that, if and to the extent the DGCL requires, the payment of such expenses (including attorneys’ fees) incurred by a director, officer, employee or agent in advance of the final disposition of a proceeding shall be made only upon delivery to the Corporation of an undertaking by or on behalf of such director, officer, employee or agent to repay all amounts so paid in advance if it shall ultimately be determined that such director or officer is not entitled to be indemnified under this Section ~~7.8~~7.6 or otherwise; and provided further, that, such expenses incurred by other employees and agents may be so paid in advance upon such terms and conditions, if any, as the Board of Directors deems appropriate.

(b) Right of Claimant to Bring Action Against the Corporation. If a claim under Section ~~7.8~~7.6 is not paid in full by the Corporation within sixty days after a written claim has been received by the Corporation, the claimant may at any time thereafter bring an action against the Corporation to recover the unpaid amount of the claim and, if successful in whole or in part, the claimant shall be entitled to be paid also the expense of prosecuting such action. It shall be a defense to any such action (other than an action brought to enforce a claim for expenses incurred in connection with any proceeding in advance of its final disposition where the required undertaking, if any is required, has been tendered to the Corporation) that the claimant has not met the standards of conduct which make it permissible under the DGCL for the Corporation to indemnify the claimant for the amount claimed or is otherwise not entitled to indemnification under Section ~~7.8,~~7.6, but the burden of proving such defense shall be on the Corporation. The failure of the Corporation (in the manner provided under the DGCL) to have made a determination prior to or after the commencement of such action that indemnification of the claimant is proper in the circumstances because he or she has met the applicable standard of conduct set forth in the DGCL shall not be a defense to the action or create a presumption that the claimant has not met the applicable standard of conduct. Unless otherwise specified in an agreement with the claimant, an actual determination by the Corporation (in the manner provided under the DGCL) after the commencement of such action that the claimant has not met such applicable standard of conduct shall not be a defense to the action, but shall create a presumption that the claimant has not met the applicable standard of conduct.

(c) Non-Exclusivity. The rights to indemnification and advance payment of expenses provided by Section ~~7.8~~7.6 hereof shall not be deemed exclusive of any other rights to which those seeking indemnification and advance payment of expenses may be entitled under any by-law, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his or her official capacity and as to action in another capacity while holding such office.

(d) Survival of Indemnification. The indemnification and advance payment of expenses and rights thereto provided by, or granted pursuant to, Section ~~7.8~~7.6 hereof shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a director, officer, employee, partner or agent and shall inure to the benefit of the personal representatives, heirs, executors and administrators of such person.

(e) Insurance. The Corporation shall have power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee, partner (limited or general) or agent of another corporation or of a partnership, joint venture, limited liability company, trust or other enterprise, against any liability asserted against such person or incurred by such person in any such capacity, or arising out of such person’s status as such, and related expenses, whether or not the Corporation would have the power to indemnify such person against such liability under the provisions of the DGCL.

CERTIFICATE OF INCORPORATION GOVERNS

7.7 Conflicts with Certificate of Incorporation. In the event of any conflict between the provisions of the corporation’s certificate of incorporation and these bylaws, the provisions of the certificate of incorporation shall govern.

ARTICLE VIII

AMENDMENTS

These bylaws may be altered, amended or repealed, or new bylaws may be adopted by the stockholders or by the Board of Directors, when such power is conferred upon the Board of Directors by the certificate of incorporation at any regular meeting of the stockholders or of the Board of Directors or at any special meeting of the stockholders or of the Board of Directors ~~if notice of such alteration, amendment, repeal or adoption of new bylaws be contained in the notice of such special meeting~~, subject to the applicable notice requirements set forth in these bylaws. If the power to adopt, amend or repeal bylaws is conferred upon the Board of Directors by the certificate of incorporation, it shall not divest or limit the power of the stockholders to adopt, amend or repeal bylaws.

ARTICLE IX FORUM FOR ADJUDICATION OF DISPUTES

Unless the Corporation consents in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware shall be the sole and exclusive forum for (a) any derivative action or proceeding brought on behalf of the Corporation, (b) any action asserting a claim of breach of a fiduciary duty owed by any director, officer or other employee of the Corporation to the Corporation or the Corporation’s stockholders, (c) any action asserting a claim against the Corporation arising pursuant to any provision of the DGCL, the certificate of incorporation or the bylaws of the Corporation, or (d) any action asserting a claim against the Corporation governed by the internal affairs doctrine. Any person or entity purchasing or otherwise acquiring any interest in shares of capital stock of the Corporation shall be deemed to have notice of and consented to the provisions of this Article IX.